                                                                   Exhibit 10.40

                                                                  Execution Copy

                              DATED 27TH JULY, 2004

                         ASIA NETCOM CORPORATION LIMITED
                                   AS BORROWER

                   THE BANKS AND OTHER FINANCIAL INSTITUTIONS
                         NAMED IN SCHEDULE 1 AS LENDERS

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                                   AS ARRANGER

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                                AS FACILITY AGENT

                     AMENDED AND RESTATED FACILITY AGREEMENT
                        RELATING TO A TERM LOAN FACILITY
                             OF UP TO US$150,000,000

                                 RICHARDS BUTLER
                                    HONG KONG

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                                TABLE OF CONTENTS

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CLAUSE                                                                                                        PAGE NO.
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
1.       DEFINITIONS AND CONSTRUCTION.......................................................................      1

2.       THE FACILITY.......................................................................................     26

3.       PURPOSE ...........................................................................................     27

4.       DRAWDOWN ..........................................................................................     28

5.       CONDITIONS PRECEDENT...............................................................................     29

6.       REPAYMENT..........................................................................................     30

7.       VOLUNTARY PREPAYMENT, CANCELLATION AND MANDATORY PREPAYMENT........................................     32

8.       INTEREST ..........................................................................................     37

9.       SUBSTITUTE BASIS...................................................................................     39

10.      INCREASED COSTS....................................................................................     40

11.      ILLEGALITY.........................................................................................     42

12.      INDEMNITIES........................................................................................     43

13.      PAYMENTS ..........................................................................................     44

14.      TAXES 46

15.      REPRESENTATIONS AND WARRANTIES.....................................................................     48

16.      UNDERTAKINGS.......................................................................................     51

17.      EVENTS OF DEFAULT..................................................................................     66

18.      ASSIGNMENT AND TRANSFER............................................................................     71

19.      THE FACILITY AGENT, THE ARRANGER AND THE LENDERS...................................................     73

20.      FEES AND EXPENSES..................................................................................     79

21.      SET-OFF ...........................................................................................     81

22.      PRO RATA SHARING...................................................................................     81

23.      NOTICES ...........................................................................................     83

24.      AGREEMENT TO PERMIT ADDITIONAL LENDERS.............................................................     84

25.      AGREEMENT TO PERMIT LENDER TO INCREASE ITS COMMITMENT..............................................     86
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
26.      WAIVER; AMENDMENTS AND CONSENTS; REMEDIES, SEVERABILITY AND COUNTERPARTS...........................     87

27.      GOVERNING LAW AND JURISDICTION.....................................................................     88

SCHEDULE 1 90

THE ORIGINAL LENDERS AND THEIR COMMITMENTS..................................................................     90

SCHEDULE 2 91

FORM OF DRAWDOWN NOTICE.....................................................................................     91

SCHEDULE 3 92

DOCUMENTS AND EVIDENCE REQUIRED AS..........................................................................     92

CONDITIONS PRECEDENT TO FIRST ADVANCE.......................................................................     92

SCHEDULE 4 95

FORM OF AUTHORISED SIGNATORY CERTIFICATE....................................................................     95

SCHEDULE 5 98

FORM OF TRANSFER CERTIFICATE................................................................................     98

SCHEDULE 6 101

VENDOR FINANCING ...........................................................................................    101

SCHEDULE 7 102

CONSENTS   102

SCHEDULE 8 103

FINANCIAL COVENANTS.........................................................................................    103

SCHEDULE 9 105

CONFIRMATION OF IPO PROCEEDS................................................................................    105

SCHEDULE 10 106

FORM OF HYBRID FINANCIAL STATEMENTS AND.....................................................................    106

HYBRID FINANCIAL PRO-FORMAS.................................................................................    106

SCHEDULE 11 108

DEBENTURES  108

SCHEDULE 12 110

SHARE MORTGAGES ............................................................................................    110

SHARE MORTGAGES TO BE GRANTED BY THE FOLLOWING SECURITY PARTIES IN FAVOUR OF THE SECURITY...................    110
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
SCHEDULE 13 112

SUBORDINATION DEEDS........................................................................................     112

SCHEDULE 14 113

BORROWER'S BRINGDOWN CERTIFICATE...........................................................................     113

SCHEDULE 15 115

GROUP STRUCTURE CHART......................................................................................     115

SCHEDULE 16 117

INITIAL MATERIAL SUBSIDIARIES..............................................................................     117

SCHEDULE 17 118

DOCUMENTS REQUIRED TO BE DELIVERED BY AN...................................................................     118

ADDITIONAL SECURITY PARTY..................................................................................     118

SCHEDULE 18 119

Security PeRfection requirements...........................................................................     119

EXECUTION PAGE ............................................................................................     126
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[Facility Agreement]

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THIS AGREEMENT is made on 27th July 2004

BETWEEN:-

(1) ASIA NETCOM CORPORATION LIMITED, a company incorporated under the laws of Bermuda whose registered office is situate at Clarendon House, 2 Church Street, Hamilton, HM11 Bermuda (the "BORROWER");

(2) THE BANKS AND OTHER FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (collectively the "ORIGINAL LENDERS" and each an "ORIGINAL LENDER");

(3) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED as arranger (in such capacity, the "Arranger"); and

(4) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED as facility agent for the Finance Parties (in such capacity the "FACILITY AGENT").

WHEREAS:-

The Lenders have agreed, upon the terms and subject to the conditions of this Agreement, to make available to the Borrower a term loan facility in the maximum aggregate amount of up to US$150,000,000.

IT IS HEREBY AGREED as follows:-

1.       DEFINITIONS AND CONSTRUCTION

1.1      TERMS DEFINED

         In this Agreement and the Recitals and the Schedules, unless the context otherwise requires, the following terms and expressions shall have the following respective meanings:-

         "ADDITIONAL ASSIGNMENT OF INSURANCES" means a document in agreed form under which a Security Party or, as the case may be, an Additional Security Party is expressed to create assignments by way of security or other Security Interests of its rights to Insurances and Insurance Proceeds or over additional rights to Insurances and Insurance Proceeds, as the case may be in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "ADDITIONAL DEBENTURE" means a document in agreed form under which a Security Party or, as the case may be, an Additional Security Party is expressed to create Security Interests over its assets or over additional assets as the case may be in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "ADDITIONAL FINANCING" shall have the meaning given to it in Clause
         16.17 (No Additional Borrowing).

[Facility Agreement]

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         "ADDITIONAL LENDERS" shall have the meaning given to it in Clause 24
         (Agreement to Permit Additional Lenders).

         "ADDITIONAL SECURITY DOCUMENT" means a document in agreed form under which a Security Party or, as the case may be, an Additional Security Party is expressed to create Security Interests over particular assets specified therein or over additional assets specified therein, as the case may be in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "ADDITIONAL SECURITY PARTY" means at any relevant time a member of the Borrower Group or the EAN Group which has become or is required by the Facility Agent to become an Additional Security Party under this Agreement.

         "ADDITIONAL SHARE MORTGAGE" means a document in agreed form under which a Security Party or, as the case may be, an Additional Security Party is expressed to create Security Interests over inter alia, shares owned by that Security Party or, as the case may be that Additional Security Party in any person in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "ADDITIONAL SUBORDINATION DEED" means a document in agreed form under which a Security Party, or as the case may be, an Additional Security Party inter alia, subordinates its rights in respect of loans or advances made or to be made by it to members of the Group and, as appropriate, its obligations in respect of loans or advances made or to be made to it by members of the Group, in each case, to the Indebtedness constituted by this Agreement in form and substance satisfactory to the Finance Parties.

         "ADVANCE" means either a Tranche A Advance or a Tranche B Advance.

         "AFFILIATE" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

         "AGREED PROPORTIONS" shall have the meaning given to it in Clause 2.2 (Pro Rata Participation).

         "ALTERNATIVE FURTHER FINANCING" shall have the meaning given to it in Clause 16.17 (No Additional Borrowing).

         "ANC MORTGAGED SHARES" means 100% of the shares in the Borrower which shares are held legally and beneficially directly or indirectly by CNC International and which are the subject of the ANC Share Mortgage.

         "ANC SHARE MORTGAGE" means the share mortgage to be entered into by CNC International in favour of the Security Trustee over the ANC Mortgaged Shares and the other Charged Assets (as defined therein) in form and substance satisfactory to the Finance Parties.

[Facility Agreement]

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         "APPROVED CAPITAL EXPENDITURE" means any expenditure by the Borrower
         Group on capital equipment and working capital (excluding repayment or refinancing or any other payment in respect of the Vendor Financing) and costs, fees and expenses directly incurred in connection with this Facility.

         "APPROVED OFFICER" means the chief financial officer of the Borrower or the person as notified to the Facility Agent in writing from time to time who is a senior financial officer of the Borrower.

         "ASSETCO" means CNC Network Corporation Limited, a company incorporated in the British Virgin Islands, whose registered office is at Romasco Place, Wickham's Cay 1, Road Town, Tortola, British Virgin Islands, the immediate Holding Company of EAN and a wholly owned Subsidiary of China Netcom Holdings (BVI) Limited.

         "ASSETCO GROUP" means AssetCo and each of its Subsidiaries.

         "AVAILABLE COMMITMENT" means in relation to a Facility, a Lender's Commitment under that Facility minus:

         (a) the amount of its participation in any outstanding Loan under that Facility; and

         (b) in relation to any proposed Advance, the amount of its participation in any Advances that are due to be made under that Facility on or before the proposed Drawdown Date.

         "AVAILABLE FACILITY" means, in relation to a Facility, the aggregate for the time being of each Lender's Available Commitment in respect of that Facility.

         "BACKHAUL/OFFNET OVERHANG" means cash outflow incurred by a member of the Borrower Group for the purchase of IRU Capacity from a third party in respect of which a member of the Borrower Group has already received payment from a customer purchasing IRU Capacity from a member of the Borrower Group.

         "BORROWER GROUP" means the Borrower and each of its Subsidiaries.

         "BUSINESS DAY" means:-

         (a) for the purposes of determining LIBOR, a day on which Dollar deposits may be dealt with in the London interbank market;

         (b) in relation to a day on which payment is to be made in Dollars, a day (other than a Saturday or a Sunday) on which banks are open for business in Beijing, London, Hong Kong and New York; and

         (c) in relation to any other day, a day (other than a Saturday or a Sunday) on which banks are open for business in London, Beijing and Hong Kong.

         "BREAKAGE COSTS" means the amount (if any) by which:

[Facility Agreement]

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         (a)      the interest which a Lender should have received for the
                  period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

         exceeds:

         (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

         "CHARGE OVER ACCOUNT" means a charge over the Escrow Accounts to be entered into by the Borrower in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "CHARGE OVER DEPOSIT" means a charge over the Deposit to be entered into by the Borrower in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "CHINA NETCOM" means China Netcom Corporation Limited [CHAINISE CHARACTOR], a wholly foreign owned corporation organized under the laws of the People's Republic of China and a Subsidiary of the Guarantor having registration number 0443376 whose principal place of business is at No.1, Beihuan Donglu, Beijing, Development Area, Beijing 100176, PRC.

         "CHINA NETWORK" means China Network Communications Group Corporation, whose principal place of business is at No. 156 Fu Xin Min Nei Da Jie, Xicheng District, Beijing 100032, PRC.

         "CHINA NETWORK COMFORT LETTER" means a letter agreement between China Network and the Facility Agent stating China Network's support for the Borrower in the agreed form.

         "CNC HK" means China Netcom Corporation (Hong Kong) Limited, a limited liability company incorporated under the laws of Hong Kong, whose registered office is at 59/F., Bank of China Tower, 1 Garden Road, Central, Hong Kong.

         "CNC HK GROUP" means CNC HK and each of its Subsidiaries.

         "CNC HK GUARANTEE" means an unconditional and irrevocable guarantee and indemnity to be entered into by CNC HK in favour of the Security Trustee in respect of the obligations of the Borrower under the Finance Documents in form and substance satisfactory to the Finance Parties.

         "CNC INTERNATIONAL" means China Netcom Corporation International Limited whose registered address is at Clarendon House, 2 Church Street, Hamilton HN11, Bermuda.

[Facility Agreement]

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         "COA EXPENSES" means the aggregate of all costs, charges, expenses or the like calculated in accordance with US GAAP, payable by members of the Borrower Group to any of its joint venture partners or other third party telecommunications, information technology, or Internet network, or service providers for the provision of the following services and capacity (but not including IRUs):-

         (a)      International Circuits;

         (b)      Local Loops;

         (c)      IP Transit Charges;

         (d)      Voice Usage;

         (e)      Internet Peering Charges;

         (f)      Managed Router; and

         (g) any other similar expenses that are not OA&M Expenses or SG&A Expenses,

         in each case excluding any prepayments made by a member of the Borrower Group in respect thereof.

         "COLLATERAL" means together all the assets over which the Security Parties have created or are to create a Security Interest in favour of:

         (a)      the Security Trustee, and/or

         (b) any of the Vendor Financing Secured Parties which Security Interests are to be transferred to NewCo pursuant to the Deeds of Transfer, Release and Settlement,

         and any documents contemplated thereunder.

         "COMMITMENT" means a Tranche A Commitment or a Tranche B Commitment.

         "CONFIRMATION OF IPO PROCEEDS" means a notice substantially in the form of Schedule 9 (IPO Notice Confirmation of IPO Proceeds).

         "CONSENT" means each of the consents, approvals, registrations, permits and other matters referred to in Schedule 7.

         "CPE" means customer premises equipment purchased by a member of the Borrower Group for a customer with title to such equipment transferred to that customer at a pre-determined later date.

         "CURRENCY EQUIVALENT" of any amount denominated in any currency at any time means:

[Facility Agreement]

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

         (a) if such amount is denominated in Dollars the amount therefor in Dollars; and

         (b) in any other case, the equivalent of such amount in Dollars, as determined by the Facility Agent in its sole discretion, at such time; provided that, for these purposes in relation to any amount denominated in a currency other than Dollars in respect of which the Borrower or any member of the Borrower Group, or, as the case may be, AssetCo or any member of the AssetCo Group, has the benefit of any instrument issued by a third party providing a fixed rate of exchange from Dollars into such currency and which is available to be used at the time of such conversion, the amount of Dollars required at such time, as determined by the Facility Agent in its sole discretion, in order to purchase such amount in the currency in which it is denominated using the rate of exchange provided for in such instrument at such time.

         "DEBENTURES" means collectively the debentures or similar security documents in agreed form creating Security Interests to be entered into by the relevant Security Party set out in Schedule 11 Column 1 in favour of the Security Trustee and other Finance Party as the case may be, over assets of the members of the Borrower Group and/or the EAN Group in form and substance satisfactory to the Finance Parties.

         "DEBT SERVICE" means in relation to a stated period the principal repayments and interest payments of the outstanding Indebtedness of the Borrower Group in respect of that period but excluding the Vendor Financing.

         "DEBT SERVICE COVERAGE RATIO" means the ratio of:-

         (a)      Total Cash Available for Debt Service;

                  to

         (b)      Debt Service.

         "DEEDS OF TRANSFER, RELEASE AND SETTLEMENT" means together the NEC Deed of Transfer, Release and Settlement and the KDDI Deed of Transfer, Release and Settlement.

         "DEFAULT" means any Event of Default or any event which with the giving of notice or lapse of time or the satisfaction of any other condition or making of any relevant determination or forming of any opinion under the Finance Documents (or any combination thereof) would constitute an Event of Default.

         "DEFAULT RATE" means the annual rate of interest determined by the Facility Agent to be the aggregate of (a) the Margin, (b) LIBOR or, if the provisions of Clause 9.1 (Market Disruption) apply, the cost to each Lender referred to in Clause 9.3(b) (No Agreement) and (c) 2% per annum.

         "DEPOSIT" means the cash deposit or other cash instruments reasonably acceptable to the Facility Agent in a principal amount of, subject to Clause 16.18 (Cash Deposits), not less than US$50,000,000 to be made under Clause 16.18 (Cash Deposits) by the

[Facility Agreement]

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

         Borrower with the Facility Agent together with all interest accrued thereon from time to time.

         "DEPOSIT ACCOUNT" means the US$ interest bearing account opened and maintained with the Facility Agent in Hong Kong in the name of the Borrower into which the Deposit is to be deposited.

         "DISPOSITION" means any sale, assignment, transfer, exchange or other disposition of any assets or any rights or interests therein or thereto (whether now owned or hereafter acquired) by any member of the Borrower Group to any person but excluding dispositions of any obsolete or worn-out property sold or disposed of on arm's length ordinary business terms.

         "DISPOSITION PROCEEDS" means in the case of any Disposition, the aggregate amount of all cash payments, and the cash equivalent of the fair market value of any non-cash consideration, received by any member of the Group directly or indirectly in connection with such Disposition.

         "DISPOSITION PROCEEDS ESCROW ACCOUNT" means the account opened and maintained with the Security Trustee in the name of the Borrower for the purpose of holding amounts paid under the proviso to Clause 7.5A(a).

         "DOLLARS" or "US$" means the lawful currency for the time being of the United States of America.

         "DRAWDOWN DATE" means each date, being a Business Day falling within the Drawdown Period, on which an Advance is or is to be drawn.

         "DRAWDOWN NOTICE" means a notice substantially in the form of Schedule 2 (Form of Drawdown Notice).

         "DRAWDOWN PERIOD" means the period commencing on the date of this Agreement and ending on the earlier of (i) 31st March, 2005 and (ii) the date the amount of the Facility has been reduced to nil.

         "EAC NETWORK" means the fibre optic cable network of the EAN Group excluding network capacity purchased from third parties.

         "EAN" means East Asia Netcom Ltd., an exempted company incorporated in Bermuda, whose registered office is at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

         "EAN GROUP" means EAN and each of its Subsidiaries.

         "EAN GUARANTEE" means an unconditional and irrevocable guarantee and indemnity to be entered into by EAN in favour of the Security Trustee in respect of the obligations of the Borrower and the other Security Parties under the Finance Documents in form and substance satisfactory to the Finance Parties.

[Facility Agreement]

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         "EAN MORTGAGED SHARES" means 100% of the shares in EAN which shares are held legally and beneficially directly by AssetCo and which are the subject of the EAN Share Mortgage.

         "EAN SHARE MORTGAGE" means the share mortgage to be entered into by AssetCo in favour of the Security Trustee over the EAN Mortgaged Shares and the other Collateral (as defined therein) in form and substance satisfactory to the Finance Parties.

         "EBITDA" means in relation to a stated period, the amount equal to Total Revenue less Total Expenses.

         "EFFECTIVE DATE" means the date on which the Facility Agent notifies the Borrower in writing that all the conditions in Clause 2 of the Supplemental Amendment and Restatement Deed shall have been satisfied or waived by the Finance Parties.

         "ESCROW ACCOUNTS" means collectively the Prepayment Escrow Account, the Insurance Proceeds Escrow Account, the Disposition Proceeds Escrow Account and the Requisition Proceeds Escrow Account.

         "EXISTING SHAREHOLDER LOANS" means collectively the three shareholder loans made by CNC HK to the Borrower on 15 March 2004, 25 March 2004 and 1 April 2004 respectively and the shareholder loan made by CNC International to the Borrower on 7 April 2004, and which together with all interest and other costs in respect thereof in aggregate do not at the Effective Date exceed US$20,900,000.

         "EXPROPRIATION" means the expropriation, appropriation, confiscation, compulsory acquisition, deprivation, requisition for title or use of one person's asset(s) by another.

         "EVENT OF DEFAULT" means any of the events or circumstances described in Clause 17.1 (Events of Default).

         "FACILITY" means Tranche A or Tranche B or, where the context permits the total transferable term loan facility to be made available by the Lenders to the Borrower on the terms set out in this Agreement.

         "FACILITY OFFICE" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than 5 Business Days written notice) as the office or offices through which it will perform its obligations under this Agreement.

         "FEE LETTER" means any letter or letters dated on or about the date of this Agreement between the Arranger and/or the Facility Agent and the Borrower referred to in Clause 20 (Fees and Expenses) setting out any agreed fees.

         "FINAL MATURITY DATE" means the earlier of (a) the date falling 5 years from the First Drawdown Date; and (b) 31st July, 2009.

         "FINANCE PARTY" means the Facility Agent, the Arranger or a Lender.

[Facility Agreement]

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

         "FINANCIAL COVENANT TEST DATE" means 31st March, 30th June, 30th September and 31st December in each calendar year.

         "FINANCE DOCUMENTS" means collectively, this Agreement, the Security Documents, the Fee Letter and any other document designated as such by the Facility Agent and the Borrower.

         "FINANCIAL INDEBTEDNESS" means any Indebtedness for or in respect of:-

         (a)      monies borrowed and debit balances at banks;

         (b) any amount raised under any note purchase facility on the issue of any debenture, bond, note, loan stock or other instrument or security;

         (c)      any acceptance credit;

         (d) receivables sold or discounted (otherwise than on a non-recourse basis);

         (e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

         (f) leases or hire purchase contracts entered into primarily as a method of raising finance or financing the acquisition of the asset leased unless the aggregate financing amount of all such leases at any time does not exceed US$500,000;

         (g) net amount payable in respect of currency swap or interest rate swap, cap or collar arrangements or other derivative instruments;

         (h) amounts raised under any other transaction having the commercial effect of a borrowing or raising of money;

         (i) preferred shares or shares which are issued or the terms of which are varied in each case after the Effective Date and which are expressed to be redeemable;

         (j) deferred payments for assets (other than current assets) or services acquired other than on trade credit terms in the ordinary course of a person's business; and

         (k) any guarantee, indemnity (including counter indemnity) or similar assurance against financial loss of any other person,

         but no particular Indebtedness shall be taken into account more than once.

         "FINANCIAL YEAR" means each period commencing on 1 January in a calendar year and ending on 31 December in that calendar year.

[Facility Agreement]

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         "FIRST DRAWDOWN DATE" means the first date on which an Advance is made under this Agreement.

         "FREE CASH" means US GAAP Cash less the sum of (i) US GAAP Restricted Cash and (ii) Restricted Cash.

         "FURTHER FINANCING" shall have the meaning given to it in Clause 16.17 (No Additional Borrowing).

         "GROSS INTEREST" means in relation to any stated financial period, the aggregate of all interest, fees, commission, discounts (other than trade discounts) and other cost, charges or expenses accruing due from the Borrower Group on a consolidated basis during such financial period in respect of the Financial Indebtedness of the Borrower Group, including without limitation:

         (i)      capitalised interest;

         (ii) the portion of any payments under finance leases which exceeds the reduction of the principal indebtedness under such leases resulting from such payments; and

         (iii) the amount by which the price payable on redemption of any debt securities issued by the Borrower Group exceeds the original issue proceeds thereof,

         without deduction in respect of interest (including capitalised interest) received by the Borrower Group on a consolidated basis during such period.

         "GROUP" means together the CNC HK Group, China Network, and the AssetCo Group, including, for the avoidance of doubt all Material Subsidiaries for the time being.

         "GROUP ASSIGNMENTS OF INSURANCES" means collectively each assignment by way of security and/or composite assignment by way of security of the Insurances and Insurance Proceeds to be entered into by any one or more of the Security Parties in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "GROUP STRUCTURE CHART" means the Group Structure Chart set out in
         Schedule 15 setting out the structure of the Borrower Group and the EAN Group as at the Effective Date.

         "GUARANTEES" means the CNC HK Guarantee and the EAN Guarantee.

         "GUARANTORS" means (i) CNC HK, and (ii) EAN and "GUARANTOR" means any one of them.

         "GUARANTOR IPO DATE" shall have the meaning given to it in the CNC HK Guarantee.

[Facility Agreement]

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         "GUARANTOR STOCK EXCHANGES" means the Main Board of the Stock Exchange of Hong Kong Limited and/or the New York Stock Exchange.

         "HOLDING COMPANY" means in relation to any person, an entity of which that person is a Subsidiary.

         "HONG KONG" means the Hong Kong Special Administrative Region of the People's Republic of China.

         "HYBRID FINANCIAL PRO-FORMA" means in relation to any relevant future financial period, the consolidated cash and US GAAP hybrid financial projections in respect of the Borrower Group for that period prepared by the Borrower and delivered to the Facility Agent, such projections to be in substantially the form of Schedule 10 Part A.

         "HYBRID FINANCIAL STATEMENT" means in relation to any relevant financial period, consolidated cash and US GAAP hybrid financial statements of the Borrower Group for such period such statements to be in substantially the form set out in Schedule 10 Part B.

         "INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent, primary or collateral, several or joint, secured or unsecured, subordinated or unsubordinated.

         "INITIAL GROUP ASSIGNMENT OF INSURANCES" means the assignment by way of security of Insurances and Insurance Proceeds to be entered into by, inter alia, the Borrower and EAN in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "INITIAL DEBENTURES" means each of the Debentures nos 1 to 10 inclusive in Schedule 11 to be entered into by the relevant Security Party listed in Schedule 11, in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "INITIAL SHARE MORTGAGES" means each of the Share Mortgages nos 1 to 13 inclusive in Schedule 12 to be entered into by the relevant Security Party listed in Schedule 12 in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "INITIAL SUBORDINATION DEEDS" means each of the Subordination Deeds listed in Schedule 13 to be entered into by the relevant Security Parties referred to in Schedule 13 in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "INSURANCE PROCEEDS" means the proceeds of Insurances received or receivable by any member of the Borrower Group or the AssetCo Group.

         "INSURANCE PROCEEDS ESCROW ACCOUNT" means the account opened and maintained with the Security Trustee in the name of the Borrower for the purposes of holding amounts paid under the proviso to Clause 7.5A(c).

[Facility Agreement]

         "INSURANCES" means all policies and contracts of insurance of any kind and every renewal thereof, in respect of which any member of the Borrower Group or the AssetCo Group has or in the future may have any right, title or interest (including, without limitation as loss payee or co-insured), and in particular, but without limitation, the insurance which is to be maintained pursuant to Clause 16.5 (Insurance).

         "INTERCREDITOR AGREEMENT" means an intercreditor agreement entered into, or to be entered into, by NewCo, the Security Trustee for and on behalf of the Finance Parties, EAN, the Junior Security Provider (as defined therein), the Senior Security Providers and the Borrower, whereby, among other things, NewCo agrees to subordinate in all respects its right to the Junior Debt (as defined therein) and the Junior Security (as defined therein) and which sets outs the terms upon which any enforcement by NewCo of any or all of its rights thereunder or in respect thereof shall be subject and subordinated, both in priority and decision making, to the Security Trustee (acting on the instructions of the Finance Parties).

         "INTEREST EXPENSE" means in relation to a stated period, the aggregate of all interest (including, without limitation, the interest element of leasing and hire purchase payments and interest which has been capitalised), commission, fees, discount and other charge accruing during such period in respect of the indebtedness for borrowed money of each member of the Borrower Group and the net amount payable in respect of any interest hedging arrangements (or, as the case may be, deducting the amount receivable in respect of interest hedging arrangements) in respect of such relevant period in the case of any other credit facility and Interest Expense payable under such facility prior to the date on which the same ceases to be available for drawing to the extent that such facility is available for the payment of such Interest Expense.

         "INTEREST PAYMENT DATE" means the last day of an Interest Period.

         "INTEREST PERIOD" means each period for the calculation of interest in respect of any Advance or the Loan ascertained in accordance with Clauses 8.2 (Interest Periods), 8.3 (Day Count Convention) or 8.4 (Default Interest).

         "INTERNATIONAL CIRCUITS" means telecommunications transmission facilities, in the form of telecommunications submarine or land cables, satellites or otherwise, connecting two jurisdictions.

         "INTERNATIONALLY RECOGNISED STOCK EXCHANGE" means any internationally recognized stock exchange or over-the-counter market, and shall include the Main Board of The Stock Exchange of Hong Kong Limited, The Growth Enterprise Market of The Stock Exchange of Hong Kong Limited, New York Stock Exchange, the NASDAQ or any other recognized stock exchange (as defined in section 49BA of the Companies Ordinance (Cap. 32 of the Laws of Hong Kong).

         "INTERNET PEERING CHARGES" means charges payable for the delivery and termination of data through the Internet.

[Facility Agreement]

         "IPO" means the becoming effective of a listing of any share capital of any member of the Borrower Group or the EAN Group on an Internationally Recognised Stock Exchange.

         "IPO NET PROCEEDS" means all monies raised by any member of the Borrower Group or the EAN Group from an IPO of its shares less all costs, expenses, Taxes, fees and commissions paid or incurred by any such member of the Borrower Group or the EAN Group in connection therewith.

         "IP TRANSIT CHARGES" means the charges for the delivery of data by means of Internet Protocol networks including any fees payable for termination of traffic into the United States of America.

         "IRU" means an indefeasible right of use.

         "IRU AGREEMENT" means an agreement or arrangement by which a member of the Borrower Group grants IRU Capacity to a customer in return for payments of IRU Cash Revenue and OA & M Revenues.

         "IRU CAPACITY" means indefeasible rights of use of capacity on any cable network.

         "IRU CAPACITY PROVIDER" means a provider of IRU Capacity.

         "IRU CASH REVENUE" means payments received by any member of the Borrower Group in return for the grant of rights under an IRU Agreement less all costs, expenses, Taxes, fees and commissions paid or incurred by any member of the Borrower Group in connection therewith.

         "KDDI" means KDDI Submarine Cable Systems Inc., a corporation organised under the laws of Japan.

         "KDDI DEED OF TRANSFER, RELEASE AND SETTLEMENT" means the agreement to be entered into between EAN, the Borrower, NewCo, KDDI, DB Trustees (Hong Kong) Limited, and the Security Trustee relating to the transfer of the rights in respect of the Vendor Financing from KDDI and the Vendor Financing Security Documents granted in favour of KDDI or the Vendor Security Trustees.

         "LENDER" means:

         (a)      any Original Lender;

         (b) any bank, financial institution, trust, fund or other person which is a New Lender in accordance with Clause 18 (Assignment and Transfer); and

         (c) any bank or financial institution which is an Additional Lender in accordance with Clause 24 (Agreement to Permit Additional Lenders).

         "LIBOR" means, in relation to any relevant sum and any relevant period:-

[Facility Agreement]

         (a) the annual rate of interest displayed on Moneyline Telerate Page 3750 (or such page as may replace that page from time to time) as being the rate per annum at which Dollar deposits are offered for a period equal or comparable to such period at or about 11:00 a.m. (London time) on the second Business Day before the first day of such period (the "QUOTATION DATE"); or

         (b) if, on the Quotation Date, no such rate appears on Moneyline Telerate Page 3750 (or such page as may replace that page from time to time) or no such page is on display, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16%) of the respective rates quoted by the Reference Banks to the Facility Agent as their offered rates to leading banks in the London interbank market for deposits in Dollars in an amount comparable to such sum for such period at or about 11:00 a.m. (London time) on the Quotation Date provided that if any Reference Bank does not quote such a rate to the Facility Agent for any relevant period, LIBOR for such period shall be determined on the basis of the rates quoted by the other Reference Banks, subject as provided in Clause 9 (Substitute Basis).

         For the purposes of this definition, "RELEVANT PERIOD" means in relation to an Advance or the Loan, as the case may be, each Interest Period or, in relation to any unpaid sum, the period in respect of which LIBOR falls to be determined with respect to such unpaid sum.

         "LOAN" means either the Tranche A Loan or the Tranche B Loan or where the context requires, both of them.

         "LOCAL LOOPS" means a circuit connecting the premises of end users to the technical site of a member of the Borrower Group.

         "MANAGED ROUTER" means a Switch for internet network.

         "MANDATORY PREPAYMENT" means a prepayment of all or part of the Tranche A Loan and the Tranche B Loan pursuant to Clause 7.5 (Mandatory Prepayment).

         "MAJORITY LENDERS" means:

         (a) if there are no Loans then outstanding, a Lender or Lenders whose Commitments aggregate more than 66 2/3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3% of the Total Commitments immediately prior to the reduction); or

         (b) at any other time, a Lender or Lenders whose participations in the Loans then outstanding aggregate more than 66 2/3% of all the Loans then outstanding.

         "MATERIAL SUBSIDIARY" means:

         (a)      the persons listed in Schedule 16; and

[Facility Agreement]

         (b) any Subsidiary of the Borrower (i) whose turnover is equal to at least 10% of the turnover of the Borrower as disclosed in the latest audited financial statements of the Borrower delivered pursuant to Clause 16.2; or (ii) whose net assets exceed 10% of the consolidated total assets of the Borrower as determined by the Facility Agent by reference to the latest audited financial statements of the Borrower delivered pursuant to Clause 16.2; and

         (c) any Subsidiary of EAN (i) whose turnover is equal to at least 10% of the turnover of EAN as disclosed in the latest audited financial statements of EAN delivered pursuant to Clause 7.2 of the EAN Guarantee; or (ii) whose net assets exceed 10% of the consolidated total assets of EAN as determined by the Facility Agent by reference to the latest audited financial statements of EAN delivered pursuant to Clause 7.2 of the EAN Guarantee;

                  PROVIDED THAT:

                  (i) the net assets or turnover of a Subsidiary of the Borrower or a Subsidiary of EAN will be determined from their respective financial statements (consolidated if it has Subsidiaries) upon which the latest audited financial statements of the Borrower Group or the EAN Group (as the case may be) have been based;

                  (ii) if a Subsidiary of the Borrower or, as the case may be, of EAN becomes a member of the Borrower Group or, as the case may be, the EAN Group, after the date on which the latest audited financial statements of the Borrower Group or, as the case may be, the EAN Group have been prepared, the net assets or turnover of that Subsidiary will be determined from its latest financial statements until the Borrower Group or, as the case may be, the EAN Group produces its next audited financial statements;

                  (iii) the net assets or turnover of the Borrower Group and the EAN Group will be determined from its latest respective audited financial statements, adjusted (where appropriate) to reflect the net assets or turnover of any company or business subsequently acquired or disposed of;

                  (iv) if a Material Subsidiary disposes of all or substantially all of its assets to another Subsidiary of the Borrower or EAN, it will, subject to paragraph
                           (b) of this definition, immediately cease to be a Material Subsidiary and the other Subsidiary (if it is not already) will immediately become a Material Subsidiary; the subsequent financial statements of those Subsidiaries, of the Borrower Group and of the EAN Group will be used to determine whether those Subsidiaries are Material Subsidiaries or not,

         If there is a dispute as to whether or not a company is a Material Subsidiary, a certificate of the auditors of the Borrower or, as the case may be EAN will be, in the absence of manifest error, conclusive.

[Facility Agreement]

         "MARGIN" means 1.573% per annum.

         "NEC" means NEC Corporation, a corporation organised under the laws of Japan.

         "NEC CONTRACT" means the project development and construction contract, dated 13th October 2000 (as amended from time to time) between NEC and EAN whereby NEC agreed to provide, and EAN agreed to purchase the submarine fiber optic cable system known as East Asia Crossing Cable System Phase 2 (as more fully described in such contract).

         "NEC DEED OF TRANSFER, RELEASE AND SETTLEMENT" means the agreement to be entered into between EAN, the Borrower, China Netcom Holdings (BVI) Limited, NewCo, NEC, DB Trustees (Hong Kong) Limited, and the Security Trustee relating to the transfer of the rights in respect of the Vendor Financing from NEC and the Vendor Financing Security Documents granted in favour of NEC or the Vendor Security Trustees.

         "NET DEBT" means, in relation to a stated period, the Financial Indebtedness of the Borrower Group less Free Cash.

         "NEWCO" means Group Wealth Finance Limited, a company incorporated in the British Virgin Islands whose registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands being a wholly owned Subsidiary of EAN.

         "NEW LENDER" shall have the meaning attributed to it in Clause 18.4 (Transfer Certificates).

         "OA & M CASH REVENUE" means payments received by any member of the Borrower Group in consideration for the operation and maintenance service provided under an IRU Agreement.

         "OA&M EXPENSES" means the aggregate of the following three items:-

         (a) cash payments to Third Party IRU Capacity Providers for maintenance used by the relevant member of the Borrower Group or of the EAN Group under a Third Party IRU Agreement;

         (b) cash payments to third party companies engaged by a member of the Borrower Group to maintain the EAC Network; and

         (c) US GAAP calculation of internal costs either directly attributable or allocated to the maintenance of the EAC Network from SG&A Expenses.

         "OBLIGORS" means the Borrower and the Guarantors.

         "ORIGINAL FACILITY AGREEMENT" means the Facility Agreement signed by the Borrower, the Original Lenders, China Everbright Bank, the Arranger and the Facility

[Facility Agreement]

         Agent, on 2 December, 2003 but held undated in escrow pursuant to an escrow authorisation letter dated 2 December 2003 between the same parties, as amended and extended from time to time.

         "OUTSTANDINGS" means in relation to a Lender at any relevant time the principal amount of the Tranche A Loan and the Tranche B Loan owing to such Lender.

         "PCL" means Pacific Holdings Limited and its Subsidiaries currently in Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court of the Southern District of New York.

         "PCL OVERHANG" means in relation to a stated period expenditure to be incurred for that period by a member of the Borrower Group in respect of which a member of the Borrower Group has already received payment.

         "PRC" means the People's Republic of China and where the context admits includes the Hong Kong Special Administrative Region.

         "PERMITTED INDEBTEDNESS" means:-

         (a)      any one of:

                  (i)      the Further Financing; or

                  (ii)     the Additional Financing; or

                  (iii)    Alternative Further Financing;

         (b) any other indebtedness (i) raised by the Borrower or EAN with the prior written consent of the Lenders and (ii) which the Lenders have agreed in writing is not required to be applied to make a Mandatory Prepayment; or

         (c) any Indebtedness referred to in Clause 16.16(a)(v) (Borrower Negative Pledge) and in the provisions of Clause 7.15(a)(v) of the EAN Share Mortgage.

         "PREPAYMENT ESCROW ACCOUNT" means the interest bearing account opened and maintained with the Security Trustee in the name of the Borrower into which any amount comprising Mandatory Prepayments are paid in accordance with Clause 7.5 (Mandatory Prepayments) including any sub-accounts thereof.

         "REFERENCE BANKS" means the principal London offices of Bank of China, Citibank N.A., and HSBC Bank plc or any substitute reference banks appointed pursuant to Clause 18.10 (Reference Banks).

         "REPAYMENT DATES" means the dates set out in Column 2 of the table in Clause 6.1 under "Repayment Date".

         "REQUISITION PROCEEDS" means any and all amounts (other than Insurance Proceeds) payable by any relevant governmental or other competent authority or by any person

[Facility Agreement]
         acting by authority of the same in respect of any compensation or reimbursement of fees or otherwise payable in consequence of an Expropriation of an asset of any member of the Borrower Group or any member of the EAN Group or of any of AssetCo's right title or interest in and to any member of the EAN Group (after deducting the amount required by any other member of the Borrower Group or other member of the EAN Group to pay as compensation attributable to such event to third parties that are not Affiliates of the Borrower Group or the EAN Group).

         "REQUISITION PROCEEDS ESCROW ACCOUNT" means the account opened and maintained with the Security Trustee in the name of the Borrower for the purposes of holding amounts paid under the proviso to Clause 7.5A(d).

         "RESTRICTED CASH" means, in respect of one or more members of the Borrower Group and the EAN Group, cash deposited or credit balances with a financial institution in a jurisdiction imposing restrictions, penalties and/or duties for the remittance of such cash or credit balances or part of any thereof outside that jurisdiction in each case not subject to a Security Interest.

         "RIGHT OF FIRST REFUSAL AGREEMENT" means the agreement between CNC HK and the Borrower whereby CNC HK grants the Borrower on behalf of the Borrower Group a right of first refusal or other similar arrangement reasonably acceptable to the Facility Agent in respect of any network capacity or service requirements of the Restricted Group (as defined therein) terminating outside China but within the Asia Pacific region in form and substance reasonably acceptable to the Facility Agent but subject to any contractual obligations which CNC HK may have entered into prior to 2nd December 2003.

         "SECURITY ASSIGNMENT OF THE RIGHT OF FIRST REFUSAL AGREEMENT" means the assignment by way of security of the Right of First Refusal Agreement entered into or to be entered into by the Borrower in favour of the Security Trustee in form and substance satisfactory to the Finance Parties.

         "SECURITY DOCUMENTS" means collectively:

         (a)      the Debentures;

         (b)      the Guarantees:

         (c)      the China Network Comfort Letter;

         (d)      the Group Assignments of Insurances;

         (e)      the Subordination Deeds;

         (f)      the Share Mortgages;

         (g)      the Charge Over Deposit;

         (h)      the Right of First Refusal Agreement;

[Facility Agreement]

         (i)      the Security Assignment of the Right of First Refusal
                  Agreement;

         (j)      the Charge Over Account;

         (k)      the Vendor Financing Security Documents;

         (l)      the Deeds of Transfer, Release and Settlement;

         (m)      the Vendor Financing Transfer Documents;

         (n)      the Intercreditor Agreement;

         (o)      each Additional Debenture;

         (p)      each Additional Share Mortgage;

         (q)      each Additional Assignment of Insurances;

         (r)      each Additional Subordination Deed; and

         (s)      each Additional Security Document;

         and any other document executed from time to time by whatever person as a further guarantee or security for the Borrower's obligations hereunder or any other Security Party's obligations under any other Finance Document and "SECURITY DOCUMENT" means any of them.

         "SECURITY INTEREST" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest or encumbrance of any other kind securing or conferring any priority of payment in respect of any obligation of any person and including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security in each case under any applicable law.

         "SECURITY PARTY" means the Borrower, the Guarantors, China Network, each other member of the Group and, where the context permits, any Additional Security Party or other person which has provided, or subsequently provides, a guarantee of or security, for all or any part of the obligations under the Finance Documents.

         "SECURITY PERFECTION REQUIREMENTS" means with respect to a Security Document payment of all stamp and documentary taxes and duties (including the payment of all such taxes and duties upon a revaluation of the Collateral the subject of such Security Document) required to be paid in any jurisdictions in order for the relevant Security Document to be admissible in evidence in the courts of those jurisdictions and valid, binding and enforceable and any other registration or notice requirement which is required in order to make the Security Document fully enforceable in Hong Kong and in the jurisdiction of the law governing that Security Document and (if requested by

[Facility Agreement]
         the Facility Agent or the Security Trustee, acting reasonably) the jurisdiction of the principal assets secured by that Security Document.

         "SECURITY TRUSTEE" means Industrial and Commercial Bank of China (Asia) Limited in its capacity as security trustee for the Finance Parties.

         "SERVICE REVENUE" means the US GAAP calculation for Total Revenue, including US GAAP Service Revenue not previously reported, from customers of the Borrower Group excluding IRU Cash Revenue or OA&M Cash Revenue.

         "SG&A EXPENSES" means the US GAAP calculation of selling, general and administrative expenses of the Borrower Group.

         "SHARE MORTGAGES" means collectively the ANC Share Mortgage, the EAN Share Mortgage and each of the mortgages or similar security documents in agreed form creating Security Interests to be entered into by the relevant Security Party set out in Schedule 12 Column 1 in favour of the Security Trustee over, inter alia, shares of the members of the Group in form and substance satisfactory to the Finance Parties.

         "SUBORDINATION DEEDS" means collectively each of the subordination deeds or similar security documents in agreed form under which the Borrower and EAN and each of their respective Material Subsidiaries, inter alia, subordinates its rights in respect of loans or advances made or to be made by it to members of the Borrower Group or as the case may be, the EAN Group and, as appropriate, its obligations in respect of loans or advances made or to be made to it by members of the Borrower's Group, in each case, to the Indebtedness constituted by this Agreement in form and substance satisfactory to the Finance Parties.

         "SUBSIDIARY" of a person means any company or entity directly or indirectly controlled by such person, for which purpose "control" means either ownership of more than 50% of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise.

         "SUPPLEMENTAL AMENDMENT AND RESTATEMENT DEED" means the deed dated 27 July, 2004 amending and restating the Original Facility Agreement entered into by the Borrower, the Original Lenders, the Arrangers, China Everbright Bank and the Facility Agent.

         "SWITCH" means an electronic device connecting a telecommunication signal from one end-user to another end-user.

         "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly.

         "TAX CREDIT" means a credit against, relief or remission for, or repayment of any Tax.

[Facility Agreement]

         "TAX ON OVERALL NET INCOME" of a person shall be construed as a reference to a Tax imposed on that person by the jurisdiction in which its principal office (and/or, in the case of a Lender, its Facility Office) is located by reference to (a) the net income, profits or gains received or receivable (but not any sum deemed to be received or receivable) of that person worldwide or (b) such of its net income, profits or gains received or receivable (but not any sum deemed to be received or receivable) as arise in or relate to that jurisdiction.

         "TAX PAYMENT" means either an increase in a payment made by the Borrower or any other Security Party under Clause 14.1 (Tax Gross-up) or a payment under Clause 14.2 (Tax Indemnity).

         "TELECOMMUNICATIONS PROVIDER" means a provider of telecommunications with a credit rating of "BB-" or above (as determined by Standard & Poor's International Ratings, or, if not rated by Standard & Poor's, the equivalent credit rating as determined by Moody's).

         "THIRD PARTY IRU" means an agreement or arrangement by which a member of the Borrower Group agrees to purchase IRUs of a Third Party IRU Capacity Provider.

         "THIRD PARTY IRU AGREEMENT" means an agreement between a member of the Borrower Group and a Third Party IRU Capacity Provider to purchase IRUs from that Third Party IRU Capacity Provider.

         "THIRD PARTY IRU CAPACITY PROVIDER" means a third party provider of capacity who is not a member of the Borrower Group.

         "TOTAL CAPITAL EXPENDITURE" means in relation to a stated period, the total aggregate expenditure by the Borrower Group on items of a capital nature but excluding:

         (i) payments of interest and principal in relation to the Vendor Financing;

         (ii)     Backhaul/Offnet Overhang; and

         (iii)    CPE.

         "TOTAL CASH AVAILABLE FOR DEBT SERVICE" means in relation to a stated period the Currency Equivalent of the sum of the amounts referred to on each Financial Covenant Test Date as Free Cash in the Borrower Group's latest audited consolidated financial statements or, as the case may be, its unaudited consolidated financial statements.

         "TOTAL COMMITMENTS" means the aggregate of the Total Tranche A Commitments and the Total Tranche B Commitments, being, subject to Clause 24 and Clause 25, in aggregate US$130,000,000 at the date of this Agreement.

         "TOTAL EXPENSES" means, in relation to a stated period, the aggregate for that period of:-

[Facility Agreement]

         (i)      SG&A Expenses;

         (ii)     OA&M Expenses; and

         (iii)    CoA Expenses.

         "TOTAL REVENUE" means, in relation to a stated period, the aggregate for that period of:-

         (i)      IRU Cash Revenue;

         (ii)     OA & M Cash Revenue; and

         (iii)    Service Revenue.

         "TOTAL TRANCHE A COMMITMENTS" means the aggregate of the Tranche A Commitments, being, subject to Clause 24 and Clause 25,
         US$73,666,666.67 at the date of this Agreement.

         "TOTAL TRANCHE B COMMITMENTS" means the aggregate of the Tranche B Commitments, being, subject to Clause 24 and Clause 25,
         US$56,333,333.33 at the date of this Agreement.

         "TRANCHE A" means the facility referred in Clause 2.1(a) (The
         Facility).

         "TRANCHE A ADVANCE" means an advance made or to be made by the Lenders to the Borrower under Tranche A or, as the case may be, the principal amount outstanding for the time being of any such advance.

         "TRANCHE A COMMITMENT" means:

         (a) in relation to an Original Lender, the amount set opposite its name under the heading "Tranche A Commitment" in Schedule 1 (The Lenders and their Commitments) and the amount of any other Tranche A Commitment transferred to it under this Agreement; and

         (b) in relation to any other Lender, the amount of any Tranche A Commitment transferred to it under this Agreement,

         to the extent not cancelled, reduced or transferred by it under this Agreement.

         "TRANCHE A LOAN" means at any time, the aggregate amount of all Advances outstanding under Tranche A at that time.

         "TRANCHE B" means the facility referred in Clause 2.1(b) (The
         Facility).

         "TRANCHE B ADVANCE" means an advance made or to be made by the Lenders to the Borrower under Tranche B or, as the case may be, the principal amount outstanding for the time being of any such advance.

         "TRANCHE B COMMITMENT" means:

[Facility Agreement]

         (a) in relation to an Original Lender, the amount set opposite its name under the heading "Tranche B Commitment" in Schedule 1 (The Lenders and their Commitment) and the amount of any other Tranche B Commitment transferred to it under this Agreement; and

         (b) in relation to any other Lender, the amount of any Tranche B Commitment transferred to it under this Agreement,

         to the extent not cancelled, reduced or transferred by it under this Agreement.

         "TRANCHE B LOAN" means at any time, the aggregate amount of all Advances outstanding under Tranche B at that time.

         "TRANSFER CERTIFICATE" means a certificate substantially in the form set out in Schedule 5.

         "US GAAP" means generally accepted accounting principles applicable in the United States of America in effect from time to time.

         "US GAAP CASH" means the Currency Equivalent of the sum of the amounts referred to as cash in hand and credit bank balance in the Borrower Group's latest audited consolidated financial statements or, as the case may be, its unaudited consolidated financial statements.

         "US GAAP RESTRICTED CASH" means the sum of the amounts of cash deposited by any one or more members of the Borrower Group and used as collateral for a guarantee issued by a financial institution at the request of any one or more members of the Borrower Group in the ordinary course of business.

         "UNPAID SUM" means any sum due and payable but unpaid by a Security Party under the Finance Documents.

         "VENDORS" means NEC and KDDI.

         "VENDOR FINANCING" means the secured financings made available to, inter alia, EAN by the Vendors brief details of which are set out in
         Schedule 6.

         "VENDOR FINANCING INTERCREDITOR DOCUMENTS" means the collateral agency agreement dated 14th May 2002 between Asia Global Crossing Limited, EAN, the Collateral Agent (as defined therein), NEC and KDDI and the intercreditor agreement dated 14th May 2002 between Asia Global Crossing Limited EAN, the Collateral Agent (as defined therein), NEC and KDDI.

         "VENDOR FINANCING SECURED PARTIES" means KDDI, NEC and the Vendor Security Trustees as the beneficiaries of the Vendor Financing Security Documents.

         "VENDOR FINANCING SECURITY DOCUMENTS" means together, the NEC PDA and the KDDI PDA (each as defined in Schedule 6), the agreements constituting or evidencing the Security Interests granted as security for the Vendor Financing in

[Facility Agreement]
         favour of KDDI and NEC or the Vendor Security Trustee or any of them, and the Vendor Financing Intercreditor Documents.

         "VENDOR FINANCING TRANSFER DOCUMENTS" means collectively the NEC Deed of Transfer, Release and Settlement, the KDDI Deed of Transfer, Release and Settlement and each of the agreements and documents listed in the respective Schedules thereto or required under any such agreement or document.

         "VENDOR SECURITY TRUSTEES" means together, DB Trustees (Hong Kong) Limited and Fubon Commercial Bank Co., Ltd., and each a "VENDOR SECURITY TRUSTEE".

         "VOICE USAGE" means the transmission and delivery of voice traffic for other telecommunications carriers.

1.2      CLAUSE HEADINGS

         Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.3      CONSTRUCTION

         In this Agreement, unless the context otherwise requires:-

         (a) references to an "AFFILIATE" means, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, is controlled by, controls, or is under common control with, such specified person;

         (b) references to a document being in "AGREED FORM" or to a matter being "AGREED" means such document or matter as agreed by the Facility Agent;

         (c) references to "ASSETS" include present and future properties, revenues and rights of every description (whether real, personal or mixed, and whether tangible or intangible);

         (d) references to an "AUTHORISATION" includes any authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration;

         (e) references to "CONTROL" of a person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person and the investment in such person, whether through the ownership of share capital or voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of share capital or securities having the power to elect and/or remove a majority of the board of directors or similar body governing the affairs of such person; and "CONTROLLED" shall be construed accordingly;

[Facility Agreement]

         (f) references to "DISPOSAL" includes any sale, transfer, grant, assignment, lease, exchange or other disposal, whether voluntary or involuntary, and "DISPOSE" shall be construed accordingly;

         (g) a reference to "GUARANTEE" includes any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, or otherwise indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

         (h) "MONTH" shall be construed as a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (and any reference to "MONTHS" shall be construed accordingly) save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day (or, if that Business Day falls in the following month, on the immediately preceding Business Day), PROVIDED THAT if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month;

         (i) references to a "PERSON" include references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

         (j) references to a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (k) references to "SHARE CAPITAL" includes in respect of any person, any subscriptions, options, warrants, commitments, pre-emptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of share capital of any class, or partnership or other ownership interests of any type in, that person and references to "CLASS" means a class of common shares, preferred shares, loan stock or equivalent instruments of a company, whenever issued and, for the avoidance of doubt, each series of ordinary shares, preferred shares, loan stock or equivalent instruments in a company, whenever issued and whether or not having different features, shall be considered as a separate class;

         (l) references to "INCLUDE", "INCLUDES" and "INCLUDING" shall be construed without limitation;

         (m) references to Clauses, Schedules and Recitals include references to the clauses of, schedules and recitals to, this Agreement and references to this Agreement include its Schedules;

[Facility Agreement]

         (n) references in a Clause to a Sub-Clause include references to a sub-clause of that Clause;

         (o) references to (or to any specified provision of) this Agreement or any other Finance Document or other document include references to this Agreement, that Finance Document, that provision or that document as in force for the time being and as amended, varied, novated or supplemented in accordance with the terms thereof;

         (p) words importing the plural include the singular and vice versa;

         (q) references to an "ADDITIONAL SECURITY PARTY", the "BORROWER", the "FACILITY AGENT", an "ORIGINAL LENDER", any "FINANCE PARTY" any "OBLIGOR", any "SECURITY PARTY", any "FINANCE PARTY" the "SECURITY TRUSTEE" or any "LENDER" where the context permits, include their respective successors and permitted transferees and permitted assigns in accordance with their respective interests;

         (r) a Default (other than an Event of Default) is "CONTINUING" if it has not been remedied or waived and an Event of Default is "CONTINUING" if it has not been waived.

2.       THE FACILITY

2.1      THE FACILITY

         Subject to the terms and conditions of this Agreement, the Lenders hereby agree to make available to the Borrower, the Facility in two tranches:-

         (a) Tranche A of up to an aggregate amount equal to the Total Tranche A Commitments; and

         (b) Tranche B of up to an aggregate amount equal to the Total Tranche B Commitments.

2.2      PRO RATA PARTICIPATION

         (a) Subject to the remaining provisions of this Clause 2 each Lender shall participate in each Advance to be made under the Facility in the proportion borne by its Commitment to the Total Commitments (the "AGREED PROPORTIONS").

         (b) Each Lender shall participate in the first Advance made under Tranche A as follows:

LENDER                                               AMOUNT OF TRANCHE A FIRST ADVANCE
--------------------------------------------------------------------------------------
ICBC Beijing Branch                                            13,500,000.00
ICBC Shanghai Branch                                            9,000,000.00

[Facility Agreement]

ICBC Hong Kong Branch                                        4,500,000.00
China Minsheng Banking Corp. Ltd.                                    0.00
CITIC Industrial Bank                                        3,333,333.33
Bank of Communications                                       1,666,666.67
Huaxia Bank                                                  1,666,666.67
                              TOTAL                         33,666,666.67

         (c) For each subsequent Tranche A Advance, each Lender shall participate in that Tranche A Advance in such amounts determined by the Facility Agent (acting reasonably) as will as quickly as possible, result in each Lender's proportion of the Tranche A Advances being in the Agreed Proportions and thereafter, each Lender shall participate in any Tranche A Advance in accordance with Clause 2.2 (a) above PROVIDED THAT no Lender shall be obliged to participate for more than its Tranche A Commitment.

2.3      RIGHTS AND OBLIGATIONS OF EACH LENDER SEVERAL

         (a) Subject as otherwise expressly provided in this Agreement, the obligations of each Finance Party under the Finance Documents are several and failure of a Finance Party to carry out its obligations does not affect the obligations of any other party under any of the Finance Documents nor shall any other party to the Finance Documents be responsible or liable for the obligations of such Finance Party under the Finance Documents.

         (b) The rights of each Finance Party under or in connection with a Finance Document are separate and independent rights and any debt arising under a Finance Document to a Finance Party from a Security Party shall be a separate and independent debt.

         (c) Each Finance Party to this Agreement shall except as otherwise stated in the Finance Documents, be entitled to protect and enforce its rights arising out of the Finance Documents independently.

3.       PURPOSE

         (a) Tranche A shall be used towards financing Approved Capital Expenditure and part towards the on-lending of funds to NewCo to purchase the indebtedness and Security Interests constituted by the Vendor Financing and, subject to prior written consent from the Facility Agent acting on the instructions of the Majority Lenders, the repayment of Existing Shareholder Loans; and

[Facility Agreement]

         (b) Tranche B shall be used solely towards the on-lending of funds to NewCo to purchase the indebtedness and Security Interests constituted by the Vendor Financing subject always to Clause 24 (Agreement to Permit Additional Lenders) and Clause 25 (Agreement to Permit Lender to Increase its Commitment),

         but no Finance Party shall be obliged to monitor or verify the application of the proceeds by the Borrower.

4.       DRAWDOWN

4.1      DRAWDOWN

         Subject to Clause 5 (Conditions Precedent), each Advance in respect of a Facility shall only be made by the Lenders through the Facility Agent to the Borrower on each Drawdown Date if the following conditions are fulfilled:-

         (a) not later than 11:00 a.m. (Hong Kong time) on the second Business Day before the proposed Drawdown Date of the relevant Advance, the Facility Agent has received from the Borrower a Drawdown Notice which shall be irrevocable and shall oblige the Borrower to borrow such Advance on the Drawdown Date as stated in that Drawdown Notice upon the terms and conditions of this Agreement;

         (b) the proposed Drawdown Date of that Advance is a Business Day falling within the Drawdown Period;

         (c) the proposed Drawdown Date of that Advance is not less than 4 Business Days after the date upon which the previous Advance (if any) was made under this Agreement; and

         (d) the proposed amount of that Advance is either (i) an amount of not less than US$1,000,000 or if greater an integral multiple of US$100,000 which is less than the amount of the aggregate Available Commitments in respect of that Facility or (ii) equal to the amount of the aggregate Available Commitments in respect of that Facility on the proposed Drawdown Date for that Advance.

4.2      NOTIFICATION OF DRAWDOWN NOTICE AND LENDERS' PARTICIPATIONS

         Upon receipt of a Drawdown Notice complying with the terms of this Agreement in respect of an Advance, the Facility Agent shall promptly notify each Lender of the proposed Drawdown Date and the amount of each Lender's proportion of that Advance and subject to the terms of this Agreement, each of the Lenders shall make available to the Facility Agent on such Drawdown Date its proportion of that Advance.

4.3      PAYMENT OF PROCEEDS

[Facility Agreement]

         All amounts to be made available by the Lenders to the Facility Agent shall be made available not later than 11:00 a.m. (New York time) on the relevant due date in Dollars in immediately available freely transferable cleared funds to the account of the Facility Agent as specified by the Facility Agent for this purpose from time to time.

4.4      REDUCTION OF ADVANCE

         If a Lender's Available Commitment is reduced in accordance with the terms of this Agreement after the Facility Agent has received a Drawdown Notice for an Advance then the amount of that Advance shall be reduced accordingly.

4.5      CANCELLATION AFTER DRAWDOWN PERIOD

         Any part of the Facility which remains undrawn or uncancelled by the end of the Drawdown Period shall at that time be automatically cancelled and the Available Commitment of each Lender shall at that time be reduced to zero.

5.       CONDITIONS PRECEDENT

5.1      DOCUMENTARY CONDITIONS PRECEDENT

         Subject to Clause 5.3 (Waiver or Deferral of Conditions), unless all the Finance Parties otherwise agree in writing with the Borrower, the Borrower may not deliver a Drawdown Notice for the first Advance until the Facility Agent, or its duly authorised representative, shall have confirmed to the Borrower and the Lenders that it has received the documents and evidence specified in Schedule 3, each in form and substance satisfactory to the Facility Agent.

5.2      FURTHER CONDITIONS

         The obligation of each Lender to contribute to any Advance is subject to the further conditions that at the time of the making of that Advance:-

         (i) no event mentioned in Clause 9.1 (Market Disruption) occurs or has occurred in relation to that Advance or any other Advance or the Loan;

         (ii) the representations and warranties in Clause 15 (Representations and Warranties) are true and correct in all material respects (in the Facility Agent's sole opinion) as if made on and as of the time of the making of that Advance by reference to the facts and circumstances existing at such time;

         (iii) no Default is continuing, or will occur as a result of making that Advance; and

         (iv) not later than 11:00 a.m. (Hong Kong time) on the proposed Drawdown Date of that Advance, the Facility Agent has received and found satisfactory such additional information, legal opinions and/or other documents (if any) relevant in the context of or relating to the Finance Documents and the Borrower or the

[Facility Agreement]
                  transactions contemplated hereby as the Facility Agent may reasonably request as a result of circumstances which have arisen or come to its attention since the signing of this Agreement.

5.3      WAIVER OR DEFERRAL OF CONDITIONS

         If all the conditions set out in Clauses 5.1 (Documentary Conditions Precedent) have not, in the sole opinion of each Finance Party, been satisfied in full, the Borrower may within 3 months from the date of this Agreement request all the Lenders (who shall not be obliged to do so and shall each have an absolute discretion whether or not to do so and in any event only if all agree to do so) to make one or more Advances in an aggregate amount not to exceed US$90,000,000 subject to the following conditions:-

         (a) if any of the conditions specified in Clause 5.1 (Documentary Conditions Precedent) is waived or deferred by the Facility Agent (acting in accordance with the instructions of all the other Finance Parties), prior to such an Advance being made, the Facility Agent shall (if so requested by all the other Finance Parties) attach to such waiver or deferral such requirements and further or other conditions as it thinks fit in relation to that waiver or deferral, and the Obligors shall and undertake to fulfil, or procure fulfilment of, all such requirements or further or other conditions as may be notified to the Obligors by the Facility Agent (acting in accordance with the instructions of all the other Finance Parties) in writing, in accordance with the terms of such notification; and

         (b) if the Facility Agent agrees (in accordance with the instructions of all the other Finance Parties) to permit an Advance on terms (express or otherwise) that any condition specified in Clause 5.1 (Documentary Conditions Precedent) may be fulfilled after the First Drawdown Date, the Obligors shall (unless the Facility Agent (acting in accordance with the instructions of all the other Finance Parties) shall have expressly agreed otherwise in writing with the Obligors) procure that such condition is fulfilled within 3 months after the First Drawdown Date (or such other period as the Obligors and the Facility Agent (acting in accordance with the instructions of all the other Finance Parties) may agree having regard to the nature of such condition to be fulfilled) failing which it shall be an Event of Default.

6.       REPAYMENT

6.1      REPAYMENT

         The Borrower shall repay each of the Tranche A Loan and Tranche B Loan in instalments by repaying on each Repayment Date the amount set out under the column "Repayment Amount" in the table below adjacent to such Repayment Date in the manner set out below:-

[Facility Agreement]

INSTALMENT NO.                           REPAYMENT DATE                       REPAYMENT AMOUNT
Instalment 1                  36 months after the earlier of (i)    Equal to 7.5% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 2                  39 months after the earlier of (i)    Equal to 7.5% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 3                  42 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 4                  45 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 5                  48 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 6                  51 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

Instalment 7                  54 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) 31       of the Tranche A Loan and the
                              July 2004                             Tranche B Loan then outstanding as
                                                                    at the end of the Drawdown Period

Instalment 8                  57 months after the earlier of (i)    Equal to 10% of the amount of each
                              First Drawdown Date and (ii) the      of the Tranche A Loan and the
                              31 July 2004                          Tranche B Loan outstanding as at
                                                                    the end of the Drawdown Period

[Facility Agreement]

Instalment 9                  Final Maturity Date                   Outstanding balance of each of the
                                                                    Tranche A Loan and the Tranche B
                                                                    Loan outstanding as at the end of
                                                                    the Drawdown Period

6.2      REPAYMENTS OR PREPAYMENTS PRIOR TO PARTICIPATIONS IN THE AGREED
         PROPORTIONS

         If after the First Drawdown Date but before the participation of each Lender in the Tranche A Advances has reached that Lender's Agreed Proportion, a repayment is made under Clause 6.1 or a prepayment is made under Clause 7.1, the Facility Agent shall apply the amount received as between the two Loans in the proportions that the amounts then actually outstanding in respect of each Loan bears to the aggregate amount then actually outstanding in respect of both Loans and then as between the Lenders under a Loan, in the proportions that their actual participation in that Loan outstanding immediately prior to that date bears to the aggregate sum of the Tranche A Loan and the Tranche B Loan outstanding immediately before the repayment or prepayment, as the case may be.

7.       VOLUNTARY PREPAYMENT, CANCELLATION AND MANDATORY PREPAYMENT

7.1      VOLUNTARY PREPAYMENT

         The Borrower may, at any time after the Drawdown Period, prepay without premium or penalty (subject to Clause 12 (Indemnities)) all or any part of any Advance or the Loan on an Interest Payment Date applicable to the amount to be prepaid, provided that:-

         (a) the Borrower shall have given to the Facility Agent not less than 14 Business Days' prior written notice of the amount and proposed date of prepayment; and

         (b) the amount of any partial prepayment shall be not less than US$20,000,000 and an integral multiple of US$10,000,000 or the remaining balance of the Loan; and

         (c) subject to the provisions of Clause 6.2 and Clause 13.4 the amount of any prepayment shall be applied to reduce the Tranche A Loan and the Tranche B Loan pro rata and in inverse order of maturity.

         No amount prepaid may subsequently be reborrowed.

7.2      ADDITIONAL AMOUNTS ON PREPAYMENT

[Facility Agreement]

         Any prepayment under this Agreement shall be made together with accrued interest thereon, any Breakage Costs and all other sums then due and payable under the Finance Documents.

7.3      CANCELLATION OF AVAILABLE COMMITMENTS

         The Borrower may within the Drawdown Period, by giving to the Facility Agent not less than 14 Business Days' prior written notice specifying the amount to be cancelled, cancel without premium or penalty all or any part (but, if in part, being an amount of not less than US$20,000,000 and an integral multiple of US$10,000,000) of the Total Commitments under an Available Facility. Any cancellation in part shall reduce the Available Commitment of each Lender under that Facility rateably, and any amount cancelled may not be reinstated.

7.4      IRREVOCABILITY

         Any notice of prepayment or cancellation given by the Borrower under this Agreement shall be irrevocable and shall specify the date upon which such prepayment or cancellation is to be made and the amount of such prepayment or cancellation and shall oblige the Borrower to make such prepayment or cancellation on such date.

7.5      MANDATORY PREPAYMENT

A. Without prejudice to the Borrower's obligations under Clause 6 (Repayment), but subject to Clause 7.5B (Provisions applicable to Mandatory Prepayments), the Borrower shall, in the circumstances and manner described below make a Mandatory Prepayment.

         (a) ASSET DISPOSALS: Without prejudice to Clause 16.16(c) (Further Undertakings) and without limiting the obligation of any member of the Borrower Group to obtain the consent of the Facility Agent pursuant to Clause 16.20 (Notification and Consent), the Borrower shall, not later than 5 Business Days prior to the occurrence of a Disposition or, as the case may be, the anticipated occurrence of the circumstances listed in Clause 7.5A.(a)(ii) below notify the Facility Agent in writing, and, in the case of a Disposition, deliver to the Facility Agent a statement certified by an Approved Officer of the Borrower, in form and detail satisfactory to the Facility Agent, of the amount of the expected Disposition Proceeds and upon completion of the Disposition or occurrence of the circumstances listed in Clause 7.5A.(a)(ii) below, as the case may be, the Borrower shall ensure that any Disposition Proceeds or amounts referred to in Clause 7.5A(a)(ii) below as the case may be are paid into the Prepayment Escrow Account for the purpose of making a Mandatory Prepayment in accordance with Clause 7.5B in an amount equal to:

                  (i) the Disposition Proceeds of each Disposition of any asset occurring outside the ordinary course of its business whether in a single transaction or a series of transactions where the receivable proceeds of such Dispositions in any Financial Year of the Borrower are in

[Facility Agreement]
                           aggregate in excess of US$250,000 and such proceeds are not reinvested in the business of the Borrower Group with the prior approval of the Facility Agent within 180 days of such Disposition, less, an amount, calculated by the Borrower to the reasonable satisfaction of the Facility Agent, equal to the aggregate of (x) agreed costs of such member of the Borrower Group directly attributable to the Disposition and (y) reasonable provision for Taxes directly attributable to the Disposition; and

                  (ii) the IRU Cash Revenue whether in a single transaction or a series of transactions by any member of the Borrower Group where such IRU Cash Revenue is in aggregate in excess of US$80,000,000 ( excluding OA & M Cash Revenue) in any Financial Year commencing after 1 April 2004,

                  PROVIDED THAT pending any reinvestment of such proceeds as referred to in paragraph (i) above the Borrower shall ensure that such Disposition Proceeds shall be paid into the Disposition Proceeds Escrow Account and no part of any Disposition Proceeds paid into the Disposition Proceeds Escrow Account shall be withdrawn except either to apply the same in such reinvestment or at the end of the 180 days periods to be transferred to the Prepayment Escrow Account.

         (b) IPO: Upon the receipt of any IPO Net Proceeds, the Borrower shall notify the Facility Agent by giving it notice in the form of Schedule 9 and shall:

                  (i) immediately after their receipt pay into the Prepayment Escrow Account an amount equal to 50% of such IPO Net Proceeds (unless a lesser amount is required to fully pay off all amounts outstanding under the Finance Documents) for the purpose of making a Mandatory Prepayment in accordance with Clause 7.5B; and

                  (ii) procure that the balance of such IPO Net Proceeds are reinvested in the business of the Borrower and/or any member of the Borrower Group.

         (c) INSURANCE PROCEEDS: The Borrower shall or shall procure that any Insurance Proceeds received by (i) the Borrower or any member of the Borrower Group; or (ii) AssetCo or any member of the AssetCo Group; or (iii) the relevant loss payee, as the case maybe, in excess of US$1,000,000 (or its Currency Equivalent) in respect of any single incident (less any compensation and/or claim due to be paid out in settlement of claims in respect of third party liability in respect of such incident) are paid as soon as reasonably practicable to the Prepayment Escrow Account for the purposes of making a Mandatory Prepayment in accordance with Clause 7.5B UNLESS:

                  (i) within 30 days of such incident the Borrower or AssetCo provides the Facility Agent with a reinstatement plan for the repair or replacement of the damaged asset to restore such damaged assets to a state and level

[Facility Agreement]
                           of performance substantially similar to the state and level of performance immediately prior to the incident (the "REINSTATEMENT PLAN"); and

                  (ii) within 240 days after the Reinstatement Plan is submitted to the Facility Agent, the damaged asset the subject of such incident has been restored to its state and level of performance immediately prior to the incident to the reasonable satisfaction of the Facility Agent,

                  PROVIDED THAT pending the satisfaction of the conditions in paragraphs (i) and (ii) above the Borrower shall ensure that such Insurance Proceeds shall be paid into the Insurance Proceeds Escrow Account and no part of any Insurance Proceeds paid into the Insurance Proceeds Escrow Account shall be withdrawn except for the purpose described in Clause 7.5A(c)(ii) within that 240 days period or at the end of such 240 days period to be transferred to the Prepayment Escrow Account.

         (d) REQUISITION PROCEEDS: Upon the receipt by any member of the Borrower Group of any Requisition Proceeds, the Borrower shall or shall procure that such member of the Borrower Group pays such Requisition Proceeds into the Prepayment Escrow Account for the purposes of making a Mandatory Prepayment in accordance with Clause 7.5B in an amount equal to the amount of Requisition Proceeds received, but excluding Requisition Proceeds which:

                  (i) relate to assets/facilities of the Borrower essential for the continued operation of the Borrower Group's core business which are applied to replace assets and/or establish alternative facilities similar or comparable to the assets and/or facilities in respect of which Requisition Proceeds were received; or

                  (ii) which do not fall within paragraph (i) above but which the Facility Agent acting on the instructions of the Majority Lenders has agreed (such agreement not to be unreasonably withheld or delayed) may be applied to replace assets and/or establish alternative facilities similar or comparable to the assets and/or facilities in respect of which the Requisition Proceeds were received.

                  PROVIDED THAT in the case of any Requisition Proceeds falling within the terms of Clause 7.5A(d)(i) or (ii) above, the Borrower shall ensure that such Requisition Proceeds shall be paid into the Requisition Proceeds Escrow Account.

         (e) NEW INDEBTEDNESS: Upon any member of the Borrower Group raising any Indebtedness from time to time which is not Permitted Indebtedness ("NEW INDEBTEDNESS PROCEEDS"), the Borrower shall or shall procure that simultaneously therewith an amount equal to the amount of such New Indebtedness Proceeds is immediately paid into the Prepayment Escrow Account for the purpose of making a Mandatory Prepayment in accordance with Clause 7.5B.

[Facility Agreement]

         Nothing in this Clause 7.5A (Mandatory Prepayment) shall be deemed to limit any obligation of any member of the Borrower Group or the AssetCo Group (as the case may be) pursuant to the other provisions of this Clause 7.5 or any of the other Finance Documents to remit any of the Insurance Proceeds, the Requisition Proceeds, the IPO Net Proceeds, the New Indebtedness Proceeds or the Disposition Proceeds to the Prepayment Escrow Account maintained by the Borrower with the Facility Agent pursuant to any of the Finance Documents.

B. Within 5 Business Days after the date on which any Disposition Proceeds, IPO Net Proceeds, Insurance Proceeds, Requisition Proceeds, New Indebtedness Proceeds or any other monies payable pursuant to Clause 7.5A ("PROCEEDS") have been received, (such dates the "RECEIPT DATE") the Borrower shall deliver a certificate to the Facility Agent confirming the relevant Receipt Date, the amount and nature of such Proceeds and amounts deducted therefrom, and the Borrower shall ensure that all Proceeds are paid directly upon receipt into the Prepayment Escrow Account or, as the case may be, the other relevant Escrow Account and shall upon receipt into the Prepayment Escrow Account make a Mandatory Prepayment in an amount equal to such Proceeds and:

         (a) any Mandatory Prepayment shall be made together with accrued interest thereon, any Breakage Costs and all other sums then due and payable under the Finance Documents;

         (b) each Mandatory Prepayment shall be applied to reduce the Tranche A Loan and the Tranche B Loan pro rata and in inverse order of maturity.

         Where, pursuant to Clause 7.5A and 7.5B (Mandatory Prepayment), the Borrower is required to procure a prepayment of the Loan on any day which is not an Interest Payment Date under this Agreement, the Borrower shall unless such has already been deposited pursuant to the provisions of Clause 7.5A., deposit into the Prepayment Escrow Account the amount of the required prepayment, which amount shall (a) be required to be retained in such Prepayment Escrow Account until the next Interest Payment Date under this Agreement whereupon the Borrower will make the required prepayment of the Loan on such relevant Interest Payment Date by applying the credit balance on such Prepayment Escrow Account in such prepayment and (b) bear interest for the period of such deposit (on the basis of a year of 360 days and the actual number of days elapsed) at the rate per annum conclusively determined by the Facility Agent to be the rate per annum at which Dollar deposits in an amount comparable to such credit balance may be deposited by the Facility Agent for the relevant period of such deposit in London interbank market.

C. If at any time so long as any sum remains payable under the Finance Documents or any part of a Facility remains available:

         (a) (i) China Network ceases to control or to be the Holding Company of CNC HK or AssetCo; or (ii) any person or groups of persons acting in concert or acting together gains control or becomes the Holding Company of CNC HK or AssetCo; or

[Facility Agreement]

         (b) prior to the Guarantor IPO Date, any change is made to the general nature of the business of the CNC HK Group which is reasonably likely to materially and adversely affect the business or financial condition of the CNC HK Group as compared to the financial condition of the CNC HK Group as at 31 December 2003 or the ability of any Security Party to perform its respective obligations under the Finance Documents, then:

                  (i) the Borrower shall promptly notify the Facility Agent upon becoming aware of that event; and

                  (ii) without prejudice to paragraph (i) above, upon the Facility Agent becoming aware of that event, if the Lenders so require, the Facility Agent shall by not less than 14 days notice to the Borrower cancel the Total Commitments of each Facility and declare all Outstandings of the Lenders together with accrued interest thereon, any Breakage Costs and all other amounts accrued and then due and payable under the Finance Documents immediately due and payable, whereupon the Total Commitments of each Facility will be cancelled and all such outstanding amounts will immediately become due and payable and the Borrower shall prepay an amount equal to such outstanding amounts subject to and in accordance with Clause 7.2 and 7.4.

         For the purpose of paragraph 7.5C(a)(ii) above, a person "ACTING IN CONCERT" with another person has the meaning given to it in the Codes on Takeovers and Mergers and Share Repurchases published from time to time by the Securities and Futures Commission of Hong Kong and "ACTING TOGETHER" means two or more persons acting together for the purposes of acquiring, holding, voting or disposing of equity securities or share capital as referred to in the United States Securities and Exchange Commission Rule 13d-5.

8.       INTEREST

8.1      INTEREST RATE

         The Borrower shall pay interest in arrears on each Advance or, as the case may be, the Loan in respect of each Interest Period on each Interest Payment Date at the annual rate of interest determined by the Facility Agent to be the aggregate of (i) the Margin and (ii) LIBOR for that Interest Period.

8.2      INTEREST PERIODS

         The Interest Periods applicable to each Advance or, as the case may be, the Loan shall be of 3 month's duration PROVIDED THAT:-

         (a) the first Interest Period in relation to each Advance shall commence on the Drawdown Date of that Advance;

[Facility Agreement]

         (b) each Interest Period (other than the first Interest Period in relation to each Advance) shall commence on the last day of the preceding Interest Period;

         (c) in relation to each Advance other than the first Advance, the first Interest Period shall end on the last day of the then current Interest Period in respect of the Loan so that all existing Advances shall be consolidated upon the expiry of each Interest Period (to the extent not already consolidated in accordance with this Clause 8.2 (Interest Periods));

         (d) any Interest Period which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

         (e) if any Interest Period commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month 3 months thereafter, as the case may be, that Interest Period shall, subject to Clause 8.2 (c) and (f) (Interest Periods), end on the last Business Day of such later calendar month; and

         (f) any Interest Period which would otherwise overrun a Repayment Date or the Final Maturity Date shall instead end on that Repayment Date or, as the case may be, the Final Maturity Date, subject to adjustment in accordance with Clause 13.7 (Business Day Convention).

8.3      DAY COUNT CONVENTION

         Interest shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360-day year, including the first day of the period during which it accrues but excluding the last.

8.4      DEFAULT INTEREST

         (a) If a Security Party fails to pay any amount payable by it under a Finance Document on its due date, (to the extent that such Finance Document does not contain provisions for the payment of interest at a default rate) interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at the Default Rate in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Facility Agent. Any interest accruing under this Clause 8.4 (Default Interest) shall be immediately payable by the Borrower on demand by the Facility Agent.

         (b) If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

                  (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

[Facility Agreement]

                  (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be the Default Rate.

         (c) Default Interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.5      NOTIFICATION OF RATES OF INTEREST

         The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest pursuant to the terms of this Agreement.

9.       SUBSTITUTE BASIS

9.1      MARKET DISRUPTION

         If, in relation to an Advance or the Loan for any Interest Period:-

         (a) the Facility Agent, acting reasonably determines (which determination shall be conclusive and binding) that by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for ascertaining LIBOR for that Interest Period; or

         (b) only one or no Reference Bank notifies the Facility Agent of a rate for the purpose of determining LIBOR for that Interest Period; or

         (c) the Facility Agent is notified by a group of Lenders to whom in aggregate fifty per cent. (50%) or more of an Advance or the Loan is (or if that Advance were then made, would be) owed that deposits in Dollars in the required amount for the relevant Interest Period are not available to them in the London interbank market or that LIBOR does not adequately reflect the cost to those Lenders of obtaining funds for that Interest Period, the Facility Agent shall promptly notify the Borrower and the Lenders accordingly and no Advance or further Advance, as the case may be, shall be made until a substitute basis pursuant to this Clause 9 (Substitute Basis) is agreed.

9.2      CONSULTATION AND AGREEMENT

         Immediately following the notification referred to in Clause 9.1 (Market Disruption), the Borrower and the Facility Agent, in consultation with the Lenders, shall negotiate in good faith with a view to agreeing upon a substitute basis for funding an Advance or the Loan, as the case may be, and determining the applicable interest rate. If a substitute basis is agreed in writing within 30 days after such notification or such longer period for discussion as the Borrower and the Facility Agent acting on the instructions of the Lenders may agree, that substitute basis shall take effect in accordance with its terms.

[Facility Agreement]

9.3      NO AGREEMENT

         If a substitute basis is not so agreed and an Advance has been made, the Borrower shall pay interest to each Lender on that Lender's Outstandings for the relevant Interest Period at the rate per annum equal to the aggregate of:-

         (a)      the Margin; and

         (b) the rate notified to the Facility Agent to be that which expresses as a percentage rate per annum the cost to that Lender of funding its Outstandings during the relevant Interest Period (from whatever source that Lender may select).

9.4      CANCELLATION OR PREPAYMENT

         If a substitute basis is not so agreed pursuant to Clause 9.2 (Consultation and Agreement) and:-

         (a) if no Advance has been made, the Facility shall be cancelled and all sums outstanding under the Finance Documents shall be paid to the Facility Agent at the end of the period for negotiation ascertained in accordance with Clause 9.2 (Consultation and Agreement); or

         (b) if one or more Advances have been made, the Facility Agent may require the prepayment of the whole of the Loan, by giving written notice to the Borrower specifying a prepayment date which is not less than 30 days after such notice is given. On such specified date the Facility shall be cancelled and the Borrower shall prepay (without premium or penalty, other than any amounts payable pursuant to Clause 12 (Indemnities)) the Loan in full together with interest accrued thereon to the date of prepayment and all other sums payable under the Finance Documents. For this purpose, the interest rate from time to time applicable to each Lender's Outstandings shall be the rate as ascertained in accordance with Clause 9.3 (No Agreement) in relation to the relevant period.

10.      INCREASED COSTS

10.1     INCREASED COSTS

         If the result of any change in, or the introduction of, any law, regulation or regulatory requirement or any change in the interpretation or application thereof or compliance by any Finance Party or any of its Affiliates with any direction, request or requirement (whether or not having the force of law) of any central bank, monetary, regulatory or other authority (including, in each case without limitation, those relating to Taxation, capital adequacy, liquidity, reserve assets and special deposits) is to:-

[Facility Agreement]

         (a) subject any Finance Party or any of its Affiliates to Taxes or change the basis of Taxation of any Finance Party or any of its Affiliates with respect to any payment under the Finance Documents (other than Taxes or Taxation on the overall net income or profits of such Finance Party or any such Affiliate imposed in the jurisdiction in which it is incorporated or in which its lending office under this Agreement is located); and/or

         (b) increase the cost of, or impose an additional cost on, any Finance Party or any of its Affiliates in relation to the making of an Advance or maintaining or funding any Lender's Available Commitment or Outstandings; and/or

         (c) reduce the amount payable or the effective return to any Finance Party or any of its Affiliates under the Finance Documents; and/or

         (d) reduce any Finance Party's or any of its Affiliates' rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to its obligations under the Finance Documents; and/or

         (e) require any Finance Party or any of its Affiliates to make a payment or forgo a return on or calculated by reference to any amount received or receivable by it under or by reason of the Finance Documents, then and in each such case:-

         (i) such Finance Party shall notify the Borrower through the Facility Agent in writing of such event promptly upon its becoming aware of the same; and

         (ii) the Borrower shall on demand pay to the Facility Agent for the account of such Finance Party the amount which such Finance Party certifies as the amount required to compensate such Finance Party or its Affiliates for such increased cost, reduction, payment or forgone return; and

         (iii) without prejudice to the obligations of the Borrower under paragraph (ii) above, so long as the circumstances giving rise to such increased cost, reduction, payment of foregone return continue, the Borrower may with respect to a Lender prepay (without premium or penalty, other than any amounts payable pursuant to Clause 12 (Indemnities)) all but not part of such Lender's Outstandings together with accrued interest thereon to the date of actual payment and all other sums payable hereunder in relation to such Outstandings or under the Finance Documents, on giving not less than 30 days' prior written notice to the Facility Agent. Such Lender's Commitment shall be cancelled on the giving of such notice.

         A demand may be made by a Finance Party under this Clause at any time whether or not any of the Outstandings has been repaid.

10.2     ALLOCATION

[Facility Agreement]

         Each Finance Party may allocate or spread costs and/or losses among its assets and liabilities (or any class thereof) on such basis as it reasonably considers appropriate.

10.3     MITIGATION

         (a) Each Finance Party agrees that it shall negotiate with the Borrower with a view to mitigating the circumstances giving rise to an increased cost set out in Clause 10.1 (Increased Costs) including without limitation by transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

         (b) Paragraph (a) above does not in any way limit the obligations of any Security Party under the Finance Documents.

10.4     LIMITATION OF LIABILITY

         (a) The Borrower shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 10.3 (Mitigation).

         (b)      A Finance Party is not obliged to take any steps under Clause
                  10.3 (Mitigation) if, in the opinion of that Finance Party acting reasonably, to do so might be prejudicial to it.

11.      ILLEGALITY

         If it shall become unlawful or contrary to any law, regulation, treaty or official directive (whether or not having the force of law), as the case may be, in any jurisdiction applicable to any Lender for that Lender to perform any of its obligations as contemplated by this Agreement or to fund its participation in the Loan, that Lender shall, by written notice to the Borrower through the Facility Agent, declare that its obligations shall be terminated on the earlier of (i) the last day of the then current Interest Period and (ii) the latest date as such Lender may certify as being permitted by the relevant law, regulation, treaty or official directive whereupon at the end of the applicable period the Borrower shall, if so required pursuant to such law, regulation, treaty or official directive, prepay forthwith (without premium or penalty, other than any amounts payable pursuant to Clause 12 (Indemnities)) (or, if permitted by the relevant law, regulation, treaty or official directive, at the end of the then current Interest Period) that Lender's Outstandings together with accrued interest thereon to the date of actual payment and all other sums payable under the Finance Documents. On the giving of such notice that Lender's Commitment shall immediately be reduced to zero and its obligations under this Agreement shall cease.

[Facility Agreement]

12.      INDEMNITIES

12.1     GENERAL INDEMNITY

         The Borrower shall (and shall procure that a member of the Borrower Group will), forthwith on demand of the Facility Agent, indemnify each Finance Party against all costs, losses, expenses and liabilities, including without limitation Breakage Costs and loss of Margin, which that Finance Party may properly sustain or incur as a consequence of all or any of:-

         (a) any default in payment on the due date by a Security Party of any sum due or expressed to be due under any of the Finance Documents;

         (b)      the occurrence or continuation of any Default;

         (c)      any accelerated repayment under Clause 17 (Events of Default);

         (d)      the operation of Clause 22 (Pro rata Sharing);

         (e) any failure to borrow in accordance with any Drawdown Notice, including any failure in the due satisfaction of any of the conditions in Clause 5 (Conditions Precedent) or any failure to prepay any Advance or the Loan or any part thereof in accordance with a notice of prepayment given in accordance with this Agreement;

         (f) any prepayment of the Loan or any part thereof other than in accordance with the provisions of Clause 7.1 (Voluntary Prepayment Cancellation);

         (g) any payment of principal or an overdue amount being received otherwise than on the last day of an Interest Period or on its due date with respect to such overdue amount; or

         (h) any other default by a Security Party with respect to any of its obligations under any of the Finance Documents to which it is a party,

         provided such costs, losses, expenses and liabilities including without limitation Breakage Costs and loss of Margin have not arisen due to the Finance Parties' fraud, wilful misconduct or gross negligence.

12.2     CURRENCY INDEMNITY

         (a) If an amount due to the Facility Agent or any Finance Party from a Security Party under the Finance Documents (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

                  (i) making or filing a claim or proof against that Security Party;

[Facility Agreement]

                  (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

                  the Borrower shall, as an independent obligation to the Facility Agent or such Finance Party, indemnify the Facility Agent or such Finance Party to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

         (b) The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

13.      PAYMENTS

13.1     PLACE

         All payments by the Borrower or a Lender under this Agreement shall be made to the Facility Agent to its account at such office or bank as it may notify the Borrower or that Lender from time to time for this purpose. All payments by the Facility Agent to the Borrower or the Lenders under this Agreement shall be made to the account at such office or bank as they may notify the Facility Agent from time to time for this purpose.

13.2     FUNDS

         Payments under this Agreement shall be made for value on the relevant due date before 11:00 a.m. (New York time) in immediately available funds to such account as the Facility Agent or the Borrower may specify or in such other manner as the Facility Agent or the Borrower may specify as being customary at the time for the settlement of transactions in Dollars.

13.3     NO SET-OFF AND COUNTERCLAIM

         All payments made by a Security Party under the Finance Documents shall be calculated and made without (and free and clear of any deduction for) set-off or counterclaim.

13.4     DISTRIBUTION

         Except as otherwise indicated in this Agreement, all payments made to the Facility Agent by the Borrower under this Agreement shall be with same day value and distributed by the Facility Agent among the Lenders rateably in accordance with their Commitments and in like funds as they are received by the Facility Agent, to such account of each Lender as shall have previously been notified to the Facility Agent.

[Facility Agreement]

13.5     PARTIAL PAYMENTS

         If the Facility Agent receives from the Borrower or any other person on its behalf a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents , the Facility Agent may apply such payment towards the obligations of the Borrower under the Finance Documents in the following order:-

         (a) firstly, in or towards payment, on a pro rata basis, of any unpaid fees (including, without limitation, the commitment fee payable under Clause 20.3 (Commitment Fee)), costs and expenses of the Facility Agent under this Agreement;

         (b) secondly, in or towards payment to the Finance Parties, on a pro rata basis, of any accrued interest, fee or commission which shall have become due but remains unpaid under the Finance Documents;

         (c) thirdly, in or towards payment to the Lenders, on a pro rata basis, of any principal which shall have become due but remains unpaid under the Finance Documents; and

         (d) fourthly, in or towards payment of any other sum which shall have become due but remains unpaid under the Finance Documents.

         The order of application set out in sub-clauses (b) to (d) may be varied by the Facility Agent if the Finance Parties so direct.

13.6     REFUNDS

         Where any sum is to be paid under the Finance Documents to the Facility Agent for the account of another person, the Facility Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Facility Agent, then the person to whom such sum was so made available shall on request refund such sum to the Facility Agent together with interest thereon sufficient to compensate the Facility Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Facility Agent for any and all losses or expenses which the Facility Agent may sustain or reasonably incur as a consequence of such sum not having been paid on its due date.

13.7     BUSINESS DAY CONVENTION

         (a) Any payment under the Finance Documents which is due to be made on a day which is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

[Facility Agreement]

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         (b)      During any extension of the due date for payment of any
                  principal or any other sum which is due and payable but unpaid by a Security Party under the Finance Documents, interest is payable on the principal at the rate payable on the original due date.

13.8     CONTROL ACCOUNT

         Each Lender shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Facility Agent shall maintain a control account showing the Advances made, the Loan and other sums owing by the Borrower under this Agreement and all payments in respect thereof made by the Borrower from time to time. The control account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the Borrower under this Agreement.

13.9     CERTIFICATES

         Any certificate or determination of the Facility Agent or any Finance Party as to any rate of interest or any amount or otherwise under or for the purposes of this Agreement shall, in the absence of manifest error, be conclusive and binding on the Borrower and (in the case of a certificate or determination by the Facility Agent) on the Finance Parties.

13.10    CURRENCY OF ACCOUNT

         (a) Subject to paragraph (b) to (c) below, Dollars is the currency of account and payment for any sum due.

         (b) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

         (c) Any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.

14.      TAXES

14.1     TAX GROSS-UP

         (a) All sums payable by the Borrower or any other Security Party under the Finance Documents shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

         (b) If at any time the Borrower or any other Security Party or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under the Finance Documents for the account of the Facility Agent or any Finance Party (or the Facility Agent is required to make any such deduction or withholding from a payment to any

[Facility Agreement]

                  Finance Party), the sum due from the Borrower or such other Security Party in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Facility Agent or each Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

         (c) The Borrower's obligations under Clause 14.1(a) and (b) shall not apply in respect of any Tax on Overall Net Income levied on a Finance Party.

         (d) All Taxes required by law to be deducted or withheld by the Borrower from any amounts paid or payable under this Agreement shall be paid by the Borrower when due (except for such amounts being disputed by the Borrower in good faith) to the relevant taxing authority.

14.2     TAX INDEMNITY

         The Borrower shall indemnify each Finance Party against any losses or costs incurred by any of them by reason of:

         (a) any failure of any Security Party to make any such deduction or withholding referred to in Clause 14.1; or

         (b) any increased payment referred to in Clause 14.1 not being made on the due date for such payment; or

         (c) any Taxes which are being disputed by any Security Party and remaining unpaid; and

         (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under a Finance Document.

14.3     EVIDENCE OF PROOF

         Each Security Party shall promptly deliver to the Facility Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

14.4     TAX CREDIT

         If Security Party makes a Tax Payment and the relevant Finance Party determines that:-

         (a) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

         (b) that Finance Party has obtained, utilised and retained that Tax Credit,

[Facility Agreement]
         the Finance Party shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to the Security Party which will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Security Party. Any certificate or determination of a Finance Party showing in reasonable details the calculations made by that Finance Party as to any amount for the purposes of this Clause 14 shall, in the absence of manifest error, be conclusive and binding on the Borrower and the other Security Parties.

15.      REPRESENTATIONS AND WARRANTIES

15.1     REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Facility Agent and each of the Finance Parties that:

         (a) STATUS: each member of the Borrower Group is a company duly incorporated and validly existing under the laws of its place of incorporation and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

         (b) POWER AND AUTHORITY: each member of the Borrower Group has all legal power and authority to enter into each of the Finance Documents to which it is or will be a party and perform its obligations under each of such Finance Documents and all actions (including any corporate action) required to authorise the execution and delivery of each of such Finance Documents and the performance of its obligations under each of the Finance Documents to which it is or will be a party have been duly taken;

         (c) LEGAL VALIDITY: the Finance Documents to which each member of the Borrower Group is or will be a party constitute or, when so executed and delivered, will constitute legal, valid and binding obligations of the Borrower and each member of the Borrower Group enforceable in accordance with their respective terms;

         (d) NON-CONFLICT WITH LAWS: the entry into, performance and delivery of each of the Finance Documents to which it is or will be a party and the transactions contemplated thereby do not and will not conflict with or result in a breach of (i) any law, judgment, regulation or any official or judicial order, or (ii) the constitutional documents of each member of the Borrower Group, or (iii) any agreement or document to which each member of the Borrower Group is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any of its assets or revenues pursuant to the provisions of any such agreement or document;

[Facility Agreement]

         (e) NO CONSENTS: other than the Consents, no consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts is required for or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of the Finance Documents to which it is party or the performance by each member of the Borrower Group of its obligations under such Finance Documents;

         (f) NO REGISTRATION: it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of the Finance Documents that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority or that any stamp, registration or similar tax or charge be paid on or in relation to this Agreement and this Agreement is in proper form for its enforcement in the courts of England, Hong Kong and all jurisdictions the subject of any legal opinion referred to in paragraph 4 of Schedule 3;

         (g) LITIGATION: except as disclosed in a letter of even date from the Borrower to the Facility Agent, no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of the Borrower, threatened against the Borrower or any member of the Borrower Group or any of their respective assets which could, in the reasonable opinion of the Majority Lenders, materially and adversely affect its business, assets or financial condition or their respective ability to perform its obligations under the Finance Documents to which each is party;

         (h) NO TAXES: under the laws of its jurisdiction of incorporation in force at the date of this Agreement, all payments to be made by each member of the Borrower Group under the Finance Documents may be made by the Borrower and each member of the Borrower Group free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom save as specified in any legal opinion referred to in paragraphs 2, 3 and 4 of Schedule 3; and no Taxes are imposed on or by virtue of the execution or delivery by each member of the Borrower Group of the Finance Documents to which it is party or any document to be executed or delivered under such Finance Documents;

         (i) TAX LIABILITIES: each member of the Borrower Group has complied with all Taxation laws in all material respects in all jurisdictions in which they are subject to Taxation and has paid all Taxes due and payable by each of them; no material claims are being asserted against them with respect to Taxes;

         (j)      NO DEFAULT:

                  (a) no Default has occurred and is continuing or might reasonably be expected to result from the making of an Advance;

                  (b) no member of the Borrower Group is or, with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would be in material breach of or in default under any

[Facility Agreement]
                           agreement relating to Financial Indebtedness to which it is a party or by which it may be bound;

         (k) NO IMMUNITY: the Borrower is generally subject to civil and commercial law and to legal proceedings and neither the Borrower nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

         (l) INFORMATION: all information supplied to the Facility Agent or any Lender by or on behalf of the Borrower in respect any member of the Borrower Group under or in connection with the Finance Documents is true, complete and accurate in all material respects and not misleading in any material respect or does not omit any material facts and all reasonable enquiries have been made to verify the facts contained in the Finance Documents; and there are no other facts the omission of which would make any fact or statement therein misleading in any material respect;

         (m) SECURITY INTEREST: save as permitted by Clause 16.16(a) (Borrower Negative Pledge), no Security Interest exists over all or any of the present or future revenues or assets of any member of the Borrower Group;

         (n) NO WINDING-UP: no member of the Borrower Group has taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues, except as permitted by Clause 17.1(g) (Winding-up);

         (o)      GROUP STRUCTURE CHART: the Group Structure Chart shows:-

                  (i) each member of the Group and any person in whose shares any member of the Group has an interest (and the percentage of the issued share capital held, and whether legally or beneficially, by that member), in each case as at the Effective Date;

                  (ii) the jurisdiction of incorporation or establishment of each person shown in it;

                  (iii) the status of each person shown in it which is not a limited liability company or corporation;

         (p) NO FINANCIAL INDEBTEDNESS: no member of the Borrower Group has any Financial Indebtedness other than as permitted by Clause 16.17; and

         (q) COMPLIANCE WITH CONSENTS AND LICENCES: every consent, authorisation, licence or approval required for the time being by each member of the Borrower Group in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect

[Facility Agreement]
                  and there has been no material default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on the ability of each member of the Borrower Group to perform its obligations under the Finance Documents to which it is party and, to the knowledge of the officers of the Borrower, no circumstances have arisen whereby any remedial action is likely to be required to be taken by, or at the expense of, any member of the Borrower Group under or pursuant to any law or regulation applicable to the business, property or assets of a member of the Borrower Group.

15.2     REPETITION

         The representations and warranties in Clause 15.1 (Representations and Warranties) shall be deemed to be repeated by the Borrower each time a Drawdown Notice is issued, on each Drawdown Date and on each Interest Payment Date with reference to the facts and circumstances existing from time to time.

16.      UNDERTAKINGS

16.1     DURATION

         The undertakings in Clause 16 (Undertakings) shall remain in force from and after the date of this Agreement and so long as any sum remains payable under this Agreement or any part of a Facility remains available.

16.2     INFORMATION

         The Borrower shall furnish to the Facility Agent, in sufficient copies for each of the Finance Parties:-

         (a) as soon as they are available, but in any event within 180 days after the end of each of its Financial Year, copies of the audited consolidated financial statements (including, but not limited to, a balance sheet profit and loss statement and cashflow statement prepared on a consolidated basis) of the Borrower Group in respect of such Financial Year together with a certificate signed by an Approved Officer and countersigned by an executive director of the Borrower certifying that the financial covenants set out in Schedule 8 have been complied with as of the immediately preceding Financial Covenant Test Date and setting out the calculations in reasonable detail;

         (b) as soon as they are available, but in any event within 30 days after the end of each quarter period of each of its Financial Years, copies of the unaudited consolidated financial statements (including, but not limited to, a balance sheet profit and loss statement and cashflow statement prepared on a consolidated basis) of the Borrower Group in respect of such quarter year period together with a certificate signed by an Approved Officer and countersigned by an executive director of the Borrower certifying that no Default has occurred during such quarter year period;

[Facility Agreement]

         (c) as soon as they are available, but in any event within 30 days after the end of each quarter period of each of its Financial Years copies of the Hybrid Financial Statements for such quarter period certified as correct by an Approved Officer and countersigned by an executive director of the Borrower;

         (d) as soon as they are available, but in any event within 60 days after the end of each of its Financial Year, copies of the Hybrid Financial Pro-forma for the next Financial Year and/or any other cash flow or financial projections prepared on a US GAAP basis as the Facility Agent may request;

         (e) upon written request from the Facility Agent following the occurrence of a Default (i) promptly the then latest available unaudited financial statements of the Borrower Group whether for the previous half-yearly, quarterly or monthly period or otherwise and (ii) as soon as they are available, but no later than 30 days after the end of the month in which the Default occurred, copies of the unaudited consolidated financial statements (including a profit and loss account, cash flow statement and balance sheet prepared on a basis consistent with the audited financial statements prepared on a consolidated basis) of the Borrower Group in respect of such period between the date of the latest audited or unaudited (as the case may be) consolidated financial statements provided by the Borrower Group to the Facility Agent and the end of the month in which the Default occurred;

         (f) promptly on request, all notices or other documents despatched by the Borrower or any other member of the Borrower Group to its shareholders or creditors (or any class thereof);

         (g) promptly on request, such further information (including without limitation, any cash flow or financial projections prepared on a US GAAP basis for any period, except that a Hybrid Financial Pro-forma in addition to a Hybrid Financial Pro-forma provided pursuant to 16.2(d) above may only be requested following a Default which is continuing) in the possession or control of the Borrower with respect to the financial condition and operations of any other member of the Group as the Facility Agent or any Finance Parties may from time to time reasonably request;

         (h) promptly, details of any actual, pending or threatened litigation, arbitration or administrative proceedings against any member of the Borrower Group or any of their respective assets which may, materially and adversely affect any Security Party's financial condition or its ability to perform its obligations under this Agreement;

         (i) promptly, details of any circumstance which might lead to a Mandatory Prepayment; and

         (j) promptly, details of any change in the structure of the Borrower Group or the EAN Group or the ownership of any member of the Borrower Group or the

[Facility Agreement]

                  EAN Group from that set out in the Group Structure Chart which may be materially adverse to the interests of the Finance Parties.

         All financial statements required under this Agreement (except any Hybrid Financial Pro-forma) shall be prepared in accordance with US GAAP consistently applied (or if not consistently applied accompanied by details of the inconsistencies) and shall fairly represent the financial condition of the Borrower Group. Such financial statements, if audited, shall be certified without qualification by a recognised firm of independent accountants acceptable to the Facility Agent or if qualified by such accountants, the qualification is acceptable to the Facility Agent acting reasonably; and, if unaudited, shall be accompanied by a certificate signed by an Approved Officer and countersigned by an executive director of the Borrower to the effect that such financial statements are true in all respects and fairly represent the financial condition of the Borrower Group or the AssetCo Group as the case may be.

16.3     PROPER RECORDS

         The Borrower Group shall keep proper records and books of account in respect of its business and permit the Facility Agent or any Lender and/or any professional consultants appointed by the Facility Agent or such Lender at all reasonable times upon reasonable prior notice to inspect and examine the records and books of account of the Borrower and each member of the Borrower Group.

16.4     MERGERS

         No member of the Borrower Group will, without the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders) enter into any merger or consolidation with any entity or take any step with a view to dissolution, liquidation or winding-up.

16.5     INSURANCE

         (a) The Borrower will, and for other members of the Borrower Group which currently maintains any Insurances, procure that such member of the Borrower Group effect and maintain such Insurance over and in respect of the assets and business with reputable underwriters or insurance companies in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities and whose practice is not to self-insure;

         (b) The Facility Agent may at any time and from time to time appoint an independent insurance advisor experienced in the field in which the Borrower or other member of the Borrower Group effects and maintains Insurances, to review and advise the Facility Agent and the Lenders on the Insurances effected by the Borrower and other members of the Borrower Group and, if agreed to by the insurance advisor, provide a summary of such advice to the Borrower. Upon receipt of such a summary the Borrower shall consult its own insurance advisor and the Facility Agent, the independent insurance advisor, the Borrower and the Borrower's insurance advisor shall negotiate for a period

[Facility Agreement]
                  of 14 days with each other in good faith to implement the recommendations (if any) set out in such a summary and, if after a period of 14 days the Borrower's insurance advisor agrees with the advice of such independent insurance advisor, the Borrower shall use commercially reasonable efforts to implement the advice contained in such summary;

         (c) The Borrower will promptly notify the Facility Agent if any member of the Borrower Group takes out (or if there is taken out on behalf of it) any Insurances (other than director's liability insurance or third party liability insurance) and such Insurances are not subject to any Security Interests in favour of the Finance Parties under a Security Document and, within 10 Business Days of request by the Facility Agent, execute an Additional Assignment of Insurances on terms substantially similar to the other Assignments of Insurances and deliver such other documentation in form and substance satisfactory to the Security Trustee in respect of such Insurances.

16.6     SHARE CAPITAL

         The Borrower will not, and will procure that no other member of the Borrower Group or CNC HK will, without the prior written consent of the Facility Agent, purchase or redeem any of its issued shares or reduce its share capital or make a distribution of assets or other capital distribution to its shareholders except if :-

         (a) no Default is continuing or would occur at the time of or as a result of such purchase, redemption, reduction or distribution;

         (b) the Facility Agent has been granted a Security Interest over the shares in the member of the Borrower Group which is purchasing or redeeming any of its issued shares or reducing its share capital or to which a distribution of assets or other capital distribution is being made;

         (c) the Facility Agent has been granted a Security Interest over the assets or capital the subject of such distribution; and

         (d) such purchase, redemption, reduction or distribution is by and amongst members of the Borrower Group.

16.7     DIVIDENDS

         The Borrower undertakes and agrees with the Facility Agent throughout the continuance of the Facility Agreement and so long as any sum remains owing hereunder that it will not declare or pay any dividends or make any other distribution (whether of an income or capital nature) except if:-

         (i) no Default has occurred or would occur at the time of or as a result of such declaration, payment or distribution;

         (ii) such declaration, payment or distribution shall not result in a breach of the financial covenants under Clause 3 of Schedule 8; and

[Facility Agreement]

         (iii) the amount in respect of which such declaration, payment or distribution has been made is not greater than 50% of the distributable profits of the Borrower in the Financial Year preceding the time of such declaration, payment or distribution.

16.8     LENDING AND GUARANTEES

         The Borrower will not and will procure that no other member of the Borrower Group will make or grant any loan or advance to, or give any guarantee, indemnity, bond or letter of credit to or for the benefit of, or in respect of the liabilities or obligations of, any other person other than a member of the Borrower Group or voluntarily assume any liability (whether actual or contingent) of any other person other than a member of the Borrower Group. For the avoidance of doubt, intra group loans by and amongst members of the Borrower Group are permitted provided that such intra group loans are expressly subordinated to all amounts owing under the Finance Documents under the terms of a subordination deed in form and substance satisfactory to the Lenders pursuant to which, inter alia, upon the occurrence of a Default, the principal of, and interest accruing on such intra group loans shall not be paid, repaid, payable or repayable in whole or in part.

16.9     FURTHER INFORMATION

         The Borrower shall provide the Facility Agent with such financial and other information concerning the Borrower or any other member of the Borrower Group as the Facility Agent or any Lender (acting through the Facility Agent) may from time to time reasonably require provided that the disclosure of such financial or other information is permitted by law or regulation (whether or not having force of law) applicable to the Borrower.

16.10    NOTIFICATION OF DEFAULTS

         The Borrower will and shall procure that each other member of the Borrower Group promptly inform the Facility Agent of any occurrence of any event which it becomes aware of which may adversely affect its ability to perform its respective obligations under the Finance Documents in any material respect or of any Default forthwith upon becoming aware of the same and will from time to time, if so requested by the Facility Agent, confirm to the Facility Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing.

16.11    CONSENTS

         The Borrower will, and shall procure that each other member of the Borrower Group obtain and promptly renew from time to time and thereafter maintain in full force and effect, and will comply in all material respects with, all Consents and all authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Finance Documents to which it is respectively a party or required for the validity or enforceability of such Finance Documents.

[Facility Agreement]

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16.12    USE OF PROCEEDS

         The Borrower will use the proceeds of each Advance for the purposes specified in Clause 3 (Purpose).

16.13    PARI PASSU RANKING

         The Borrower undertakes that its obligations under this Agreement do and will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of the Borrower save for any obligations mandatorily preferred by law and not by contract.

16.14    COMPLIANCE WITH LAWS AND REGULATIONS

         The Borrower will comply, and will ensure that each other member of the Borrower Group complies with all laws, regulations, agreements, licences and concessions material to the carrying on of its respective business.

16.15    CONSTITUTIONAL DOCUMENTS

         The Borrower will (and the Borrower shall ensure that each other member of the Borrower Group will) procure that no material amendment or supplement is made to its Memorandum of Association and Bye-Laws other than any amendment which (a) is made pursuant to any shareholders' agreement among the Borrower and its shareholders and (b) does not materially and adversely affect the ability of the Borrower or any member of the Borrower Group to perform its respective obligations under the Finance Documents.

16.16    FURTHER UNDERTAKINGS

         The Borrower undertakes with the Facility Agent and the Lenders that, without the prior written consent of the Majority Lenders:-

         (a) BORROWER NEGATIVE PLEDGE: it will not and shall procure that no other member of the Borrower Group shall create or permit to arise or exist any Security Interest on all or any part of the assets of the Borrower or any other member of the Borrower Group or any income or profit therefrom, unless contemporaneously therewith or prior thereto Indebtedness owing to the Lenders under this Agreement is equally and rateably secured, other than:

                  (i)      Vendor Financing Security;

                  (ii) Security Interests created prior to the date of this Agreement and previously disclosed in writing to the Lenders;

                  (iii) liens arising solely by operation of law in the ordinary course of a Borrower Group member's business;

[Facility Agreement]

                  (iv) any Security Interest over an asset acquired by the Borrower or any other member of the Borrower Group after the date of this Agreement in existence at the time such asset was acquired but only to the extent that the principal amount secured by that Security Interest has not been incurred or increased in contemplation of, or since, the acquisition;

                  (v) Security Interests over assets acquired or to be acquired or developed or to be developed and created for the purpose of securing repayment of Indebtedness borrowed solely for the purpose of financing or refinancing the acquisition or development cost of such asset and in circumstances where the aggregate principal amount of such financings or refinancings, when aggregated together with the aggregate principal amount of the financings or refinancings referred to in Clause 7.15(a)(v) of the EAN Guarantee does not exceed at any time US$500,000; and

                  (vi) to the extent it creates a Security Interest, any Security Interest that arises in connection with the deposit of cash with the Industrial and Commercial Bank of China (Asia) Limited or any of its affiliates for the issuance of guarantees or other banking facilities as collateral for trade finance facilities in the ordinary course of business of any member of the Borrower Group provided that the aggregate amount of such deposits when aggregated together with any deposits referred to in Clause 7.15(a)(vi) of the EAN Guarantee, shall not exceed US$10,000,000 at any time.

         (b) TRANSACTIONS SIMILAR TO SECURITY: it will not (and shall procure that no other member of the Borrower Group will):

                  (i) sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired or acquired by the Borrower or any member of the Borrower Group or any of its or their Affiliates; or

                  (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms, except for the discounting of bills or notes in the ordinary course of trading,

                  in circumstances where the transaction is entered into primarily as a method of raising finance or of financing the acquisition of an asset;

         (c) DISPOSALS: it will not (and shall procure that no other member of the Borrower Group will), without the consent of the Facility Agent (acting on the instructions of the Majority Lenders) either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, dispose of all or any material part of the business or assets or revenues of the Borrower or such other member of the Borrower Group, except disposals made in good faith for full consideration on an arm's length basis in the ordinary course of its business, and provided that such disposal does not, materially and adversely affect the ability of the Borrower or any

[Facility Agreement]
                  other member of the Borrower Group to perform its respective obligations under the Finance Documents or the rights of the Finance Parties under the Finance Documents.

         (d)      ACCESSION/SECURITY FOR FUTURE MEMBERS OF THE BORROWER GROUP:
                  The Borrower shall ensure that any person which becomes a Material Subsidiary shall, to the extent permitted by law and as soon as is reasonably possible after becoming a Material Subsidiary but in any event no later than 30 Business Days after the date on which it becomes a Material Subsidiary, become a Security Party and provide the documents and other evidence listed in Schedule 17 (Documents required to be delivered by an Additional Security Party) to the Security Trustee as security in favour of the Finance Parties to secure all of the obligations and liabilities of the Security Parties under the Finance Documents.

         (e) ALTERNATIVE SECURITY ARRANGEMENTS: If a Material Subsidiary is, or is likely to be, unable to grant the Security Interests required to be granted pursuant to paragraph (d) above as a result of applicable law or regulatory restrictions, the Borrower and the Facility Agent shall negotiate in good faith to agree alternative security arrangements.

         (f) NEW ASSETS WHICH MAY NEED SUPPLEMENTAL SECURITY: The Borrower shall procure that each member of the Borrower Group which is a Material Subsidiary shall to the extent legally possible promptly notify the Facility Agent if it increases its issued or registered share capital or if any investments or assets are acquired by it or on its behalf and such shares or investments or assets are not subject to any Security Interests in favour of the Finance Parties under a Security Document and, within 10 Business Days of request by the Facility Agent, execute (or, in the case of shares, procure the execution of a Security Document on terms substantially similar to the appropriate Share Mortgage, subject to any necessary changes) an Additional Security Document and deliver such other documentation in form and substance satisfactory to the Security Trustee (acting reasonably) in respect of such Collateral.

         (g) RIGHT TO REQUEST SECURITY OVER SHARES IN A MEMBER OF THE GROUP WHICH BECOMES A MATERIAL SUBSIDIARY: Within 30 Business Days of receipt of a request by the Security Trustee, the Borrower or any other member of the Borrower Group shall execute a share pledge or a share charge over any share capital it owns in any member of the Borrower Group which becomes a Material Subsidiary (on terms substantially similar to the appropriate Share Mortgage, subject to any necessary changes) and deliver such other documentation in form and substance satisfactory to the Security Trustee (acting reasonably) in respect of that share capital.

         (h) FURTHER ACTION TO PERFECT SECURITY: Each member of the Borrower Group shall (and the Borrower shall ensure that each other member of the Borrower Group will), at its own expense, promptly take all such action as the Facility Agent or the Security Trustee may require:

[Facility Agreement]

                  (i) for the purpose of perfecting or protecting the Finance Parties' rights under, and preserving the Security Interests, ranking and subordination, as the case may be, intended to be created or evidenced by, any of the Finance Documents; and

                  (ii) for the purpose of facilitating the realisation of any of those Security Interests,

                  including the execution of any transfer, conveyance, assignment or assurance of any asset and the giving of any notice, order or direction and the making of any registration which the Facility Agent or the Security Trustee may require under the terms of the Finance Documents or by any law or regulation.

         (i) NO ACTION WHICH MAY PREJUDICE SECURITY: No member of the Borrower Group shall (and the Borrower shall ensure that no other member of the Borrower Group will) do, or consent to the doing of, anything which might prejudice the effectiveness, enforceability or priority of any of the Security Interests created pursuant to the Security Documents.

         (j) RESTRICTIVE AGREEMENTS, NEGATIVE PLEDGES: No member of the Borrower Group shall (and the Borrower shall ensure that no other member of the Borrower Group will) enter into (or permit to exist) any agreement or arrangement (other than the Finance Documents) prohibiting or restricting:

                  (i) the creation or existence of any Security Interest on any of the assets of any member of the Borrower Group except assets the subject of Security Interests permitted under Clause 16.16

                  (ii) the ability of any member of the Group to make any payments, directly or indirectly, to any member of the Group (whether by way of dividends, advances, repayments of or payments of interest on advances, reimbursement of management and other intercom any charges, expenses, accruals or other returns on investments, or otherwise), provided that if any relevant laws, agreements or arrangements restrict or prohibit the creation or existence of any Security Interests required to be given by a member of the Borrower Group, the Borrower will (and the Borrower will ensure that any relevant member of the Borrower Group will) use all reasonable endeavours to remove the restriction or prohibition or implement arrangements which provide economically substantially the same result as if Security Interests were granted over the relevant assets.

16.17    NO ADDITIONAL BORROWING

         (a) The Borrower will not and will procure that no members of the Borrower Group shall without the consent of the Lenders, borrow or raise or have outstanding Indebtedness or credit except (i) pursuant to this Agreement, (ii)

[Facility Agreement]
                  pursuant to the Vendor Financing or (iii) subject always to the other provisions and only on the terms of this Clause
                  16.17 (No Additional Borrowing), Permitted Indebtedness.

         (b) Notwithstanding the foregoing, the Borrower undertakes that if the Borrower wishes to raise any further Indebtedness or credit at any time after the date of this Agreement, the Borrower shall first be obliged to give Industrial and Commercial Bank of China (Asia) Limited or its affiliates ("ICBC") the first right of refusal to arrange a facility of an amount which, when aggregated with (A) any EAN Request for Further Financing (as defined in Clause 7.16(b) of the EAN Guarantee) and (B) any EAN Further Financing (as defined in Clause 7.16(b) of the EAN Guarantee) as referred to in Clause
                  7.16 of the EAN Guarantee, shall not in aggregate at any time be more than US$100,000,000 ("REQUEST FOR FURTHER FINANCING") on terms and conditions acceptable to ICBC and the Borrower, such terms and conditions to be determined at such time (the "FURTHER FINANCING") PROVIDED THAT :-

                  (i) any Security Interest created to secure such Further Financing shall rank pari passu with the Security Interests constituted by the Finance Documents; and

                  (ii) without prejudice to the provisions of Clause 5.3(b) (Waiver or Deferral of Conditions) and the Finance Parties' rights thereunder including in respect of any Default which may occur:

                           (x) if the Facility Agent confirms that the conditions precedent in Clause 5 (Conditions Precedent) have, in the opinion of the Finance Parties, been satisfied in full or otherwise unconditionally waived by the date on which ICBC has received a Request for Further Financing, ICBC shall have until the date falling 5 months after the date of ICBC's receipt of the Request for Further Financing to sign a mandate letter to arrange such Further Financing with the Borrower; or

                           (y) if the Facility Agent confirms that the conditions precedent in Clause 5 (Conditions Precedent) have not, in the opinion of the Finance Parties, been satisfied in full or otherwise unconditionally waived by the date on which ICBC has received a Request for Further Financing, then ICBC shall have until whichever date ("LONGSTOP DATE") is the later of (1) the date falling 2 weeks after the date on which the Facility Agent confirms that the conditions precedent in Clause 5 (Conditions Precedent) have, in the opinion of the Finance Parties, been satisfied in full and (2) the date falling 5 months from the date of ICBC's receipt of the Request for Further Financing, to sign a mandate letter to arrange such Further Financing with the Borrower; and

[Facility Agreement]

                  (iii) if so arranged, the Borrower undertakes to borrow the Further Financing subject to the terms and conditions thereof.

         (c)      (i)      If where the circumstances set out in Clause 16.17(b)
                           (ii)(x) (No Additional Borrowing) apply, ICBC and the
                           Borrower have not, by the end of the period set out therein, signed a mandate letter to arrange such Further Financing, the Borrower may then be permitted to seek to raise additional Indebtedness (other than the Further Financing) from persons other than a member of the CNC HK Group or any of their respective
                           Affiliates (a "THIRD PARTY") of an amount which when aggregated with any additional Indebtedness of EAN which is expressly permitted pursuant to Clause 7.16 of the EAN Guarantee shall not in aggregate at any time be more than US$200,000,000 (the "ADDITIONAL
                           FINANCING"); or

                  (ii) If where the circumstances set out in Clause 16.17(b)(ii)(y) (No Additional Borrowing) apply, ICBC and the Borrower have not, by the Longstop Date, signed a mandate letter to arrange such Further Financing, the Borrower may then be permitted to seek Additional Financing, in each such case, subject always to the provisions of Clauses 16.17(d) to (g) (No Additional Borrowing) inclusive below.

         (d) Any Further Financing and any Additional Financing shall be on terms acceptable to the Finance Parties and which do not prejudice any of the Security Interests constituted by the Finance Documents or any of the rights and remedies of the Finance Parties thereunder.

         (e) The Borrower further agree that it will, prior to entering into any binding contract for Additional Financing with any such Third Party, offer ICBC the opportunity to provide or arrange the Additional Financing on terms no less favourable to ICBC than those proposed to be offered by the Third Party and ICBC shall make its determination within one month of the receipt by ICBC of the material terms offered by the Third Party to the Borrower and if ICBC makes a determination to provide such financing ("ALTERNATIVE FURTHER FINANCING"), any Security Interest created to secure such Alternative Further Financing shall rank pari passu with the Security Interests constituted by the Finance Documents.

         (f) Any additional Indebtedness permitted pursuant to this Clause 16.17(b) to (e) (No Additional Borrowing) inclusive shall:-

                  (i) in respect of any Additional Financing arrangement with a Third Party, other than, for the avoidance of doubt, any Further Financing, bear interest at a rate comparable to that obtainable by a Telecommunications Provider;

[Facility Agreement]

                  (ii) in respect of any Additional Financing arrangement with a Third Party, other than any Further Financing or Alternative Further Financing, be on terms entered into in writing beforehand that it shall be expressly subordinated to all amounts outstanding from time to time under the Finance Documents and that any Security Interests created to secure such Indebtedness shall rank behind the Security Interests constituted by the Finance Documents, and be on the condition that the persons in whose favour the Security Interests to secure such Indebtedness have been created cannot enforce their subordinated Security Interests without the prior written consent of the Lenders; and

                  (iii) be subject to the parties to the documents evidencing such additional Indebtedness and any related Security Interests ("ADDITIONAL INDEBTEDNESS DOCUMENTS") entering into intercreditor arrangements with the Finance Parties contemporaneously with the execution of the Additional Indebtedness Documents and which intercreditor arrangement shall be negotiated in good faith and on terms satisfactory to the Finance Parties acting reasonably.

         (g) The Borrower shall be permitted to pay interest on the Further Financing, the Additional Financing or the Alternative Further Financing as the case maybe for so long as no Default has occurred.

                  For the avoidance of doubt the Borrower and EAN can together only raise (i) the Further Financing or (ii) the Alternative Further Financing or (iii) the Additional Financing but not more than one of them.

16.18    CASH DEPOSIT

         On the Business Day falling at least 5 days prior to each Interest Payment Date, the Borrower shall ensure that it deposits the Deposit in the Deposit Account and shall maintain a credit balance of not less than US$50,000,000 therein provided that subject to the provisions of the Charge Over Deposit, and provided further that no Default is continuing, the Borrower may, on the first Business Day falling 2 days after such Interest Payment Date, withdraw the Deposit and apply it as the Borrower may see fit.

16.19    OPENING OF DEPOSIT ACCOUNT AND ESCROW ACCOUNTS

         Within 7 Business Days from the date of this Agreement and throughout the term of this Agreement, the Borrower shall open and maintain with the Facility Agent the Deposit Account and the Escrow Accounts.

16.20    NOTIFICATION AND CONSENT

         The Borrower undertakes that it shall and shall procure that each other member of the Borrower Group notifies and obtains the prior written consent of the Facility Agent without which the following matters shall not be permitted:

[Facility Agreement]

         (i) to the proposed sale, transfer, lease or other disposal by any member of the Borrower Group of any of its respective material assets by giving 14 Business Days prior written notice; and

         (ii) where any member of the Borrower Group proposes to seek or launch an IPO, including any proposal to effect any reorganization or restructuring schemes or arrangements in preparation for an IPO by giving 60 days prior written notice.

16.21    MANDATORY PREPAYMENT

         The Borrower shall comply with its obligations under Clause 7 (Prepayment).

16.22    BOARD OF DIRECTORS

         Subject to any applicable law, regulation or listing rule of any Internationally Recognised Stock Exchange, the Borrower shall at all times ensure that it controls the appointment of the directors to the board of directors of each member of the Borrower Group.

16.23    CHANGE OF BUSINESS

         The Borrower shall procure that no material change is made to the general nature of the business of the Borrower or other members of the Borrower Group from that carried on at the Effective Date without the prior written consent of the Facility Agent.

16.24    FINANCIAL UNDERTAKINGS

         The Borrower undertakes with the Facility Agent that it will comply and will procure compliance with the financial covenants set out in
         Schedule 8.

16.25    FINANCIAL YEAR

         The Borrower shall maintain 31st December as the last day of its Financial Year and shall notify the Facility Agent of any change to its Financial Year end.

16.26    SECURITY AND SECURITY PERFECTION REQUIREMENTS

         The Borrower shall ensure:

         (a) FURTHER SECURITY AND PERFECTED SECURITY: that the Debentures (other than the Initial Debentures), the Share Mortgages (other than the Initial Share Mortgages) and the Subordination Deeds (other than the Initial Subordination Deeds) are executed and delivered to the Security Trustee as soon as practicable after the First Drawdown Date and in any event no later than 4 months from the First Drawdown Date (in the case of the Debenture no.17 in Schedule 11) and no later than 2 months from the First Drawdown Date (in all other cases) (or such longer period as the Facility Agent and the Security Trustee, acting reasonably, shall agree) and that with respect to each Security Document, all Security Perfection Requirements with respect to that Security

[Facility Agreement]

                  Document are completed to the satisfaction of the Facility Agent and the Security Trustee including without limitation that:

                  (i) those listed in Part A of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 1 Business Day from the date of execution of the relevant document(s) referred to in such Part;

                  (ii) those listed in Part B of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 5 Business Days from the date of execution of the relevant document(s) referred to in such Part;

                  (iii) those listed in Part C of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 7 Business Days from the date of execution of the relevant document(s) referred to in such Part;

                  (iv) those listed in Part D of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 14 Business Days from the date of execution of the relevant document(s) referred to in such Part;

                  (v) those listed in Part E of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 21 days from the date of execution of the relevant document(s) referred to in such Part;

                  (vi) those listed in Part F of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 30 days from the date of execution of the relevant document(s) referred to in such Part;

                  (vii) those listed in Part G of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 5 weeks from the date of execution of the relevant document(s) referred to in such Part;

                  (viii) those listed in Part H of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within 37 days from the date of execution of the relevant document(s) referred to in such Part; and

                  (ix) those listed in Part I of Schedule 18, are completed and evidence to the satisfaction of the Finance Parties in respect thereof is provided to the Facility Agent within the time limit specified in the relevant Security Document referred to therein.

[Facility Agreement]

         (b) EAC2 SECURITY: as soon as reasonably practicable following the consummation of the transactions contemplated by the Deeds of Transfer, Release and Settlement and the Vendor Financing Transfer Documents, (the "SETTLEMENT DATE") that:-

                  (i) EAN enters into an Additional Security Document and/or Additional Debenture in respect of any right, title or interest which it has in and to the EAC2 Project (as defined in the NEC Contract) and/or the System and/or any System Upgrade and/or any Segment Upgrade (each as respectively defined in the NEC Contract) as soon as possible after the Settlement Date and in any event within 4 months of the Settlement Date and provides evidence satisfactory to the Facility Agent that all the Security Perfection Requirements in respect thereof have been completed and in any event within 4 months of the Settlement Date; and

                  (iii) any member of the Borrower Group which has at any time any right, title or interest, in and to the EAC2 Project (as defined in the NEC Contract) and/or the System and/or any System Upgrade and/or any Segment Upgrade (each as respectively defined in the NEC Contract) or any part thereof or to any assets or licenses, permits or consents which are necessary in respect of, or connected with, the EAC2 Project or the System or any System Upgrade or any Segment Upgrade or its, commissioning or operation shall enter into an Additional Security Document as soon as possible after the Settlement Date and in any event within 4 months of the Settlement Date and provides evidence satisfactory to the Facility Agent that all the Security Perfection Requirements in respect thereof have been completed and in any event within 4 months of the Settlement Date.

         (c) ADDITIONAL SECURITY: that each Additional Security Party enters into an Additional Security Document, Additional Debenture, Additional Assignment of Insurances, Additional Share Mortgage and/or Additional Subordination Deed as soon as practicable after request from the Facility Agent and in any event no later than 4 months from such date and that such Additional Security Party provides the documents and other evidence listed in Schedule 17 to the Security Trustee.

         (d) NEWLY PERMITTED SECURITY: that with respect to any member of the Borrower Group or the EAN Group or CNC BVI which, owing to the laws or regulations in any relevant jurisdiction, is not as at the Effective Date able to provide a Security Interest over certain of its assets, such member of the Borrower Group, EAN Group or CNC BVI as the case may be shall, as soon as reasonably practicable following a change in or introduction of or change in interpretation of a law or regulation in any such jurisdiction which permits or enables such member of the Borrower Group, EAN Group or CNC BVI as the case may be so to provide such a Security Interest over those assets (the "PERMISSION DATE"), such member of the Borrower Group, EAN Group or CNC BVI as the case may be shall enter into an Additional Security

[Facility Agreement]

                  Document and/or Additional Debenture as soon as possible after the Permission Date and in any event within 4 months of the Permission Date and provides evidence satisfactory to the Facility Agent that all the Security Perfection Requirements in respect thereof have been completed and in any event within 4 months of the Permission Date.

         (e) CHINA NETWORK COMFORT LETTER: if by 31st August 2004, CNC HK is unable to satisfy the financial criteria set out in paragraphs (i), (ii) and (iii) of the definition of "GUARANTOR IPO DATE" in clause 1.1 of the CNC HK Guarantee, that China Network executes a comfort letter in favour of the Security Trustee for the benefit of the Finance Parties in form and substance acceptable to the Finance Parties in support of the obligations of CNC HK and the Borrower under the Finance Documents.

17.      EVENTS OF DEFAULT

17.1     EVENTS OF DEFAULT

         There shall be an Event of Default if, for any reason and whether or not for a reason outside the control of the Borrower:-

         (a) NON-PAYMENT: the Borrower or any Security Party fails to pay any sum due from it under this Agreement or any other Finance Document to which it is a party at the time, in the currency and in the manner stipulated herein or therein unless :-

                  (i) its failure to pay is caused by administrative or technical error; and

                  (ii) payment is received within 4 Business Days of its due date.

         (b)      OTHER BREACHES:

                  (i) the Borrower fails duly and punctually to comply with any of its obligations under Clause 16.18 (Cash Deposits); or

                  (ii) any Security Party fails duly and punctually to comply with any of its other obligations (other than those referred to in Clause 17.1(a) (Non-Payment) above) under any of the Finance Documents and in respect only of a failure which in the opinion of the Facility Agent (after consulting with the Majority Lenders) is capable of remedy, does not remedy such failure to the Facility Agent's satisfaction within 3 Business Days after receipt of written notice from the Facility Agent requiring it to do so; or

         (c) BREACH OF REPRESENTATION: any representation or warranty made or deemed to be made or repeated by or in respect of the any Security Party in or pursuant to any of the Finance Documents or in any notice, certificate or statement referred to or delivered under any Finance Document is or proves to have been

[Facility Agreement]
                  incorrect or misleading in any respect considered by the Majority Lenders to be material; or

         (d) CONSENTS: any consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by the Borrower or any other Security Party to authorise, or required by the Borrower or any other Security Party in connection with, the execution, delivery, performance, validity, enforceability or admissibility in evidence of any of the Finance Documents is modified in a manner unacceptable to the Majority Lenders or is not granted or is revoked or terminated or expires and is not renewed or otherwise ceases to be in full force and effect and such Security Party has not within 1 month of such modification, non granting, revocation or termination obtained the necessary consent, authorisation, license or approval; or

         (e) LEGAL PROCESS: any judgment or order made against the Borrower or any other Security Party is not stayed or complied with within 14 Business Days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the undertakings, assets, rights or revenues of the Borrower or any other Security Party and is not discharged within 30 Business Days or any step is taken to enforce any present or future Security Interest on or over all or any part of the assets or revenues of the Borrower or any other Security Party or any other member of the Borrower Group PROVIDED THAT any of the aforementioned actions has a material adverse effect on the business or financial condition of the Borrower Group or the AssetCo Group or the ability of any Security Party to perform all or any of its obligations under or otherwise to comply with the terms of any of the Finance Documents; or

         (f) INSOLVENCY: the Borrower or any other Security Party is deemed to be unable to pay its debts or becomes, or admits to being unable to pay its debts as they fall due or otherwise becomes insolvent or stops or suspends or threatens to stop or suspend making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so or any person takes any action, or any proceedings are started or other steps taken by any person for the Borrower or any other Security Party to be adjudicated or found bankrupt or insolvent unless otherwise permitted by Clause 16.4 (Mergers); or

         (g) WINDING-UP: any person takes any action or any petition is presented or other step is taken for the purpose of winding up, re-organising, reconstructing or dissolution of the Borrower or any other Security Party not being a petition which the Borrower or any other Security Party can demonstrate to the satisfaction of the Facility Agent is either frivolous, vexatious or an abuse of the process of the court or relates to a claim to which the Borrower or any other Security Party has a good defence and which is being contested by the Borrower or any other Security Party and by appropriate proceedings and in each case provided that such petition is discharged within 14 Business Days or an order is made or resolution is passed for the winding up, re-organising,

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                  reconstructing or dissolution of the Borrower or any other
                  Security Party or a meeting is convened for the purpose of passing any such resolution unless otherwise permitted by Clause 16.4 (Mergers); or

         (h) LIQUIDATION/ADMINISTRATION: any person takes any action or any proceedings are started or other step taken by any person for a liquidator, administrator, trustee or similar officer to be appointed by the Borrower or any other Security Party or any part of their respective undertakings, assets, rights or revenues or the Majority Lenders have reasonable grounds to believe that any such proceedings or other step is imminent unless otherwise permitted by Clause 16.4 (Mergers); or

         (i) APPOINTMENT OF RECEIVERS AND MANAGERS: any person takes any action or any proceedings are started or other step taken by any person for any administrative or other receiver to be appointed of the Borrower or any other Security Party or any part of their respective material assets, rights, revenues and/or undertakings or the directors of the Borrower or any other Security Party request any person to appoint such a receiver unless otherwise permitted by Clause 16.4 (Mergers); or

         (j) COMPOSITIONS: any negotiations are commenced or any other steps are taken, by the Borrower or any other Security Party by any of their respective creditors with a view to proposing any kind of composition, compromise general assignment or arrangement involving such company or with a view to the general readjustment or rescheduling or a moratorium of all or part of its debts or proceedings are commenced in relation to the Borrower or any other Security Party under any law regulation or procedure relating to construction or readjustment of debts; or

         (k) ANALOGOUS PROCEEDINGS: there occurs, in relation to the Borrower or any other Security Party, in any country or territory (including Hong Kong) in which it carries on business or to the jurisdiction of whose courts any part of its assets is subject, any event which, in the opinion of the Majority Lenders, appears in that country or territory to correspond with, or have an effect equivalent or similar to, any of those mentioned in Clauses 17.1 (e) to (j) (Events of Default) (inclusive) or the Borrower or any other Security Party otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

         (l) SUSPENSION OF BUSINESS OR EXPROPRIATION: the Borrower or any other Security Party suspends or ceases or threatens to suspend or cease to carry on its business or any substantial part thereof or changes or threatens to change the nature or scope of its business or any governmental or other authority through Expropriation acquires all or any substantial part of its respective business, assets, rights or revenues, or shares or other ownership therein; or

         (m)      CESSATION OR SUSPENSION OF LISTING:

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                  (i)      after the listing of the shares in CNC HK on a
                           Guarantor Stock Exchange has occurred, the shares in CNC HK cease to be listed on such Guarantor Stock Exchange or trading in the shares in CNC HK is suspended for a period of more than 14 consecutive trading days; or

                  (ii) after the listing of the shares of any member of the Group on any Internationally Recognised Stock Exchange has occurred, the shares in such member of the Group cease to be listed on such Internationally Recognised Stock Exchange or trading in such shares is suspended for a period of 14 consecutive trading days; or

         (n) ILLEGALITY: it becomes or will become unlawful at any time for the Borrower or any other Security Party to perform all or any of its obligations under any of the Finance Documents or any of the obligations of the Borrower or any other Security Party under any of the Finance Documents is not or ceases to be or is claimed by it not to be legal, valid and binding or in full force and effect; or

         (o)      CROSS DEFAULT:

                  (i) any Financial Indebtedness of the Borrower, any other Security Party, or any other member of the CNC HK Group or the AssetCo Group:-

                           (A)      is not paid when due nor within any
                                    applicable grace period in any agreement relating to that Financial Indebtedness; or

                           (B) becomes due and payable, or capable of being declared due and payable, before its stated maturity by reason of a default or event of default, however described;

                  (ii) any Security Interest, guarantee or other security created or to be created by the Borrower, or any other Security Party or any other member of the CNC HK Group or the EAN Group becomes enforceable; or

         (p) REPUDIATION: the Borrower or any other Security Party repudiates any of the Finance Documents, or does or causes to be done any act or thing evidencing an intention to repudiate any of the Finance Documents or any action or proceedings are commenced (and not withdrawn or dismissed within a period of 14 Business Days after its commencement) to enjoin or restrain the performance of or compliance with any respective obligation of the Borrower or any other Security Party under any of the Finance Documents or otherwise dispute the ability of the Borrower or any other Security Party to enter into, exercise its respective rights or perform or comply with any of its respective obligations under any of the Finance Documents; or

         (q) MATERIAL ADVERSE CHANGE: there occurs, in the reasonable opinion of the Majority Lenders, a material adverse change in the financial condition of the Borrower, any other Security Party or any other member of the CNC HK Group or the AssetCo Group; or

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         (r)      MATERIAL EVENTS: any other event occurs or circumstance arises which, in the reasonable opinion of the Majority Lenders, is likely to materially and adversely affect the ability of the Borrower or any other Security Party to perform all or any of its obligations under or otherwise to comply with the terms of any of the Finance Documents, as the case may be; or

         (s) REDUCTION OR LOSS OF CAPITAL: a meeting is convened by the Borrower or any other Security Party for the purpose of passing any resolution to purchase, reduce or redeem any of its share capital other than in accordance with Clause 16.6 (Share Capital); or

         (t) OWNERSHIP: (i) CNC HK ceases to be the Holding Company of the Borrower; or (ii) China Network ceases to be the Holding Company of CNC HK, AssetCo and EAN; or

         (u) MATERIAL LITIGATION: any litigation, arbitration or administrative proceeding is taking place against the Borrower or any other Security Party which, in the reasonable opinion of the Majority Lenders, is likely to materially and adversely affect the ability of the Borrower or any other Security Party to perform all or any of their respective obligations under or otherwise to comply with the terms of any of the Finance Documents; or

         (v) FINANCIAL COVENANTS: the Borrower fails to comply with any of its financial covenants in Schedule 8 on any Financial Covenant Test Date; or

         (w) WAIVER: any of the conditions precedent (if any) which have been the subject of a waiver in accordance with Clause 5.3 (Waiver or Deferral of Conditions) has not been fulfilled in full and to the Finance Parties' satisfaction on the date stipulated in the relevant waiver, or, if no date is stipulated, then the date falling 3 months after the First Drawdown Date.

17.2     ACCELERATION

         The Facility Agent may, and if so requested by the Majority Lenders shall, without prejudice to any other rights of the Lenders, at any time after the occurrence of an Event of Default by notice to the Borrower:-

         (a) declare that the obligation of each Lender to make its Commitment available shall be terminated, whereupon the Total Commitments shall be reduced to zero forthwith; and/or

         (b) declare that the Tranche A Loan and/or the Tranche B Loan, all interest and all other sums payable under the Finance Documents have become immediately due and payable, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable without further demand or other legal formality of any kind; and/or

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         (c)      take any action, exercise any other right or pursue any other remedy conferred upon the Facility Agent and/or the Lenders by this Agreement or by any applicable law or regulation or otherwise as a consequence of such Event of Default.

18.      ASSIGNMENT AND TRANSFER

18.1     BENEFIT OF AGREEMENT

         This Agreement shall be binding upon, and enure for the benefit of each Finance Party, the Facility Agent and the Borrower and their respective successors and permitted assigns.

18.2     TRANSFERS BY THE BORROWER

         The Borrower may not assign, transfer, novate or in any way dispose of any of its rights and/or obligations under this Agreement.

18.3     ASSIGNMENTS BY THE LENDERS

         Each Lender may assign or otherwise transfer or grant participations in all or any part of its rights under any of the Finance Documents to any other bank or financial institution without the consent of the Borrower in accordance with Clause 18.4 (Transfer Certificates) in respect of transfers or novations.

18.4     TRANSFER CERTIFICATES

         Each Lender (an "EXISTING LENDER") may assign or novate or otherwise transfer all or any part of its rights, benefits and/or obligations under the Finance Documents to another person (a "NEW LENDER"). Any such transfer shall be effected upon 5 Business Days' prior notice by delivery to the Facility Agent of a duly executed and duly completed Transfer Certificate in which event, on the transfer date specified in such Transfer Certificate, to the extent that they are expressed to be the subject of the novation established by the Transfer Certificate:-

         (a) the Borrower, the Existing Lender and the other parties to the Finance Documents shall be released from further obligations towards one another under any of the Finance Documents and their respective rights against one another under any of the Finance Documents shall be cancelled (such rights and obligations being referred to in this Clause 18.4 (Transfer Certificates) as "DISCHARGED RIGHTS AND OBLIGATIONS");

         (b) the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from such Discharged Rights and Obligations only insofar as the New Lender have assumed and/ or acquired the same in place of the Existing Lender;

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         (c)      the Facility Agent, the Co-ordinating Arrangers, the New
                  Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Existing Lender with the rights and/ or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Arrangers and the Existing Lender shall each be released from further obligations to each other under this Agreement; and

         (d) the New Lender shall become a party to this Agreement as a "Lender",

         and, on the date upon which such novation or transfer takes effect, the New Lender shall pay to the Facility Agent for its own account a fee of US$800. The Facility Agent shall promptly notify the other parties to this Agreement of the receipt by it of any Transfer Certificate and shall promptly deliver a copy of such Transfer Certificate to the Borrower.

         For the avoidance of doubt, the Borrower shall not be responsible for paying the above fee of US$800 on behalf of the New Lender.

18.5     RELIANCE

         The Facility Agent and the Borrower shall be fully entitled to rely on any Transfer Certificate delivered to the Facility Agent in accordance with the foregoing provisions of Clause 18 (Assignment and Transfer) which is complete and regular on its face as regards its contents and purportedly signed on behalf of the Existing Lender and the New Lender and neither the Facility Agent nor the Borrower shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Transfer Certificate if it proves to be the case that the same was not authentic or duly authorised.

18.6     SIGNATURE OF TRANSFER CERTIFICATE

         The Borrower and each Finance Party irrevocably authorises the Facility Agent to countersign each Transfer Certificate on its behalf without any further consent of, or consultation with, the Borrower or such Lender.

18.7     REFERENCES

         If any Lender assigns or novates or otherwise transfers all or any part of its rights, benefits and/or obligations in accordance with Clause 18 (Assignment and Transfer), all relevant references in the Finance Documents to such Lender shall thereafter be construed as a reference to such Lender and/or its assignee or transferee (as the case may be) to the extent of their respective interests.

18.8     FACILITY OFFICE

         Each Lender shall lend through its Facility Office at the address specified in Schedule 1 or as the case may be in any Transfer Certificate or through any of its other offices as selected from time to time by such Lender for the purposes of this Agreement. A

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         Lender shall notify the Facility Agent promptly of any change of its office pursuant to Clause 23 (Notices).

18.9     DISCLOSURE

         The Facility Agent or any Lender may disclose on a confidential basis to a prospective assignee or Transferee or to any other person who may propose entering into, or who has entered into, contractual relations with the Facility Agent or such Lender in relation to this Agreement such information about the transactions contemplated by this Agreement or about any member of the Group as the Facility Agent or such Lender shall consider appropriate.

18.10    REFERENCE BANKS

         If a Reference Bank ceases to act as such for any reason, it shall be replaced by such other bank as the Facility Agent (after consultation with the Lenders) shall designate by notice to the Borrower and the Lenders.

19.      THE FACILITY AGENT, THE ARRANGER AND THE LENDERS

19.1     APPOINTMENT

         (a) Each Finance Party hereby irrevocably appoints the Facility Agent as its agent for the purposes of this Agreement and as its agent and trustee to receive, hold, administer and enforce the security created by the Security Documents.

         (b) Each Finance Party hereby irrevocably authorises the Facility Agent (whether or not by or through employees or agents) to take such action on such Finance Party's behalf and to exercise such rights, remedies, powers and discretion as are specifically delegated to the Facility Agent by the Finance Documents, together with such powers and discretions as are reasonably incidental thereto.

         (c) The Facility Agent shall not have any duties, obligations or liabilities to the Finance Parties beyond those expressly stated in the Finance Documents; and those duties are solely of a mechanical and administrative nature.

         (d) The Facility Agent may act under the Finance Documents through its personnel and agents.

19.2     VARIATION

         (a) Subject to Clause 19.2(b) (Variation), the Facility Agent may, with the prior written consent of the Majority Lenders, amend, modify or otherwise vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of any of the Finance Documents. Any such action so authorised and effected by the Facility Agent shall be promptly notified to the Finance Parties by the Facility Agent and shall be binding on all the Finance Parties.

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         (b)      Except with the prior written consent of all the Finance
                  Parties, the Facility Agent shall not have authority on behalf of the Finance Parties to agree with the Borrower or the Guarantor any amendment to any of the Finance Documents which would (i) reduce the rate of interest payable under any of the Finance Documents, (ii) extend the due date or reduce the amount of any payment of principal, interest or other amount payable under any of the Finance Documents, (iii) change the currency in which any amount is payable under any of the Finance Documents, (iv) increase any Lender's Commitment or the length of the Drawdown Period, (v) release or amend any of the obligations of any Security Party under any of the Finance Documents, (vi) change the definition of "Majority Lenders" in Clause 1.1 (Terms Defined), (vii) change Clause 16 (Undertakings) or Clause 17 (Events of Default) or (viii) change this Clause 19.2 (Variation).

         (c) Any amendment, modification or variation of any of the Facility Agent's rights and/or obligations under any of the Finance Documents shall require the prior written consent of the Facility Agent.

19.3     FACILITY AGENT AND THE ARRANGER INDIVIDUALLY

         (a) With respect to its own Commitment and Outstandings (if any), each of the Facility Agent and the Arrangers shall have the same rights and powers under the Finance Documents as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it as agent or arranger, as the case may be, under the Finance Documents and the term "Lenders" shall unless the context clearly otherwise indicates, include the Facility Agent and the Arranger, in their respective individual capacity as a Lender. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

         (b) In acting as the Facility Agent, the agency division of the Facility Agent will be treated as a separate entity from its other divisions and departments. Any information acquired by the Facility Agent which, in its opinion, is acquired by it otherwise than in its capacity as the Facility Agent may be treated as confidential by the Facility Agent and will not be deemed to be information possessed by the Facility Agent in its capacity as such.

19.4     EXONERATION

         The Facility Agent shall not:-

         (a) be obliged to request any certificate or opinion under any of the Finance Documents or to make any enquiry as to the use of the proceeds of any Advance or the Loan unless so required in writing by any Lender, in which case the Facility Agent shall promptly make the appropriate request to the Borrower, or be obliged to make any enquiry as to any Default or other breach by the Borrower or the Guarantor in the performance or observance of any of the provisions of any of the Finance Documents or as to the existence of any Default or other breach unless the Facility Agent has actual knowledge thereof

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                  or has been notified in writing thereof by a Lender, in which case the Facility Agent shall promptly notify the Lenders of the relevant event or circumstance; or

         (b) be liable to any Lender for any action taken or omitted under or in connection with the Finance Documents, the Facility or the Loan unless caused by its gross negligence or wilful misconduct, and no party to this Agreement may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that officer, employee or agent in relation to any of the Finance Documents.

         For the purposes of this Clause 19.4 (Exoneration), the Facility Agent shall not be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the corporate lending or loan administration department of the person for the time being acting as the Facility Agent may become aware in the context of corporate finance or advisory activities from time to time undertaken by the Facility Agent for the Borrower or any associated companies.

19.5     INFORMATION AND ACTION

         The Facility Agent shall:-

         (a) promptly notify each Finance Party of the contents of each material notice, certificate or other document received by the Facility Agent from the Borrower or any other Security Party in relation to the Facility;

         (b) promptly notify each Finance Party of any Event of Default of which the Facility Agent has actual knowledge; and

         (c) (subject to its being indemnified to its satisfaction) take such action or, as the case may be, refrain from taking such action with respect to any Default of which the Facility Agent has actual knowledge as the Majority Lenders may reasonably direct.

19.6     RELIANCE

         The Facility Agent may deem and treat (i) each Lender as the person entitled to the benefit of the Outstandings of such Lender for all purposes of this Agreement unless and until a notice of assignment of such Lender's Outstandings or any part thereof or a Transfer Certificate shall have been delivered to the Facility Agent, and (ii) the Facility Office specified in Schedule 1 or, as the case may be, in any relevant Transfer Certificate as such Lender's Facility Office unless and until a written notice of change of Facility Office shall have been received by the Facility Agent and the Facility Agent may act upon any such notice unless and until the same is superseded by a further such notice. The Facility Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been appropriately authorised and signed or sent by the proper person and

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         shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it.

19.7     CREDIT APPROVAL

         Each Lender acknowledges that it has not relied on any statement, opinion, forecast or other representation made by the Facility Agent to induce it to enter into this Agreement and that it has made and will continue to make without reliance on the Facility Agent and based on such documents as it considers appropriate its own appraisal of the creditworthiness of the Borrower and the Group and its own independent investigation of the financial condition and affairs of the Borrower and the Group in connection with the making of any Advance and continuation of the Loan under this Agreement. The Facility Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to the Borrower or any other member of the Group whether coming into its possession before the drawdown of any Advance or at any time or times thereafter, other than as provided in Clause 19.5(a) (Information and Action).

19.8     DOCUMENTATION

         The Facility Agent shall not have any responsibility to any Finance Party for:

         (a) the performance by the Borrower or any other Security Party of their respective obligations under any of the Finance Documents;

         (b)      the financial condition of the Borrower or any other Security
                  Party;

         (c) the completeness or accuracy of any statements, representations or warranties in any of the Finance Documents or any document delivered thereunder;

         (d) the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of any of the Finance Documents or of any certificate, report or other documents executed or delivered under any of the Finance Documents;

         (e) the collectability of amounts payable under any of the Finance Documents; or

         (f) otherwise in connection with the Facility or its negotiation or for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Lenders, or the Lenders, as the case may be.

19.9     OTHER BUSINESS

         Each of the Facility Agent and the Arranger may, without any liability to account to the Lenders, accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, the Borrower, CNC HK or any other member of the Group or any of the Lenders as if it were not the Facility Agent or the Arranger (as the case may be).

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19.10    REIMBURSEMENT AND INDEMNITY

         (a) Each Lender shall reimburse the Facility Agent (rateably in accordance with its Outstandings or, if at the relevant time, no Advance has been made under this Agreement, its Commitment), to the extent the Facility Agent is not reimbursed by the Borrower, for the charges and expenses incurred by the Facility Agent in contemplation of, or otherwise in connection with, the enforcement of, or the preservation of any rights under, or in carrying out its duties under any of the Finance Documents, including (in each case) the fees and expenses of legal or other professional advisers.

         (b) Each Lender shall indemnify the Facility Agent (rateably in accordance with its Outstandings or, if at the relevant time, no Advance has been made under this Agreement, its Commitment) against all liabilities, damages, costs and claims whatsoever incurred by the Facility Agent in connection with any of the Finance Documents or the performance of its duties under any of the Finance Documents or any action taken or omitted by the Facility Agent under any of the Finance Documents, unless such liabilities, damages, costs or claims arise from the Facility Agent's own gross negligence or wilful misconduct.

         (c) The Borrower shall forthwith on demand reimburse each Lender for any payment made by it under Clauses 19.10(a) and (b) (Reimbursement and Indemnity).

         (d) The Facility Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any of the Finance Documents before it commences those proceedings or takes that action.

19.11    MAJORITY LENDERS' INSTRUCTIONS

         (a) Unless expressly stated in the provisions of the Finance Documents, the Facility Agent shall (i) act in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from acting or exercising any right, power, authority or discretion vested in it as Facility Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with such an instruction of the Majority Lenders.

         (b) Unless expressly stated in the provisions of the Finance Documents, any instructions given by the Majority Lenders will be binding on all the Lenders.

         (c) Where a provision of any of the Finance Documents provides for any matter to be determined by reference to the opinion of the Majority Lenders or to be subject to the consent or request of the Majority Lenders or for any action to be taken on the instructions of the Majority Lenders, such opinion, consent,

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                  request or instructions shall (as between the Lenders) only be regarded as having been validly given or issued by the Majority Lenders if all the Lenders shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of the Lenders shall have given or issued such opinion, consent, request or instructions but so that the Borrower shall be entitled (and bound) to assume that such notice shall have been duly received by each Lender and that the relevant majority shall have been obtained to constitute Majority Lenders whether or not this is the case.

         (d) The Facility Agent may decline to take any action except upon the written direction of the Majority Lenders, or the Lenders, as the case may be, and the Facility Agent may obtain a ratification by the Majority Lenders of any action taken by it under the Finance Documents. The Facility Agent shall have no liability to any of the Lenders for any action taken by it upon the instructions of the Majority Lenders or if such actions is ratified by the Majority Lenders.

         (e) In the absence of instructions from the Majority Lenders, or the Lenders, as the case may be, the Facility Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

         (f) The Facility Agent is not authorized to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any of the Finance Documents.

19.12    RETIREMENT

         (a) The Facility Agent may retire from its appointment as Facility Agent under the Finance Documents having given to the Borrower and each of the Finance Parties not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Finance Parties as a successor agent:-

                  (i) a Lender nominated by the Majority Lenders within 30 days after notice of retirement or, failing such a nomination,

                  (ii) any reputable and experienced bank or financial institution with offices in Hong Kong nominated by the Facility Agent.

         (b) Upon any such successor as aforesaid being appointed, the retiring Facility Agent shall deliver or make available to such successor all records, files and information held by it as the Facility Agent. The retiring Facility Agent shall then be discharged from any further obligation under the Finance Documents and its successor and each of the other parties to any of the Finance Documents shall have the same rights and obligations among themselves as they would have had if such successor had been a party to the Finance Documents in place of the retiring Facility Agent. No member of the Borrower Group shall be required to pay any fees or expenses in relation to the retirement or appointment of a Facility Agent pursuant to this Clause 19.12

[Facility Agreement]

                  (Retirement) if such fees have already been paid in accordance with Clause 20 (Fees and Expenses).

19.13    COMPLIANCE

         (a) The Facility Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

         (b) Without prejudice to Clause 19.13(a) (Compliance) above, the Facility Agent need not disclose any information relating to the Borrower or any member of the Group if the disclosure might, in the opinion of the Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

19.14    THE ARRANGER

         The Arranger in its capacity as such shall have no duties or obligations under or in respect of the Finance Documents. Clauses 19.7 (Credit Approval), 19.8 (Documentation) and 19.9 (Other Business) shall apply for the benefit of the Arranger in its capacity as such as if references therein to the Facility Agent were references to the Arranger.

19.15    RELATIONSHIP

         (a) The relationship between the Facility Agent and the Lenders is that of agent and principal only.

         (b) Except as specifically provided in this Agreement, the Arranger has no other obligations to any other party to this Agreement under or in connection with the Finance Documents.

         (c) Nothing in this Agreement constitutes the Facility Agent or the Arranges as a trustee or fiduciary of any other person.

         (d) Neither the Facility Agent nor the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

20.      FEES AND EXPENSES

20.1     ARRANGEMENT FEE

         The Borrower shall pay to the Arranger an arrangement fee in the amount set out in the Fee Letter.

[Facility Agreement]

20.2     AGENCY FEE

         The Borrower shall pay to the Facility Agent an agency fee in the amount and at the times set out in the Fee Letter.

20.3     COMMITMENT FEE

         (a) The Borrower shall pay to the Facility Agent for the account of each Lender, a commitment fee computed at the rate of 0.45% per annum on that Lender's Available Commitment in respect of Tranche A for the Drawdown Period.

         (b) The Borrower shall pay to the Facility Agent for the account of each Lender a commitment fee computed at the rate of 0.45% per annum on that Lender's Available Commitment in respect of Tranche B for the Drawdown Period for Tranche B set out in
                  Schedule 3.

         (c)      The accrued commitment fee in this Clause 20.3 (Commitment
                  Fee) is payable on the last day of each successive period of three months during the Drawdown Period, and the last such payment to be made on the last day of the Drawdown Period, and if any Lender's Available Commitment is cancelled in full, on the cancelled amount of the relevant Available Lender's Commitment at the time the cancellation is effective.

         (d)      The commitment fee payable in this Clause 20.3 (Commitment
                  Fee) shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360-day year, including the first day of the period during which it accrues but excluding the last.

20.4     EXPENSES

         The Borrower shall pay to the Facility Agent and the Arranger on demand and in the currency specified by the Facility Agent and Arranger:-

         (a) irrespective as to whether any Advance is made, all expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by the Facility Agent or the Arranger or any Lender in connection with the negotiation, preparation and execution of the Finance Documents and any amendment or extension of or the granting of any waiver or consent under the Finance Documents; and

         (b) all expenses on a full indemnity basis (including legal and out-of-pocket expenses) incurred by the Facility Agent or the Arranger or any Lender in connection with the enforcement of or preservation of any rights under any of the Finance Documents, or otherwise in respect of the monies owing under any of the Finance Documents together with interest at the Default Rate from the date on which such expenses were incurred to the date of payment (both before and after judgment).

[Facility Agreement]

20.5     STAMP DUTY

         The Borrower shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by any Lender) imposed on or in connection with the Finance Documents, the Facility or the Loan and shall indemnify each of the Facility Agent, the Arranger and the Lenders against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

21.      SET-OFF

         (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Facility Agent or any Lender is at any time entitled whether by operation of law or contract or otherwise, the Facility Agent or any Lender may (but shall not be obliged to) set off against any obligation of the Borrower due and payable by it under the Finance Documents without prior notice any monies held by the Facility Agent or any Lender for the account of the Borrower regardless of the place of payment, booking branch or currency of either obligation.

         (b) If the obligations are in different currencies, the Facility Agent or any Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

22.      PRO RATA SHARING

22.1     REDISTRIBUTION

         If at any time any Lender (a "RECEIVING LENDER") has received (including without limitation by way of payment into a suspense account) or recovered (whether by set-off or otherwise) any amount owing by the Borrower under this Agreement other than through the Facility Agent (which for the avoidance of doubt shall include by reference to Clause 6 or Clause 7) in accordance with Clause 13.4 (Distribution) (a "RECOVERY"), then:-

         (a) such Receiving Lender shall, within 3 Business Days of such Recovery, notify details of the Recovery to the Facility Agent;

         (b) the Facility Agent shall determine whether the Recovery is in excess of the amount which the Receiving Lender would have received had the Recovery been received by the Facility Agent and distributed in accordance with Clause 13.4 (Distribution);

         (c) subject to Clause 22.2 (Exceptions), the Receiving Lender shall within 3 Business Days of demand by the Facility Agent pay to the Facility Agent an amount equal to the excess (the "REDISTRIBUTION");

[Facility Agreement]

         (d) the Facility Agent shall treat the Redistribution as if it were a payment by the Borrower under Clause 13 (Payments) and shall pay the Redistribution to the Lenders (other than the Receiving Lender) in accordance with Clause 13.4 (Distribution); and

         (e) after payment of the Redistribution, the Receiving Lender will be subrogated to the portion of the claims paid under (d) above and the Borrower will owe the Receiving Lender a debt which is equal to the Redistribution immediately payable and of the type originally discharged;

         PROVIDED THAT where a Receiving Lender is subsequently required to repay to the Borrower any amount received or recovered by it and dealt with under sub-clauses (a) to (e) above:

         (i) each Lender which has received a share of the relevant Redistribution pursuant to this Clause shall, upon request of the Facility Agent, pay to the Facility Agent for account of that Recovering Lender an amount equal to its share of the Redistribution (together with an amount as is necessary to reimburse that Recovering Lender for its proportion of any interest on the Redistribution which that Recovering Lender is required to pay);

         (ii) that Recovering Lender's rights of subrogation in respect of any reimbursement shall be cancelled and the Borrower will be liable to the reimbursing Lender for the amount so reimbursed;

         (iii) this Clause 22.1 (Redistribution) shall not constitute and shall not be construed as constituting a Security Interest by any Lender over all or any part of any sum received or recovered by it in the manner set out in Clause 22 (Pro Rata Sharing).

22.2     EXCEPTIONS

         (a) A Receiving Lender need not pay a redistribution to the extent that it would not after the payment have a valid and enforceable claim against the Borrower in the amount of the redistribution pursuant to Clause 22.1(e) (Redistribution).

         (b) Where a recovery is resulted from the satisfaction or enforcement of a judgment obtained in any legal action or proceedings taken by a Receiving Lender, Clause 22 (Pro rata Sharing) shall not apply so as to benefit any other Lender which (being entitled so to do) did not join with the Receiving Lender in such action or proceedings, unless the Receiving Lender did not give prior notice of its involvement in such action or proceedings to the Facility Agent for disclosure to the other Lenders.

22.3     NOTIFICATION

         Each Lender shall promptly give notice to the Facility Agent of:-

[Facility Agreement]

         (a) the institution by such Lender of any legal action or proceedings under this Agreement or in connection with the Finance Document prior to such institution; and

         (b) the receipt or recovery by such Lender of any amount received or recovered by it under the Finance Document or in connection with the Finance Document otherwise than through the Facility Agent.

         Upon receipt of any such notice the Facility Agent shall as soon as practicable thereafter notify all the other Lenders.

23.      NOTICES

23.1     NOTICES

         Any notice or communication under or in connection with the Finance Documents shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

         (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

         (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

         All communications or other correspondence between the Borrower and any of the Lenders in connection with the Finance Documents shall be made through the Facility Agent.

23.2     ADDRESSES

         Notices or communications shall be sent to the following addresses and facsimile numbers:-

         To the Borrower:-

         Name                       Asia Netcom Corporation Limited
         Address                    46 Cheung Kong Center
                                    2 Queen's Road Central
                                    Hong Kong

         Fax                        (852) 2121 2929
         Attention                  Gregory Freiberg/Wenlong Sun

         With a copy to:            Asia Netcom Singapore Pte Limited

[Facility Agreement]

                                    2 Shenton Way #11-01
                                    SGX Centre 1
                                    Singapore 068804

         Fax                        (65) 6233 6390
         Attention                  Oliver Ao

         With a copy to:            China Netcom Corporation Limited
                                    No.1 Beihuan Donglu
                                    Beijing
                                    Development Area
                                    Beijing 100176
                                    PRC

         Fax                        (86 10) 6787 8624
         Attention                  Zhou Yun/Nicole Pan

         To the Facility Agent:-

         Name                       Industrial and Commercial Bank of China
                                    (Asia) Limited
         Address                    10/F, ICBC Asia Building
                                    122-126 Queen's Road Central
                                    Hong Kong

         Fax                        (852) 2851 9361
         Attention                  Ms. Esther Cheng/ Ms. Amy Wong

         And to the Lenders at their respective Facility Offices specified in
         Schedule 1 or as notified by the Facility Agent in writing.

23.3     LANGUAGE

         Each notice or document referred to in the Finance Documents or to be delivered under the Finance Documents shall be in the English language.

24.      AGREEMENT TO PERMIT ADDITIONAL LENDERS

24.1     AGREEMENT TO PERMIT ADDITIONAL LENDERS

         Each of the parties to this Agreement agrees with the other parties that the Borrower or the Arranger shall have the right to procure that following the First Drawdown Date, an additional financial institution or financial institutions (the "ADDITIONAL LENDERS" and each an "ADDITIONAL LENDER") accedes to this Agreement for the purposes of providing additional funding to the Borrower under this Agreement of up to an amount which, when aggregated with the Total Commitments set out as at the date of this Agreement in Schedule 1, would result in the Total Commitments at that

[Facility Agreement]
         time being increased to an amount which is no greater than US$150,000,000 and this Agreement shall be amended and restated accordingly.

24.2     SUPPLEMENTAL AGREEMENT, ACCESSION AND RECALCULATION

         If the circumstances set out in Clause 24.1 occur, each of the parties to this Agreement agrees with the other parties that each Lender's proportion of the Total Commitments set out as at the date hereof in
         Schedule 1 shall be recalculated by the Facility Agent for the purposes of Clauses 2, 4, 6 and 13 and Schedule 1. Each of the parties to this Agreement agrees with the other parties that such Additional Lender's accession to this Agreement, the increase in the Total Commitments and recalculation as aforesaid shall be evidenced by a supplemental agreement or deed at that time, amending and restating this Agreement which shall be entered into by the parties to this Agreement at that time and such Additional Lender(s), in form and substance satisfactory to the Facility Agent.

         Each of the parties to this Agreement agrees with the other parties that the terms of such supplemental agreement shall include without limitation:

         (a) an obligation on such Additional Lender(s) to advance to the Borrower immediately after so acceding to this Agreement and in any event, at the time of the then next succeeding Advance to the Borrower under this Agreement, sufficient amounts (which will be deemed to be an Advance under whichever Tranche the Facility Agent shall determine as appropriate in good faith for the purposes of this Agreement) and which amounts shall be distributed by the Facility Agent to the Lenders as a prepayment of Tranche A, so as to adjust the proportion of the then Tranche A Advances outstanding to the Lenders to the Agreed Proportion (if and to the extent the same has not already occurred at such date pursuant to Clause 2); and

         (b) an acknowledgement by the Finance Parties at that date in favour of the Additional Lender(s) that the Additional Lender(s) are entitled and shall share in the Security Interests constituted by or the subject of the Security Documents pro rata pari passu with the other Lenders, and the Facility Agent is hereby authorised by the parties to this Agreement to make such amendments to this Agreement as it shall consider necessary to give effect to the intention of the parties to this Agreement for the purposes of this Clause.

24.3     BORROWER'S UNDERTAKING

         The Borrower undertakes to the Finance Parties that it shall use all reasonable endeavours to procure the introduction of such Additional Lender(s) as soon as possible after the date hereof so as to give effect to the intention of the parties to this Agreement for the purposes of this Clause.

[Facility Agreement]

25.      AGREEMENT TO PERMIT LENDER TO INCREASE ITS COMMITMENT

25.1     AGREEMENT TO PERMIT LENDER TO INCREASE ITS COMMITMENT

         Each of the parties to this Agreement agrees with the other parties that following the First Drawdown Date, any Lender shall have the right, upon giving not less than 14 Business Days' notice to the Facility Agent and the Borrower, to provide additional funding to the Borrower under this Agreement of up to an amount which, when aggregated with the Total Commitments set out as at the date of this Agreement in
         Schedule 1, would result in the Total Commitments at that time being increased to an amount which is no greater than US$150,000,000 and this Agreement shall be amended and restated accordingly.

25.2     SUPPLEMENTAL AGREEMENT AND RECALCULATION

         If the circumstances set out in Clause 25.1 occur, each of the parties to this Agreement agrees with the other parties that each Lender's proportion of the Total Commitments set out as at the date hereof in
         Schedule 1 shall be recalculated by the Facility Agent for the purposes of Clauses 2, 4, 6 and 13 and Schedule 1. Each of the parties to this Agreement agrees with the other parties that such increase in the Total Commitments and recalculation as aforesaid shall be evidenced by a supplemental agreement or deed at that time, amending and restating this Agreement which shall be entered into by the parties to this Agreement at that time, in form and substance satisfactory to the Facility Agent.

         Each of the parties to this Agreement agrees with the other parties that the terms of such supplemental agreement shall include without limitation:

         (a) an obligation on such Lender to advance to the Borrower immediately after so notifying the Facility Agent, and in any event, at the time of the then next succeeding Advance to the Borrower under this Agreement, sufficient amounts (which will be deemed to be an Advance under whichever Tranche the Facility Agent shall determine as appropriate in good faith for the purposes of this Agreement) and which amounts shall be distributed by the Facility Agent to the Lenders as a prepayment of Tranche A, so as to adjust the proportion of the then Tranche A Advances outstanding to the Lenders to the Agreed Proportion (if and to the extent the same has not already occurred at such date pursuant to Clause 2); and

         (b) an acknowledgement by the Finance Parties at that date in favour of the relevant Lender that such relevant Lender is entitled and shall share in the Security Interests constituted by or the subject of the Security Documents pro rata pari passu with the other Lenders, and the Facility Agent is hereby authorised by the parties to this Agreement to make such amendments to this Agreement as it shall consider necessary to give effect to the intention of the parties to this Agreement for the purposes of this Clause.

[Facility Agreement]

25.3     BORROWER'S UNDERTAKING

         The Borrower undertakes to the Finance Parties that it shall use all reasonable endeavours to procure the occurrence of the circumstances set out in Clause 24.1 as soon as possible after the date hereof so as to give effect to the intention of the parties to this Agreement for the purposes of this Clause.

26.      WAIVER; AMENDMENTS AND CONSENTS; REMEDIES, SEVERABILITY AND
         COUNTERPARTS

26.1     WAIVERS

         No failure or delay on the part of the Facility Agent or any Finance Party to exercise any power, right or remedy under the Finance Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Facility Agent or any Finance Party of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

26.2     AMENDMENTS AND CONSENTS

         (a) Any amendment of any provision of the Finance Documents shall only be effective if made in accordance with provisions with this Agreement and the Borrower and the Facility Agent so agree in writing and any waiver of any breach or default under the Finance Documents shall only be effective if the Facility Agent acting on the instructions of the Lenders or the Majority Lenders, as the case may be agrees in writing. Any consent by the Facility Agent under this Agreement must be made in writing.

         (b) Any such waiver or consent may be given subject to any conditions thought fit by the Facility Agent or the Lenders or the Majority Lenders, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

26.3     REMEDIES

         The remedies provided in the Finance Documents are cumulative and are not exclusive of any remedies provided by law.

26.4     SEVERABILITY

         If any provision of the Finance Documents is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

[Facility Agreement]

26.5     COUNTERPARTS

         This Agreement may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

27.      GOVERNING LAW AND JURISDICTION

27.1     GOVERNING LAW

         This Agreement is governed by and construed in accordance with Hong Kong law.

27.2     SUBMISSION OF JURISDICTION

         For the benefit of the Facility Agent, the Arranger and each Lender, the Borrower irrevocably agrees that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("PROCEEDINGS") may be brought in those courts and the Borrower irrevocably submits to the jurisdiction of those courts.

27.3     OTHER JURISDICTIONS

         Nothing in this Clause 27 (Governing Law and Jurisdiction) shall limit the right of the Facility Agent the Arranger or any Lender to take Proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Facility Agent or the Arranger or any Lender from taking Proceedings in any other jurisdiction, whether concurrently or not.

27.4     WAIVER OF INCONVENIENT FORUM

         The Borrower irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in Clause 27 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

27.5     PROCESS AGENT

         The Borrower irrevocably appoints Asia Netcom Asia Pacific Commercial Limited of 46th Floor, Cheung Kong Centre, 2 Queen's Road, Central, Hong Kong (the "PROCESS AGENT") to receive, for it and on its behalf, service of process in any Proceedings in Hong Kong. Such service shall be deemed completed on delivery to the Process Agent (whether or not it is forwarded to and received by the Borrower). If for any reason the Process Agent ceases to be able to act as such or no longer has an address in Hong Kong, the Borrower irrevocably agrees to appoint a substitute process agent acceptable to the Facility Agent, and to deliver to the Facility Agent a copy of the new process agent's acceptance of that appointment, within 14 days.

[Facility Agreement]

27.6     SERVICE

         The Borrower irrevocably consents to any process in any Proceedings anywhere being served by mailing a copy by post in accordance with Clause 23 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

27.7     WAIVER IMMUNITIES

         To the extent that the Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from the jurisdiction of any court or from setoff or any legal process (whether service or notice, attachment prior to judgment, attachment in aide of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Borrower hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

IN WITNESS whereof this Agreement has been entered into on the date stated at the beginning of this Agreement.

[Facility Agreement]

                                                                    [Schedule 1]
                                                              (Original Lenders)

                                   SCHEDULE 1

                   THE ORIGINAL LENDERS AND THEIR COMMITMENTS
                       Subject to Clause 24 and Clause 25

                                                                       Tranche A                     Tranche B
Name                                                                   Commitment                    Commitment
----                                                                   ----------                    ----------
THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BEIJING               US$17,000,000.00              US$13,000,000.00
BRANCH

THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SHANGHAI              US$11,333,333.33               US$8,666,666.67
BRANCH

THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, HONG                   US$5,666,666.67               US$4,333,333.33
KONG BRANCH

CHINA MINSHENG BANKING CORP. LTD.                                  US$17,000,000.00              US$13,000,000.00

CITIC INDUSTRIAL BANK                                              US$11,333,333.33               US$8,666,666.67

BANK OF COMMUNICATIONS                                              US$5,666,666.67               US$4,333,333.33

HUAXIA BANK                                                         US$5,666,666.67               US$4,333,333.33

                                                                    Total Tranche A               Total Tranche B
                                                                     Commitments                    Commitments

                                                                   US$73,666.666,67              US$56,333,333.33

                                                                                Total Commitments

                                                                                  US$130,000,000

[Facility Agreement]

                                                                    [Schedule 2]
                                                       (Form of Drawdown Notice)

                                   SCHEDULE 2

                             FORM OF DRAWDOWN NOTICE

                                                                          [Date]

To:      Industrial and Commercial Bank of China (Asia) Limited
         10/F, ICBC Asia Building
         122-126 Queen's Road Central
         Hong Kong

                          Term Loan Facility Agreement
                                 dated [ ] 2004

We refer to the facility agreement as amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT") dated July, 2004 between (1) Asia Netcom Corporation Limited as borrower (the "BORROWER"); (2) the lenders named therein (the "LENDERS"), (3) Industrial and Commercial Bank of China (Asia) Limited as facility agent for the Lenders, and (4) Industrial and Commercial Bank of China (Asia) Limited as arranger in relation to a loan facility in the maximum aggregate amount of up to US$150,000,000.

We hereby give you notice that we wish to draw down in respect of [Tranche A/Tranche B] an Advance in the sum of US$[ ] on [ ]. The funds should be credited to the account of [ ] with [ ].

For the purpose of Clause 8.2(c) (Interest Periods), the Interest Period of this Advance shall end on [the last day of the then current Interest Period]. [NOTE:
FOR ADVANCES OTHER THAN THE FIRST]

We confirm that:-

(a) no Default has occurred and is continuing or would result from the making of the Advance hereunder;

(b) the representations and warranties contained in Clause 15 (Representations and Warranties) of the Facility Agreement are true and correct at the date hereof as if made with respect to the facts and circumstances existing at such date;

(c) the borrowing to be effected by the drawdown of the Advance hereunder will be within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded.

Words and expressions defined in the Facility Agreement shall have the same meanings where used herein.

                           For and on behalf of
                           ASIA NETCOM CORPORATION LIMITED

[Facility Agreement]

                                                                    [Schedule 3]
                                                                  (CP Documents)

                                   SCHEDULE 3

                       DOCUMENTS AND EVIDENCE REQUIRED AS
                      CONDITIONS PRECEDENT TO FIRST ADVANCE

1. Fully duly executed originals or counterparts or, in the case of the Vendor Financing Security Documents, certified true copies, of each of-

         (a)      this Agreement;

         (b)      the Initial Group Debentures;

         (c)      the Guarantees

         (d)      the Initial Group Assignment of Insurances;

         (e)      the Initial Subordination Deeds;

         (f)      the Initial Share Mortgages;

         (g)      the Right of First Refusal Agreement;

         (h)      the Security Assignment of the Right of First Refusal
                  Agreement;

         (i)      the Charge Over Account;

         (j)      the Charge Over Deposit;

         (k)      the Vendor Financing Security Documents;

         (l)      the Deeds of Transfer, Release and Settlement;

         (m)      the Vendor Financing Transfer Documents;

         (n)      the Intercreditor Agreement;

         (o)      the Fee Letters; and

         (p) all the other documents required to be executed and/or delivered pursuant to the documents listed above, the Deeds of Transfer, Release and Settlement and the Vendor Financing Transfer Documents.

2. Legal opinion of Richards Butler as Hong Kong legal counsel to the Lenders.

3. Legal opinion of Appleby Spurling Hunter as the Bermuda legal counsel to the Lenders.

[Facility Agreement]

                                                                    [Schedule 3]
                                                                  (CP Documents)

4. Legal opinions from Lenders' legal counsel in each jurisdiction in which a Security Party is incorporated or in which any asset the subject of a Security Document is situated if required by the Facility Agent.

5. A copy of the constitutional documents of the Borrower and each other Security Party a party to any of the documents listed in paragraph 1 of this Schedule.

6. A copy of a resolution of the board of directors of the Borrower and each other Security Party a party to any of the documents listed in paragraph 1 of this Schedule approving the terms of, and the transactions contemplated by the Finance Documents.

7. Subject to confirmation from legal counsel in the relevant jurisdiction that such are required, a copy of a resolution of the shareholders of the Borrower and each other Security Party approving the terms of, and the transactions contemplated by the Finance Documents.

8. Each Authorised Signatory Certificate for the Borrower and each other Security Party a party to any of the documents listed in paragraph 1 of this Schedule substantially in the form of Schedule 4.

9. Evidence that all authorisations, if any, have been obtained and that all necessary filings, registrations and other formalities, if any, have been or will be completed or arrangement satisfactory to the Facility Agent has been or will be made in order to ensure the Finance Documents are valid and legally binding and enforceable.

10. Certified copy of the audited financial statements of the Borrower Group for the year ended 31st March, 2003 (containing, among other information, evidence of the injection of US$120,000,000 cash, in the form of equity by the shareholders of the Borrower at 31st March 2003) in form and substance satisfactory to the Facility Agent.

11. Hybrid Financial Pro-forma of the Borrower in respect of the financial year ended 31st March, 2003 up to financial year ended 31st March, 2009.

12. A certified true copy of the documentation entered into between the Borrower and AssetCo and various other Security Parties in respect of transfer of shares in various Subsidiaries of the Borrower to AssetCo and EAN or other evidence acceptable to the Facility Agent that the transactions contemplated thereby have been consummated.

13. Evidence that all fees under Clauses 20.1 (Arrangement Fee), 20.2 (Agency Fee) and 20.3 (Commitment Fee) and 20.4 then due and payable from the Security Parties under this Agreement have been or will be paid by the time required under the provisions of this Agreement.

14. Evidence that the process agent referred to in Clause 25.5 (Process Agent) and in the equivalent provisions of the other Finance Documents has accepted its appointment.

15. Evidence satisfactory to the Finance Parties that all arrangements are in place for the consummation of the transactions contemplated by the Deeds of Transfer, Release and

[Facility Agreement]

                                                                    [Schedule 3]
                                                                  (CP Documents)

         Settlement and the Vendor Financing Transfer Documents simultaneously with the advance of the first Advance on the First Drawdown Date including without limitation all payment flows and instructions between the relevant parties thereto.

16. Certificates from the Borrower confirming, amongst other things, the accuracy of information provided to the Facility Agent; no material change in the information provided to the Facility Agent and its advisers; approvals; no litigation; and no default, such Certificate substantially in the form of Schedule 14.

17. Such other documents and evidence relating to any of the matters contemplated herein as the Facility Agent may reasonably require.

[Facility Agreement]

                                                                    [Schedule 4]
                                                        (Director's Certificate)

                                   SCHEDULE 4

                    FORM OF AUTHORISED SIGNATORY CERTIFICATE

                                                                          [Date]

To:      Industrial and Commercial Bank of China (Asia) Limited
         10/F, ICBC Asia Building
         122-126 Queen's Road Central
         Hong Kong
         and to each Finance Party

I refer to the facility agreement as amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT") dated July, 2004, between (1) Asia Netcom Corporation Limited as borrower (the "BORROWER"); (2) the lenders named therein (the "LENDERS"), (3) Industrial and Commercial Bank of China (Asia) Limited as facility agent for the Lenders, and (4) Industrial and Commercial Bank of China (Asia) Limited as arranger in relation to a loan facility in the maximum aggregate amount of up to US$150,000,000 to be made available on the terms and conditions set out therein. Terms defined in the Facility Agreement have the same meaning when used in this Certificate unless otherwise defined in this Certificate.

I am an authorised signatory of [NB: INSERT NAME OF RELEVANT SECURITY PARTY] (the "COMPANY") and hereby certify as follows:-

1.       I am duly authorised to give this Certificate.

2. POWERS: Delivered with this Certificate and signed or initialled by me for the purpose of identification is a true, complete and up-to-date copy of the [Certificate of Incorporation and Memorandum of Association and [constitutional documents]] Bye-laws of the Company as in effect when it signed [the Facility Agreement and] the Finance Documents to which it is a party on the date of this Certificate. The Company is carrying on a business authorised under its [constitutional documents]. Neither the entry into of [the Facility Agreement and] the Finance Documents to which it is a party by the Company, nor the exercise of its rights and/or performance of or compliance with its obligations thereunder does or will violate, or exceed any borrowing or other power or restriction granted or imposed by its [Memorandum of Association and Bye-Laws [constitutional documents]] and at the date of this Certificate the Company is solvent.

3. DUE AUTHORISATION: Delivered with this Certificate and signed or initialled by me for the purpose of identification is a true and complete copy of (i) the minutes of a duly convened meeting of the board of directors * of the Company duly held at which a duly constituted quorum was present throughout and at which the resolutions set out in the minutes were duly passed and (ii) the written resolutions of the shareholders of

-------------------------
* [if legal counsel in the relevant jurisdiction confirm that such are required]

[Facility Agreement]

                                                                    [Schedule 4]
                                                        (Director's Certificate)

         the Company duly passed. Each of those resolutions remains in full force and effect without modification. Those resolutions constitute all actions necessary on the part of the Company to approve the [Facility Agreement and] the Finance Documents to which it is a party and to authorise the signing or execution of, under hand or under seal, [the Facility Agreement and] the Finance Documents to which it is a party and the giving of any notices or other communications and/or taking of any other actions required thereunder or in connection therewith on behalf of the Company.

4. DUE EXECUTION: [The Facility Agreement and] the Finance Documents to which it is a party have been unconditionally signed or executed and delivered by the Company. The person(s) who signed the [Facility Agreement and the Finance Documents to which it is a party] on behalf of the Company was/were duly authorised signatory(ies) of the Company when the same was entered into. Delivered with this Certificate is a list of the name(s) and title(s) and specimen(s) of the signature(s) of the person(s) who is/are at the date of this Certificate directors of the Company or who (either individually or with others, as provided in the resolutions referred to in 3 above) are authorised to sign [the Facility Agreement and] the Finance Documents to which the Company is a party and/or is/are authorised to give all notices and other communications and take any other actions required thereunder or in connection therewith on behalf of the Company.

                      NAME: _______________________________
                                       AUTHORISED SIGNATORY

[Facility Agreement]

                                    [COMPANY]

                               SPECIMEN SIGNATURES

Name                            Title                       Specimen Signature

[Facility Agreement]

                                                                    [Schedule 5]
                                                  (Form of Transfer Certificate)

                                   SCHEDULE 5

                          FORM OF TRANSFER CERTIFICATE

                                                                          [Date]

To:      Industrial and Commercial Bank of China (Asia) Limited
         10/F, ICBC Asia Building
         122-126 Queen's Road Central
         Hong Kong
         as Facility Agent

From: [Name of Existing Lender] and [Name of Transferee]

                              TRANSFER CERTIFICATE

Relating to the facility agreement as amended and restated by the Supplemental Amendment and Restatement Deed (and as from time to time further amended, varied, novated or supplemented) (the "AGREEMENT") whereby a term loan facility of up to US$150,000,000 was made available to Asia Netcom Corporation Limited (the "BORROWER") by a group of banks and other financial institutions on whose behalf Industrial and Commercial Bank of China (Asia) Limited (the "FACILITY AGENT") acted as agent in connection therewith. Words and expressions defined in the Agreement shall have the same meanings when used in this Transfer Certificate.

1. [Name of Existing Lender] (the "EXISTING LENDER") (a) confirms the accuracy of the summary of its participation in the Agreement set out in the Schedule below; and (b) requests [Name of Transferee] (the "TRANSFEREE") to accept and procure the novation of the portion of such participation specified in the Schedule below by countersigning and delivering this Transfer Certificate to the Facility Agent at its address for the service of notices specified in the Agreement.

2. The Transferee hereby requests the Facility Agent (on behalf of itself, the Borrower and the Lenders) to accept this Transfer Certificate as being delivered to the Facility Agent pursuant to and for the purposes of Clause 18.4 (Transfer Certificates) of the Agreement so as to take effect as a novation of the rights and obligations of the Existing Lender to the extent of the portion of the Existing Lender's participation referred to in paragraph 1 above in accordance with the terms of the Agreement on [date of transfer*] (the "TRANSFER DATE").

         [*NOTE.- To be not earlier than [5] Business Days after the date of delivery of this Transfer Certificate to the Facility Agent.]

3.       The Transferee confirms that:-

         (a) it has received a copy of the Agreement, the Security Documents and all other documentation and information required by it in connection with the transaction contemplated by this Transfer Certificate;

[Facility Agreement]

                                                                    [Schedule 5]
                                                  (Form of Transfer Certificate)

         (b) it has not relied on any statement, opinion, forecast or other representation made by the Facility Agent to induce it to execute this Transfer Certificate and has made, without reliance on the Facility Agent and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Borrower and its own independent investigation of the financial condition and affairs of the Borrower in connection with the assumption by the Transferee of its obligations arising under or by virtue of this Transfer Certificate.

4. The Existing Lender makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or any other party to the Agreement or the Security Documents or for the performance and observance by the Borrower or any other such party of any of their respective obligations under the Agreement or the Security Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded. The Transferee acknowledges that it has not relied on any statement, opinion, forecast or other representation made by the Existing Lender to induce it to enter into this Agreement and that it has made and will continue to make without reliance on the Existing Lender and based on such documents as it considers appropriate its own appraisal of the creditworthiness of the Borrower and the Group and its own independent investigation of the financial condition and affairs of the Borrower and the Group in connection with the Agreement.

5. This Transfer Certificate and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with the laws of England.

THE SCHEDULE

1.       The Existing Lender's participation

         (a)      The Existing Lender's Commitment           US$_____________

         (b)      The Existing Lender's Outstandings         US$_____________

2. The portion of the amount in 1 above to be novated

         (a)      US$

         (b)      US$

[Facility Agreement]

                                                                    [Schedule 5]
                                                  (Form of Transfer Certificate)

                    Administrative Details of the Transferee

Lending Office:

Account for Payments:

Fax:

Attention:

[Name of Existing Lender]                   [Name of Transferee]

By:____________________________________     By:_________________________________

Date:                                       Date:

THE FACILITY AGENT
Industrial and Commercial Bank of China (Asia) Limited

By:______________________________________
       on its own behalf
       and on behalf of
     the Borrower and the Lenders

[Facility Agreement]

                                                                    [Schedule 6]
                                                              (Vendor Financing)

                                   SCHEDULE 6

                                VENDOR FINANCING

NEC

(a) Project Development and Construction Contract between East Asia Crossing Ltd and NEC dated October 13, 2000 and supplemented by a payment deferral loan agreement dated March 29, 2002 (the "NEC PDA") as amended by an amendment No. 1 to the NEC PDA dated May 14, 2002 and amendment No.2 to the NEC PDA dated November 16, 2002 and amendment No.3 to the NEC PDA dated March 10, 2003; and

(b)      the documents listed in Schedule 3 of the NEC PDA; and.

(c) all documents relating to the creation of security interests in certain assets related to the business of the Borrower in Taiwan.

KDDI

(a) Project Development and Construction Contract between East Asia Crossing Ltd and KDDI originally dated December 17, 1999 as amended and restated on July 28, 2000 and supplemented by a payment deferral option agreement dated as of March 25, 2002 (the "KDDI PDA") as amended by an amendment No. 1 to the KDDI PDA dated May 14, 2002 (the "Amendment No. 1 to the Payment Deferral Option Agreement") and amendment No. 2 to the KDDI PDA dated as of November 15, 2002 and amendment No.3 dated January 2, 2003.

(b)      the Security Agreements referred to in Exhibit E of KDDI PDA; and

(c) all documents relating to the creation of security interests in certain assets related to the business of the Borrower in Taiwan.

[Facility Agreement]

                                                                    [Schedule 7]
                                                                      (Consents)

                                   SCHEDULE 7

                                    CONSENTS

Each of the consents, approvals, registrations, permits and licenses mentioned in the legal opinions referred to in paragraphs 2, 3 and 4 of Schedule 3 to this Agreement.

[Facility Agreement]

                                                                    [Schedule 8]
                                                           (Financial Covenants)

                                   SCHEDULE 8

                               FINANCIAL COVENANTS

1. The Borrower undertakes and agrees with the Facility Agent and the Lenders that the Borrower will, unless the Facility Agent otherwise agrees in writing, ensure that the financial condition of the Borrower Group is such that on each Financial Covenant Test Date:-

         (a) commencing from 1st January, 2005, the ratio of Total Capital Expenditure for the immediately preceding 12 months period to Total Revenue for the immediately preceding 12 months period is equal to or less than 1.4:10;

         (b) commencing from 1st January, 2005 and subject to Clause 3(a) of this Schedule 8, the Debt Service Coverage Ratio for the then next 6 months is equal to or more than 1:1;

         (c) commencing from 1st January, 2006, the ratio of EBITDA for the immediately preceding 12 months period (excluding OA & M Expenses not exceeding US$35,000,000) to Total Revenue for the immediately preceding 12 months period is equal to or more than 1:5;

         (d)      subject to Clause 3(b) of this Schedule 8:-

                  (i) commencing from 1st January, 2006 for the period up to and including 31st December, 2006, the ratio of Net Debt for the immediately preceding 12 months period to EBITDA for the immediately preceding 12 months period is equal to or less than 10:1; and

                  (ii) commencing from 1st January, 2007, the ratio of Net Debt for the immediately preceding 12 months period to EBITDA for the immediately preceding 12 months period is equal to or less than 2.5:1;

         (e) subject to Clause 3(c) of this Schedule 8, commencing from 1st January, 2006, the ratio of EBITDA for the immediately preceding 3 months period to Interest Expense for the immediately preceding 3 months period is equal to or more than 2.5:1.

2. The Borrower undertakes and agrees with the Facility Agent and the Lenders that the Borrower will ensure that the Borrower Group, unless the Facility Agent otherwise agrees in writing, shall at each Financial Year end listed in column 1 hereunder achieve the IRU Cash Revenue and OA&M Cash Revenue and Service Revenue targets set out in Columns 2 and 3 respectively below opposite such Financial Year end by reference to the financial statements for such Financial Year delivered in accordance with this Agreement to the Lenders:-

[Facility Agreement]

                                                                    [Schedule 8]
                                                           (Financial Covenants)

           Column 1                               Column 2                    Column 3

                                                    IRU                       OA&M CASH
                                                    CASH                     REVENUE AND
           PERIOD                                 REVENUE                  SERVICE REVENUE
-------------------------------                -------------               ---------------
For the Financial Year ended 31                US$20,000,000               US$143,300,000
December 2004

For the Financial Year ended 31                US$25,000,000               US$185,500,000
December 2005

For the Financial Year ended 31                US$30,000,000               US$253,400,000
December 2006

For the Financial Year ended 31                US$30,000,000               US$350,600,000
December 2007

For the Financial Year ended 31                US$30,000,000               US$473,400,000
December 2008

3. If the Borrower, at any time, declares or pays any dividends or makes any other distribution (whether of an income or capital nature) pursuant to Clause 16.7 (Dividends), it shall ensure that the financial condition of the Borrower Group is such that: :-

         (a) the Debt Service Coverage Ratio for the then next 12 months from the date of such declaration or making of such distribution is equal to or more than 2:1;

         (b) from the date of such declaration or making of such distribution until the Final Maturity Date, the ratio of Net Debt to EBITDA is at all times equal to or less than 2.5:1; and

         (c) from the date of such declaration or making of such distribution until the Final Maturity Date, the ratio of EBITDA to Gross Interest is at all times equal to or more than 4:1.

For the purposes of calculating any of the financial ratios in this Schedule 8, any amount outstanding or payable in a currency other than US Dollars shall on that day be taken into account:

(i) if an audited consolidated balance sheet of a member of the Borrower Group has been prepared as at that day, in their US Dollar equivalent at the rate of exchange used for the purpose of preparing that balance sheet; and

(ii) in any other case, in their US Dollar equivalent at the rate of exchange that would have been used had an audited consolidated balance sheet of the Borrower Group been prepared as at that day in accordance with US GAAP; and

All terms and expressions used in this Schedule 8 are to be calculated and interpreted in accordance with US GAAP.

[Facility Agreement]

                                                                    [Schedule 9]
                                                  (Confirmation of IPO Proceeds)
                                   SCHEDULE 9

                          CONFIRMATION OF IPO PROCEEDS

To:      The Facility Agent

From:    The Borrower

We refer to a facility agreement as amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT"), and made between Asia Netcom Corporation Limited, as Borrower, Industrial and Commercial Bank of China
(Asia) Limited as Facility Agent, and the financial institutions listed therein as Lenders. Terms defined in the Facility Agreement shall have the same meanings in this IPO Confirmation Notice.

We confirm that:-

(i)      we have received IPO Net Proceeds in an amount equal to [ ]; and

(ii) at the date hereof the representations set out in Clause 15 (Representations and Warranties) of the Facility Agreement are true and correct and no Default has occurred and is continuing.

Yours faithfully,

For and on behalf of
ASIA NETCOM CORPORATION LIMITED

[Facility Agreement]

                                                                   [Schedule 10]
                                 (Form of Hybrid Financial Statements/Proformas)

                                   SCHEDULE 10

                     FORM OF HYBRID FINANCIAL STATEMENTS AND
                           HYBRID FINANCIAL PRO-FORMAS

                                     PART A

ANC Annual Hybrid US GAAP and Cash Financial Proforma

$millions                                                                        Q1      Q2       Q3      Q4
-------------------------------------------------------------------------------------------------------------
Cash Revenue
Restricted Cash IRU
OA&M Revenue
Services
Total Revenue

Expenses
Cash Operating Expenses
OA&M Expenses
Services Cost of Access
Total Expense

Capex/Overhang
Backhaul/Offnet Overhang
New IRU Backhaul
PCL Overhang
Services
NEC/KDDI Contracts
Other Capex
Total Capex/Overhang

Other Expenses/(Income)
Other Expenses/(Income)
Net Interest
Total Other Expense/(Income)

Net Cash Flow

Beginning Cash Balance
Net Cash Flow
Ending Cash Balance

[Facility Agreement]

                                                                   [Schedule 10]
                                 (Form of Hybrid Financial Statements/Proformas)

                                     PART B

ANC Quarterly Hybrid US GAAP and Cash Financial Statement

$millions                                                                        Q4 2003
----------------------------------------------------------------------------------------
Cash Revenue
Restricted Cash IRU
OA&M Revenue
Services
Total Revenue

Expenses
Cash Operating Expenses
OA&M Expenses
Services Cost of Access
Total Expense

Capex/Overhang
Backhaul/Offnet Overhang
New IRU Backhaul
PCL Overhang
Services
NEC/KDDI Contracts
Other Capex
Total Capex/Overhang

Other Expenses/(Income)
Other Expenses/(Income)
Net Interest
Total Other Expense/(Income)

Net Cash Flow

Beginning Cash Balance
Net Cash Flow
Ending Cash Balance

[Facility Agreement]

                                                                   [Schedule 11]
                                                                    (Debentures)

                                   SCHEDULE 11

                                   DEBENTURES

Security Documents to be granted by the following Security Parties in favour of the Security Trustee:

                                COLUMN 1                                  COLUMN 2                      COLUMN 2

                                                                                                     JURISDICTION OF
NO                           SECURITY PARTY                               DOCUMENT                   SECURITY PARTY
--------------------------------------------------------------------------------------------------------------------
1.                  ASIA NETCOM ASIA PACIFIC LIMITED             HONG KONG GROUP DEBENTURE              HONG KONG

2.                      ASIA NETCOM ASIA PACIFIC                 HONG KONG GROUP DEBENTURE              HONG KONG
                           COMMERCIAL LIMITED

3.                   ASIA NETCOM CORPORATION LIMITED                     DEBENTURE                       BERMUDA

4.                 ASIA NETCOM CORPORATION (SINGAPORE)           SINGAPORE GROUP DEBENTURE              SINGAPORE
                                PTE. LTD.

5.                    ASIA NETCOM HONG KONG LIMITED              HONG KONG GROUP DEBENTURE              HONG KONG

6.                 ASIA NETCOM SERVICES (S) PTE. LTD.            SINGAPORE GROUP DEBENTURE              SINGAPORE

7.                   ASIA NETCOM SINGAPORE PTE. LTD.             SINGAPORE GROUP DEBENTURE              SINGAPORE

8.                        EAST ASIA NETCOM LTD.                          DEBENTURE                       BERMUDA

9.                    GROUP WEALTH FINANCE LIMITED                       DEBENTURE                         BVI

10.                       SOUTHEAST ASIA NETCOM                  SINGAPORE GROUP DEBENTURE              SINGAPORE
                          (SINGAPORE) PTE. LTD.

11.                  ASIA NETCOM AUSTRALIA PTY LTD.                      DEBENTURE                      AUSTRALIA

12.                      ASIA NETCOM JAPAN CORP.                MOVABLES SECURITY ASSIGNMENT              JAPAN

13.                  ASIA NETCOM SINGAPORE PTE. LTD.               ASSIGNMENT OF BUILDING               SINGAPORE
                                                                         AGREEMENT

14.                     ASIA NETCOM TSUSHIN CORP.               MOVABLES SECURITY ASSIGNMENT              JAPAN

15.                       ASIA NETCOM USA, INC.                      SECURITY AGREEMENT                    USA

[Facility Agreement]

                                                                   [Schedule 11]
                                                                    (Debentures)

16.                    EAST ASIA NETCOM JAPAN LTD.              MOVABLES SECURITY ASSIGNMENT              JAPAN
                                                                     / MOVABLES PLEDGE

17.                EAST ASIA NETCOM PHILIPPINES, INC.                 CHATTEL MORTGAGE                 PHILIPPINES

[Facility Agreement]

                                                                   [Schedule 12]
                                                               (Share Mortgages)

                                   SCHEDULE 12

                                 SHARE MORTGAGES

  SHARE MORTGAGES TO BE GRANTED BY THE FOLLOWING SECURITY PARTIES IN FAVOUR OF
                                  THE SECURITY

                       COLUMN 1                          COLUMN 2              COLUMN 2              COLUMN 4

                                                                              JURISDICTION
            COMPANIES WHOSE SHARES ARE THE                                        OF
            SUBJECT OF THE SHARE CHARGE -                                      SECURITY
NO.                 (JURISDICTION)                    SECURITY PARTY             PARTY               DOCUMENT
--------------------------------------------------------------------------------------------------------------------
1.       Asia Netcom Asia Pacific Commercial     ASIA NETCOM CORPORATION        BERMUDA      HK GROUP SHARE MORTGAGE
                 Limited - (Hong Kong)                   LIMITED

2.         Asia Netcom Asia Pacific Limited      ASIA NETCOM CORPORATION        BERMUDA      HK GROUP SHARE MORTGAGE
                    - (Hong Kong)                        LIMITED

3.         Asia Netcom Corporation Limited             CHINA NETCOM             BERMUDA         ANC SHARE MORTGAGE
                     - (Bermuda)                  INTERNATIONAL LIMITED

4.       Asia Netcom Corporation (Singapore)     ASIA NETCOM CORPORATION        BERMUDA       SINGAPORE GROUP SHARE
               Pte Limited - (Singapore)                 LIMITED                                     MORTGAGE


5.          Asia Netcom Hong Kong Limited        ASIA NETCOM CORPORATION        BERMUDA      HK GROUP SHARE MORTGAGE
                    - (Hong Kong)                        LIMITED

6.              Asia Netcom Korea Ltd.           ASIA NETCOM CORPORATION       SINGAPORE           SHARE PLEDGE
                      - (Korea)                  (SINGAPORE) PTE. LIMITED

7.       Asia Netcom Services (S) Pte. Ltd.      ASIA NETCOM CORPORATION       SINGAPORE      SINGAPORE GROUP SHARE
                   - (Singapore)                 (SINGAPORE) PTE. LIMITED                            MORTGAGE

8.         Asia Netcom Singapore Pte. Ltd.       ASIA NETCOM CORPORATION       SINGAPORE      SINGAPORE GROUP SHARE
                    - (Singapore)                (SINGAPORE) PTE. LIMITED                            MORTGAGE

9.         East Asia Netcom Korea Limited.         EAST ASIA NETCOM UK          ENGLAND       SHARE PLEDGE AGREEMENT
                      - (Korea)                      HOLDINGS LIMITED

10.             East Asia Netcom Ltd.                    ASSETCO                  BVI           EAN SHARE MORTGAGE
                     - (Bermuda)

11                 East Asia Netcom               EAST ASIA NETCOM LTD.         BERMUDA           SHARE MORTGAGE
                 UK Holdings Limited
                     - (England)

[Facility Agreement]

                                                                   [Schedule 12]
                                                               (Share Mortgages)

12        Group Wealth Finance Limited (BVI)      EAST ASIA NETCOM LTD.         BERMUDA           SHARE MORTGAGE

13              Southeast Asia Netcom             ASIA NETCOM SINGAPORE        SINGAPORE      SINGAPORE GROUP SHARE
                (Singapore) Pte. Ltd.                   PTE. LTD.                                    MORTGAGE
                    - (Singapore)

14.         Asia Netcom Australia Pty Ltd.       ASIA NETCOM CORPORATION       SINGAPORE          SHARE MORTGAGE
                    - (Australia)                (SINGAPORE) PTE. LIMITED

15.            Asia Netcom Japan Corp.           ASIA NETCOM CORPORATION       SINGAPORE        EQUITY UNIT PLEDGE
                      - (Japan)                  (SINGAPORE) PTE. LIMITED                           AGREEMENT

16.           Asia Netcom Tsushin Corp.          ASIA NETCOM CORPORATION       SINGAPORE        EQUITY UNIT PLEDGE
                      - (Japan)                  (SINGAPORE) PTE. LIMITED                           AGREEMENT

17.             Asia Netcom USA, Inc.            ASIA NETCOM CORPORATION       SINGAPORE      STOCK PLEDGE AGREEMENT
                       - (USA)                   (SINGAPORE) PTE. LIMITED

18.          East Asia Netcom Japan Ltd.           EAST ASIA NETCOM UK          ENGLAND         EQUITY UNIT PLEDGE
                      - (Japan)                      HOLDINGS LIMITED

[Facility Agreement]

                                                                   [Schedule 13]
                                                           (Subordination Deeds)

                                   SCHEDULE 13

                               SUBORDINATION DEEDS

[Facility Agreement]

                                                                   [Schedule 14]
                                                        (Bring Down Certificate)

                                   SCHEDULE 14

                        BORROWER'S BRINGDOWN CERTIFICATE

                                                            ______________, 2004

To:      Industrial and Commercial Bank of China (Asia) Limited
         10/F, ICBC Asia Building
         122-126 Queen's Road Central
         Hong Kong
         and to each Finance Party

I refer to the facility agreement as amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT") dated July, 2004, between (1) Asia Netcom Corporation Limited as borrower (the "BORROWER"); (2) the lenders named therein (the "LENDERS"), (3) Industrial and Commercial Bank of China (Asia) Limited as facility agent for the Lenders, and (4) Industrial and Commercial Bank of China (Asia) Limited as arranger in relation to a loan facility in the maximum aggregate amount of up to US$150,000,000 to be made available on the terms and conditions set out therein.

Terms defined in the Facility Agreement have the same meaning when used in this Certificate unless otherwise defined in this Certificate.

I am an authorised signatory of the Borrower and, pursuant to paragraph 16 of
Schedule 3 to the Facility Agreement, hereby certify as follows:-

INFORMATION: All information supplied to the Facility Agent or any other Finance Party by or on behalf of the Borrower in respect of any member of the Borrower Group under or in connection with the Finance Documents, including but not limited to the Group Structure Chart and the audited accounts of the Borrower Group for the year ended 31st March, 2003, is true, complete and accurate in all material respects and not misleading in any material respect or does not omit any material facts and all reasonable enquiries have been made to verify the facts contained in the Finance Documents; and there are no other facts the omission of which would make any fact or statement therein misleading in any material respect nor there is any material adverse change in the financial condition of the Borrower or the Borrower Group from the date when such information was provided.

COMPLIANCE WITH CONSENTS AND LICENCES: every consent, authorisation, licence or approval required for the time being by each member of the Borrower Group in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect and there has been no material default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on the ability of each member of the Borrower Group to perform its obligations under the Finance Documents to which it is party and, to the knowledge of the officers of the Borrower, no circumstances have arisen whereby any remedial action is likely to be required to be taken by, or at the expense of, any member of the

[Facility Agreement]

                                                                   [Schedule 14]
                                                        (Bring Down Certificate)

Borrower Group under or pursuant to any law or regulation applicable to the business, property or assets of a member of the Borrower Group.

LITIGATION: except as disclosed in a letter of even date from the Borrower to the Facility Agent, no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of the Borrower, threatened against the Borrower or any member of the Borrower Group or any of their respective assets which could, in the reasonable opinion of the Majority Lenders, materially and adversely affect its business, assets or financial condition or their respective ability to perform its obligations under the Finance Documents to which each is party.

NO DEFAULT: no Default has occurred and is continuing or might reasonably be expected to result from the making of an Advance and no member of the Borrower Group is or, with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would be in material breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound.

                           _________________________________
                           FOR AND ON BEHALF OF
                           ASIA NETCOM CORPORATION LIMITED
                           AUTHORISED SIGNATORY

[Facility Agreement]

                                                                   [Schedule 15]
                                                         (Group Structure Chart)

                                   SCHEDULE 15

                              GROUP STRUCTURE CHART

[Facility Agreement]

                                                                   [Schedule 15]
                                                         (Group Structure Chart)

                               [ASIA NETCOM CHART]

[Facility Agreement]

                                                                   [Schedule 16]
                                                 (Initial Material Subsidiaries)

                                   SCHEDULE 16

                          INITIAL MATERIAL SUBSIDIARIES

                                                                       JURISDICTION OF
       INITIAL MATERIAL SUBSIDIARIES                                    INCORPORATION
--------------------------------------------------------------------------------------
      ASIA NETCOM ASIA PACIFIC LIMITED                                    HONG KONG

ASIA NETCOM ASIA PACIFIC COMMERCIAL LIMITED                               HONG KONG

       ASIA NETCOM AUSTRALIA PTY LTD.                                     AUSTRALIA

      ASIA NETCOM CORPORATION LIMITED                                      BERMUDA

ASIA NETCOM CORPORATION (SINGAPORE) PTE LTD.                              SINGAPORE

       ASIA NETCOM HONG KONG LIMITED                                      HONG KONG

           ASIA NETCOM JAPAN CORP                                           JAPAN

           ASIA NETCOM KOREA LTD                                            KOREA

     ASIA NETCOM SERVICES (S) PTE LTD.                                    SINGAPORE

       ASIA NETCOM SINGAPORE PTE LTD.                                     SINGAPORE

          ASIA NETCOM TSUSHIN CORP                                          JAPAN

            ASIA NETCOM USA INC                                              USA

           EAST ASIA NETCOM LTD.                                           BERMUDA

        EAST ASIA NETCOM JAPAN LTD.                                         JAPAN

       EAST ASIA NETCOM KOREA LIMITED                                       KOREA

     EAST ASIA NETCOM PHILIPPINES, INC.                                  PHILIPPINES

       EAST ASIA NETWORK TAIWAN INC.                                        TAIWAN

    EAST ASIA NETCOM UK HOLDINGS LIMITED                                   ENGLAND

        GROUP WEALTH FINANCE LIMITED                                         BVI

 SOUTHEAST ASIA NETCOM (SINGAPORE) PTE LTD                                SINGAPORE

[Facility Agreement]

                                                                   [Schedule 17]
            (Documents required to be delivered by an Additional Security Party)

                                   SCHEDULE 17

                    DOCUMENTS REQUIRED TO BE DELIVERED BY AN
                            ADDITIONAL SECURITY PARTY

1. A certified true copy of the constitutional documents of the Additional Security Party.

2. A certified true copy of a resolution of the board of directors and the shareholders of the Additional Security Party:

         (a) approving the terms of, and the transactions contemplated by, the Finance Documents and resolving that it execute the Finance Documents to which it is a party;

         (b)      authorizing a specified person to execute such Finance
                  Documents; and

         (c) authorizing a specified person, on its behalf, to sign and deliver all other documents and notices to be signed and/or delivered by it under or in connection with the Finance Documents.

3.       A specimen of the signature of each person referred to in paragraph 2.
         above.

4. A copy of any other authorization or other document, opinion, or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by such Finance Documents, or for the validity and enforceability of such Finance Documents.

5. Legal opinions from legal advisers in all relevant jurisdictions as required by the Facility Agent.

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

                                   SCHEDULE 18

                        SECURITY PERFECTION REQUIREMENTS

PART A   PERFECTION OF SECURITY REQUIREMENTS WITHIN 1 BUSINESS DAY OF THE DATE          Checklist
         OF EXECUTION                                                                    Item No.
         BERMUDA
         SHARE MORTGAGE OVER SHARES IN NEWCO GRANTED BY EAN - submit original of      A -II1A2(ii)
         the Share Mortgage to the Registrar of Companies in Bermuda for
         registration.

         THIRD PRIORITY DEBENTURE OVER ASSETS OF EAN - submit original of the         A - II1A3(b)
         Third Priority Debenture to the Registrar of Companies in Bermuda for
         registration

         DEBENTURE OVER ASSETS OF THE BORROWER - submit original of the               A - II1B1
         Debenture to the Registrar of Companies in Bermuda for registration

         CHARGE OVER DEPOSIT GRANTED BY THE BORROWER - submit original of the         A - II1B7(b)
         Charge over Deposit to the Registrar of Companies in Bermuda for registration

         DEED OF ACCOUNT CHARGE GRANTED BY THE BORROWER - submit original of the      A - II1B9(b)
         Deed of Account Charge to the Registrar of Companies in Bermuda for
         registration

         SHARE MORTGAGE OVER SHARES IN THE BORROWER GRANTED BY CNC INTERNATIONAL      A - II1C1(i)
         - submit original of the Share Mortgage to the Registrar of Companies in Bermuda for registration

         SECOND DEED OF MORTGAGE OVER SHARES IN EAN - submit original of the          A - II7A1(c)
         Second Deed of Mortgage to the Registrar of Companies in Bermuda for
         registration

         ASSIGNMENT OF FIXED AND FLOATING CHARGE OVER ASSETS OF EAN FROM KDDI TO      B - II1A1(b)
         NEWCO - submit original of the Assignment together with Form 9 (revised particulars) to Registrar of Companies in Bermuda

         ASSIGNMENT OF FIXED AND FLOATING CHARGE OVER ASSETS OF EAN FROM NEC TO       B - II1A2(b)
         NEWCO - submit original of the Assignment together with Form 9 (revised particulars) to Registrar of Companies in Bermuda

         ASSIGNMENT OF SHARE CHARGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS           B - II1A3(d)
         LIMITED OVER SHARES OF EAN FROM DB TRUSTEES TO NEWCO - submit original of the Assignment together with Form 9 (revised particulars) to
         Registrar of Companies in Bermuda

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)


         DEED OF ASSIGNMENT OF CHARGE GRANTED BY ASSETCO OVER SHARES OF EAN FROM      B - II7A1(b)
         DB TRUSTEES TO NEWCO - submit original Deed of Assignment together with
         Form 9 (revised particulars) to Registrar of Companies in Bermuda

         BVI

         SECOND DEED OF MORTGAGE OVER SHARES IN EAST ASIA NETCOM LIMITED -            A - II7A1(b)(i)
         Registration of Second Deed of Mortgage on AssetCo's Register of
         Mortgages

         DEBENTURE OVER ASSETS OF NEWCO - Registration of Debenture on NewCo's        A - II7B1(a)(i)
         Register of Mortgages

         SHARE PLEDGE AGREEMENT to be given by ASIA NETCOM CORPORATION
         (SINGAPORE) PTE. LTD. [3020] (SINGAPORE) over shares in ASIA NETCOM
         JAPAN CORP. AND ASIA NETCOM TSUSHIN CORP.
         - entry of the pledge interest in the shareholders register of Asia          A - II5a5(b)
         Netcom Japan Corp.
         - entry of the pledge interest in the shareholders register of Asia          A - II5a5(b)
         Netcom Tsushin Corp.

         JAPAN
         TRANSFER OF PLEDGE OF MOVABLES GRANTED BY EAST ASIA NETCOM JAPAN             B - II3A1(b)
         LIMITED FROM KDDI TO NEWCO - affixation of official date stamp
         (kakutei-hizuke) on the Confirmation and Consent to be given by Asia
         Netcom Japan Corp (as possessor of movables)

         TRANSFER OF PLEDGE OF MOVABLES GRANTED BY EAST ASIA NETCOM JAPAN             B - II3A2(b)
         LIMITED FROM NEC TO NEWCO - affixation of official date stamp
         (kakutei-hizuke) on the Confirmation and Consent to be given by Asia
         Netcom Japan Corp (as possessor of movables)

         TRANSFER OF MORTGAGE GRANTED BY EAST ASIA NETCOM JAPAN LIMITED FROM
         KDDI TO NEWCO
         - entry in the property registry maintained by (a) Aji Branch of Tsu         B - II3A3(b)
         Local Legal Affairs Bureau with respect to the Ajigaura Property and
         (b) Htachinaka Branch of Mito Local Legal Affairs Bureau with respect to the Shima Property
         - payment of governmental commission for the registration of the             B - II3A3(c)
         transfer of mortgage

         TRANSFER OF MORTGAGE GRANTED BY EAST ASIA NETCOM JAPAN LIMITED FROM NEC
         TO NEWCO
         - entry in the property registry maintained by (a) Aji Branch of Tsu         B - II3A4(b)
         Local Legal Affairs Bureau with respect to the Ajigaura Property and
         (b) Htachinaka Branch of Mito Local Legal Affairs Bureau with respect to the Shima Property

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

         - payment of governmental commission for the registration of the             B - II3A3(c)
         transfer of mortgage

         TRANSFER OF EQUITY UNIT PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS       B - II6A2(d)
         LIMITED OVER SHARES IN EAST ASIA NETCOM JAPAN LTD FROM KDDI TO NEWCO -
         entry into the shareholders register of East Asia Netcom Japan Ltd regarding the transfer of the pledge

         TRANSFER OF EQUITY UNIT PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS       B - II6A3(d)
         LIMITED OVER SHARES IN EAST ASIA NETCOM JAPAN LTD FROM NECTO NEWCO -
         entry into the shareholders register of East Asia Netcom Japan Ltd regarding the transfer of the pledge

         KOREA
         SHARE PLEDGE OVER SHARES IN ASIA NETCOM KOREA LTD GRANTED BY ASIA
         NETCOM CORPORATION (SINGAPORE) PTE LTD
         - affix official fixed date stamp on the acknowledgment and consent to       A - II5A4 (b)
         be given by Asia Netcom Korea Ltd
         - submit application form to Asia Netcom Korea Ltd for the recordation       A - II5A4 (d)
         of the Lenders' pledge interest in Shareholders Registry of Asia Netcom
         Korea Ltd.

         ASSIGNMENT OF SHARE PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS           B - II6A1(a)
         LIMITED OVER SHARES IN EAST ASIA NETCOM KOREA LTD FROM DB TRUSTEES AND
         NEWCO - affix official fixed date stamp on the acknowledgment and consent to be given by East Asia Netcom Korea Ltd

         USA
         STOCK PLEDGE AGREEMENT OVER SHARES IN ASIA NETCOM USA, INC. GRANTED BY       A - II5A6(c)
         ASIA NETCOM CORPORATION (SINGAPORE) PTE LTD AND SECURITY ASSIGNMENT -        and A - II9A1
         submit UCC filings in the State of Delaware against Asia Netcom USA,
         Inc.

         DEBENTURE OVER ASSETS OF THE BORROWER - submit UCC filings in                A - II1B1
         Washington DC against the Borrower

         ASSIGNMENT OF FIXED AND FLOATING CHARGE OVER ASSETS OF EAN FROM KDDI TO      B - II1A1(e)
         NEWCO - submit UCC filings in Washington DC against EAN

PART B   PERFECTION OF SECURITY REQUIREMENTS WITHIN 5 BUSINESS DAYS OF THE DATE
         OF EXECUTION

         KOREA
         ASSIGNMENT OF SHARE PLEDGE OVER SHARES IN EAST ASIA NETCOM KOREA LTD.        B - II6A1(b)
         GRANTED BY EAST ASIA NETCOM UK HOLDINGS LIMITED FROM DB TRUSTEES TO
         NEWCO - submit application form to East Asia Netcom Korea Ltd for the recordation of the Lenders' pledge interest in Shareholders Registry of
         East Asia Netcom Korea Ltd.

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

         SECOND PRIORITY SHARE PLEDGE OVER SHARES IN EAST ASIA NETCOM KOREA LTD.      A - II6A2(d)
         GRANTED BY EAST ASIA NETCOM UK HOLDINGS LIMITED - submit application form to East Asia Netcom Korea Ltd for the recordation of the Lenders'
         second priority pledge interest in Shareholders Registry of East Asia
         Netcom Korea Ltd.

PART C   PERFECTION OF SECURITY REQUIREMENTS WITHIN 10 BUSINESS DAYS OF THE DATE
         OF EXECUTION

         BVI
         SHARE MORTGAGE OVER SHARES IN NEWCO GRANTED BY EAN - entry of notation       A - II1A2(i)
         of Share Mortgage on NewCo's share register and filing of share register with the BVI Companies Registry

         SECOND DEED OF MORTGAGE OVER SHARES IN EAN - filing of AssetCo's             A - II7A1(b)(ii)
         Register of Mortgages with the BVI Companies Registry

         DEBENTURE OVER ASSETS OF NEWCO - filing of NewCo's Register of               A - II7B1(a)(ii)
         Mortgages with the BVI Companies Registry

PART D   PERFECTION OF SECURITY REQUIREMENTS WITHIN 14 DAYS OF THE DATE OF
         EXECUTION

         HONG KONG
         DEED OF RELEASE OF CHARGE OVER SHARES IN ASIA NETCOM HONG KONG LIMITED       B - III1A1
         - submit Form M2 to Companies Registry of Hong Kong for registration.

         KDDI DEED OF TRANSFER, SETTLEMENT AND RELEASE AND KDDI DEED OF               B - III2A1
         TRANSFER, SETTLEMENT AND RELEASE - submit Form M2 to Companies Registry of Hong Kong for registration of the release of Fixed and Floating
         Charge in Asia Netcom Hong Kong Limited granted in favour of KDDI.

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND KDDI DEED OF TRANSFER,      B - III3A1
         SETTLEMENT AND RELEASE - submit Form M2 to Companies Registry of Hong
         Kong for registration of the release of Fixed and Floating Charge in
         Asia Netcom Hong Kong Limited granted in favour of NEC.

         JAPAN
         KDDI DEED OF TRANSFER, RELEASE AND SETTLEMENT - KDDI to file an ex post      B - IA(a)
         notice with the Bank of Japan regarding the transfer of the portion of the Vendor Financing from KDDI to NewCo.

         NEC DEED OF TRANSFER, RELEASE AND SETTLEMENT - NEC to file an ex post        B - IA(a)
         notice with the Bank of Japan regarding the transfer of the portion of the

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

         Vendor Financing from NEC to NewCo.

PART E   PERFECTION OF SECURITY REQUIREMENTS WITHIN 21 DAYS OF THE DATE OF
         EXECUTION

         ENGLAND
         SECOND DEED OF MORTGAGE OVER SHARES IN EAST ASIA NETCOM UK HOLDINGS          A - II 1A4(a)
         LIMITED GRANTED BY EAN - submit original of the Second Deed of Mortgage to Companies House for registration

         ASSIGNMENT OF SHARE PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS           B - II6A1(d)
         LIMITED OVER SHARES IN EAST ASIA NETCOM KOREA LIMITED FROM DB TRUSTEE
         TO NEWCO - submit original of the Assignment of Share Pledge to
         Companies House for registration

         DEBENTURE OVER ASSETS OF EAST ASIA NETCOM UK HOLDINGS LIMITED - submit       A - II6A1
         original of the Debenture to Companies House for registration

         SECOND PRIORITY SHARE PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS         A - II6A2(e)
         LIMITED OVER SHARES IN EAST ASIA NETCOM KOREA LIMITED - submit original of the Second Priority Share Pledge to Companies House for registration

         THIRD PRIORITY EQUITY UNIT PLEDGE GRANTED BY EAST ASIA NETCOM UK             A - II6A4(a)
         HOLDINGS LIMITED OVER SHARES IN EAST ASIA NETCOM JAPAN LTD - submit original of the Third Priority Equity Unit Pledge to Companies House
         for registration

         TRANSFER OF EQUITY UNIT PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS       B - II6A2(e)
         LIMITED OVER SHARES IN EAST ASIA NETCOM JAPAN LTD FROM KDDI TO NEWCO -
         submit original of the Transfer of Equity Unit Pledge to Companies
         House for registration

         TRANSFER OF EQUITY UNIT PLEDGE GRANTED BY EAST ASIA NETCOM UK HOLDINGS       B - II6A3(e)
         LIMITED OVER SHARES IN EAST ASIA NETCOM JAPAN LTD FROM NECTO NEWCO -
         submit original of the Transfer of Equity Unit Pledge to Companies
         House for registration

         DEED OF ASSIGNMENT OF PLEDGE AGREEMENT GRANTED BY EAST ASIA NETCOM UK        B - II6A4(c)
         HOLDINGS LIMITED OVER SHARES IN EAST ASIA NETCOM PHILIPPINES, INC. -
         submit original of the Deed of Assignment to Companies House for registration

         ALL OTHER SECURITY DOCUMENTS - submit original of all other Security
         Documents to Companies House for registration.

         JAPAN
         TRANSFER OF MORTGAGE GRANTED BY EAST ASIA NETCOM JAPAN LIMITED FROM          B - II3A3(d)
         KDDI TO NEWCO - consent from landowner for the transfer of mortgage

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

         TRANSFER OF MORTGAGE GRANTED BY EAST ASIA NETCOM JAPAN LIMITED FROM NEC      B - II3A4(d)
         TO NEWCO - consent from landowner for the transfer of mortgage

PART F   PERFECTION OF SECURITY REQUIREMENTS WITHIN 30 DAYS OF THE DATE OF
         EXECUTION

         SINGAPORE
         GROUP DEBENTURE OVER ASSETS OF ASIA NETCOM CORPORATION (SINGAPORE) PTE       A - II5A3(ae)
         LTD, ASIA NETCOM SINGAPORE PTE. LTD, ASIA NETCOM SERVICES (S) PTE LTD,
         AND SOUTHEAST ASIA NETCOM (SINGAPORE) PTE LTD. - submit Group Debenture for stamping with the Inland Revenue Authority of Singapore

         ASSIGNMENT OF BUILDING AGREEMENT BETWEEN ASIA NETCOM SINGAPORE PTE LTD       A - II5B2(c)
         AND ICBC ASIA - submit Assignment of Building Agreement for stamping with the Inland Revenue Authority of Singapore

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF SHARE            B - II3B1
         CHARGE OVER SHARES IN ASIA NETCOM SINGAPORE PTE LTD - submit notification to the Accounting and Corporate Regulatory Authority
         regarding the release of the Share Charge

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF SHARE            B -II3B3
         CHARGE OVER FUTURE SHARES IN ASIA NETCOM SINGAPORE PTE LTD - submit notification to the Accounting and Corporate Regulatory Authority
         regarding the release of the future Share Charge

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF DEBENTURE        B -II3B3
         OVER ASSETS PF ASIA NETCOM SINGAPORE PTE LTD - submit notification to the Accounting and Corporate Regulatory Authority regarding the release of the Debenture

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF ASSIGNMENT       B -II3B10
         OF BUILDING AGREEMENT - submit notification to the Accounting and
         Corporate Regulatory Authority regarding the release of the Assignment of Building Agreement

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF ASSIGNMENT       B - II3B7
         OF BUILDING AGREEMENT - notice of release and reassignment to Jurong
         Town Corporation

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF ASSIGNMENT       B - II3B8
         OF BUILDING AGREEMENT - withdrawal of previous caveat lodged with respect of the Assignment of Building Agreement

         NEC DEED OF TRANSFER, SETTLEMENT AND RELEASE AND RELEASE OF DEBENTURE        B -II3B11
         OVER ASSETS PF SOUTHEAST ASIA NETCOM (SINGAPORE) PTE LTD - submit notification to the Accounting and Corporate Regulatory Authority
         regarding the release of the Debenture

[Facility Agreement]

                                                                   [Schedule 18]
                                              (Security Perfection Requirements)

PART G   PERFECTION OF SECURITY REQUIREMENTS WITHIN 5 WEEKS OF THE DATE OF
         EXECUTION

         HONG KONG
         GROUP SHARE MORTGAGE OVER SHARES IN ASIA NETCOM ASIA PACIFIC LIMITED,        A - II 1B3(y)
         ASIA NETCOM ASIA PACIFIC COMMERCIAL LIMITED AND ASIA NETCOM HONG KONG
         LIMITED GRANTED BY THE BORROWER - submit original of the Group Share
         Mortgage to Companies Registry of Hong Kong for registration

         CHARGE OVER DEPOSIT GRANTED BY THE BORROWER - submit original of the         A - II 1B7(c)
         Charge over Deposit to the Companies Registry of Hong Kong for registration

         DEED OF ACCOUNT CHARGE GRANTED BY THE BORROWER - submit original of the      A - II 1B9(c)
         Deed of Account Charge to the Companies Registry of Hong Kong for
         registration

         GROUP DEBENTURE OVER ASSETS OF ASIA NETCOM ASIA PACIFIC LIMITED, ASIA        A - II 2A(a)
         NETCOM ASIA PACIFIC COMMERCIAL LIMITED AND ASIA NETCOM HONG KONG
         LIMITED - submit original of the Group Debenture to Companies Registry of Hong Kong for registration

         ALL OTHER SECURITY DOCUMENTS - submit original of all other Security
         Documents to the Companies Registry of Hong Kong for registration.

PART H   PERFECTION OF SECURITY REQUIREMENTS WITHIN 37 DAYS OF THE DATE HEREOF

         SINGAPORE
         GROUP DEBENTURE OVER ASSETS OF ASIA NETCOM CORPORATION (SINGAPORE) PTE       A - II5A3(ad)
         LTD, ASIA NETCOM SINGAPORE PTE. LTD, ASIA NETCOM SERVICES (S) PTE LTD,
         AND SOUTHEAST ASIA NETCOM (SINGAPORE) PTE LTD. - lodgement of the
         Statement Containing Particulars of Charge with the Accounting and
         Corporate Regulatory Authority

         ASSIGNMENT OF BUILDING AGREEMENT BETWEEN ASIA NETCOM SINGAPORE PTE LTD       A - II5B2(b)
         AND ICBC ASIA - lodgement of the Statement Containing Particulars of
         Charge with the Accounting and Corporate Regulatory Authority

PART I   NOTICES OF ASSIGNMENT AND ACKNOWLEDGMENTS AND OTHER CONSENTS (IF ANY)
         REQUIRED TO BE RECEIVED UNDER ALL RELEVANT SECURITY DOCUMENTS
         - execution and delivery of all notices of assignment and acknowledgment and other consents (if any) within the time limit specified under the relevant Security Document.

[Facility Agreement]

                                 EXECUTION PAGE

THE BORROWER

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
ASIA NETCOM CORPORATION LIMITED             )

THE LENDERS

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
THE INDUSTRIAL AND COMMERCIAL               )
BANK OF CHINA, BEIJING BRANCH               )

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
THE INDUSTRIAL AND COMMERCIAL               )
BANK OF CHINA, SHANGHAI BRANCH              )

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
THE INDUSTRIAL AND COMMERCIAL               )
BANK OF CHINA, HONG KONG BRANCH             )

[Facility Agreement]

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
CHINA MINSHENG BANKING                      )
CORP. LTD.                                  )

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
CITIC INDUSTRIAL BANK                       )

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
BANK OF COMMUNICATIONS                      )

[Facility Agreement]

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
HUAXIA BANK                                 )

THE ARRANGER

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
INDUSTRIAL AND COMMERCIAL BANK OF           )
CHINA (ASIA) LIMITED                        )

THE FACILITY AGENT

SIGNED by                                   )
                                            )
                                            )
for and on behalf of                        )
INDUSTRIAL AND COMMERCIAL BANK OF           )
CHINA (ASIA) LIMITED                        )

[Facility Agreement]